UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Municipal
             Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Annual Report

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, as well as the secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

High-yield municipal bonds performed well for most of the reporting period due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of coronavirus led to travel restrictions, business closures and stay-at-home orders. The prospect of a recession caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and limited market liquidity inhibited efficient pricing. High yield municipal bonds, while trailing the overall market by a substantial margin in the downturn, subsequently recovered in the April-June 2020 interval due to aggressive stimulus from the Fed and U.S. Congress. The high yield index finished in positive territory for the full period as a result. Nevertheless, it lagged the investment-grade market due to its sizable underperformance in March.

The Fund’s underperformance was partially the result of its duration (interest-rate sensitivity) being below the benchmark for much of the period, which was a headwind at a time of falling yields. (Prices and yields move in opposite directions.) Security selection in the tobacco space was an additional detractor of note.

The Fund’s use of U.S. Treasury futures to manage interest-rate risk also hurt Fund performance due to the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields plunged as investors staged a “flight to quality.” The Fund eliminated its interest-rate risk-management strategy in the first quarter of 2020, as the prospects for an extended period of low rates appeared more likely given the shifts in Fed policy.

On the positive side, the Fund’s yield curve positioning aided performance. The investment adviser emphasized a barbell approach that utilized both long- and short-dated bonds, which worked well in the environment of the past 12 months. Sector allocation was a further plus, as was selection among BBB rated bonds. Holdings in the transportation and corporate-backed sectors also performed well. In addition, the Fund benefited from its positions in the 15- to 20-year maturity range.

Describe recent portfolio activity.

The Fund maintained a higher-quality profile for most of the period, reflecting the low level of yield spreads prior to the March downturn. However, once the market sold off, the investment adviser took the opportunity to add positions at more attractive yields.

The Fund reduced its weightings in sectors that could be vulnerable to the recession brought about by coronavirus pandemic, such as senior living, higher education and airlines. The investment adviser rotated the proceeds into areas it viewed as being more resilient amid challenging economic conditions, including charter schools, tobacco and residential development projects.

The portfolio’s cash reserves stood modestly above 5% at the end of June, which is higher than normal. This aspect of the Fund’s positioning reflected the investment adviser’s desire to maintain enough liquidity to capitalize on compelling investment opportunities that could arise if volatility resumes. The Fund’s cash weighting had no material impact on performance.

Describe portfolio positioning at period end.

The Fund’s duration was above that of the index, and it had an emphasis on longer-term bonds. This positioning was based on the investment adviser’s view that prevailing yields were likely to remain depressed. The Fund maintained an allocation to Puerto Rico, where the investment adviser continued to see attractive valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock High Yield Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.29%	3.21%	(3.08)%	0.10%	N/A	4.73%	N/A	5.85%	N/A
Investor A	2.91	2.83	(3.12)	(0.16)	(4.40)%	4.47	3.56%	5.57	5.11%
Investor C	2.29	2.19	(3.47)	(0.80)	(1.76)	3.71	3.71	4.80	4.80
Class K	3.34	3.24	(2.97)	0.14	N/A	4.75	N/A	5.86	N/A
S&P® Municipal Bond Index	—	—	1.97	4.23	N/A	3.91	N/A	4.27	N/A
Custom High Yield Index	—	—	(1.63)	2.31	N/A	6.39	N/A	6.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock High Yield Municipal Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$969.20	$3.13	$2.59	$1,000.00	$1,021.68	$3.22	$1,022.23	$2.66
Investor A	1,000.00	968.80	4.36	3.87	1,000.00	1,020.44	4.47	1,020.93	3.97
Investor C	1,000.00	965.30	2.94	2.40	1,000.00	1,021.88	3.02	1,022.43	2.46
Class K	1,000.00	970.30	8.06	7.53	1,000.00	1,016.66	8.27	1,017.21	7.72

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.89% for Investor A, 1.65% for Investor C and 0.60% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.53% for Institutional, 0.78% for Investor A, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	19%
Health	14
Education	13
State	13
Transportation	13
Utilities	11
Tobacco	11
Corporate	5
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	8%
2021	4
2022	8
2023	7
2024	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AA/Aa	12%
A	12
BBB/Baa	22
BB/Ba	10
B/B	5
CC	2
N/R(b)	37

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, as well as the secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Custom National Index.

What factors influenced performance?

Municipal bonds performed well for most of the reporting period due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of the coronavirus led to travel restrictions, business closures and stay-at-home orders. The prospect of a recession caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-June 2020 interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk hurt performance due to the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields plunged due to investors’ “flight to quality.”

An allocation to high-yield bonds detracted, as investors gravitated away from lower-quality securities in the March sell-off.

Holdings in longer-maturity bonds generally helped performance at a time in which the long end of the yield curve produced higher returns than shorter-dated issues. At the sector level, the Fund benefited from its positions in health care, transportation and corporate-backed debt.

Describe recent portfolio activity.

As consistent, the Fund’s portfolio was aimed at maintaining a balanced, higher-quality and income-oriented portfolio.

Cash reserves significantly increased over the course of the year, and the Fund’s cash weighting was well above average at about 19% of assets as of June 30, 2020. This positioning provided liquidity during the turbulence of the first quarter of 2020, when the coronavirus led to slowing growth and threatened the revenues of state and local municipalities. At the end of June, the investment adviser did not view yields — which stood near historic lows — as compelling. In addition, the investment adviser believed the yield spreads on lower-rated issues were unattractive given the potential risks stemming from the coronavirus. It therefore maintained a higher cash position to provide the flexibility to capitalize on any additional market volatility that may occur in the second half of the year. Any material impact to performance from the cash position would be viewed as positive during periods of rising rates and from an opportunistic perspective.

The investment adviser pared back on bonds it deemed most vulnerable to economic weakness, such as those related to airlines, airports and convention centers. As a result, the Fund closed the period with a relatively high-quality posture.

Describe portfolio positioning at period end.

The Fund had an average credit quality of A+, and it had a 7.8% weighting in bonds subject to the alternative minimum tax. Duration stood at 6.0 years as of June 30, 2020, in line with the benchmark. Leverage was 2.5% of assets, down from 5% at the start of the period. The portfolio was overweight in the corporate-backed and transportation sectors, while its largest underweight was in the state tax-backed category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2020 (continued)	BlackRock National Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.44%	1.38%	0.53%	2.62%	N/A	3.41%	N/A	4.42%	N/A
Service	1.20	1.17	0.50	2.37	N/A	3.19	N/A	4.16	N/A
Investor A	1.14	1.06	0.40	2.36	(1.99)%	3.18	2.29%	4.22	3.77%
Investor C	0.46	0.41	0.03	1.60	0.60	2.41	2.41	3.45	3.45
Class K	1.49	1.45	0.55	2.67	N/A	3.48	N/A	4.50	N/A
S&P® Municipal Bond Index	—	—	1.97	4.23	N/A	3.91	N/A	4.27	N/A
Custom National Index	—	—	2.09	4.72	N/A	4.70	N/A	4.78	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock National Municipal Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,005.30	$2.29	$2.14	$1,000.00	$1,022.58	$2.31	$1,022.72	$2.16
Service	1,000.00	1,005.00	3.49	3.34	1,000.00	1,021.38	3.52	1,021.53	3.37
Investor A	1,000.00	1,004.00	3.54	3.39	1,000.00	1,021.33	3.57	1,021.48	3.42
Investor C	1,000.00	1,000.30	7.26	7.11	1,000.00	1,017.60	7.32	1,017.75	7.17
Class K	1,000.00	1,005.50	2.04	1.89	1,000.00	1,022.82	2.06	1,022.97	1.91

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.47% for Institutional, 0.71% for Service, 0.72% for Investor A, 1.47% for Investor C and 0.42% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.43% for Institutional, 0.67% for Service, 0.68% for Investor A, 1.43% for Investor C and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
Transportation	25%
State	22
Utilities	15
Corporate	13
Education	8
County/City/Special District/School District	7
Health	7
Tobacco	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	2%
2021	6
2022	4
2023	8
2024	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	7%
AA/Aa	47
A	25
BBB/Baa	5
BB/Ba	3
B/B	1
N/R(b)	12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of June 30, 2020	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

Short-term municipal bonds performed well for most of the reporting period due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of the coronavirus led to travel restrictions, business closures and stay-at-home orders. The prospect of a recession caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Short-term municipal bonds, after holding up relatively well in the downturn, moved higher in the April-June 2020 interval due to aggressive stimulus from the Fed and U.S. Congress. Still, short-term securities lagged the broader market for the full 12 months.

The Fund’s modest underperformance partially reflected its underweight position in higher-rated securities, which outpaced the index in the latter half of the period. At the sector level, underweights in higher-quality areas such as pre-refunded securities, state tax-backed and utility issues detracted. The Fund’s underweight in the four-year part of the yield curve also cost it some relative performance.

Overweights in A and BBB rated bonds contributed positively, as did an allocation to non-rated municipal operating notes with underlying ratings of A and AA. An overweight in bonds with maturities of three years and less was an additional contributor. Overweights in the health care and corporate sectors added value, as well.

Describe recent portfolio activity.

The Fund actively adjusted its duration and yield curve positioning in response to changing market conditions. (Duration is a measure of interest-sensitivity.) In addition, the Fund made incremental changes to its weightings in floating rate notes relative to fixed rate bonds. Late in the period, the investment adviser sought to position the portfolio for a low-rate environment by extending duration, reducing the allocation to floating rate securities, and seeking opportunities on the longer end of the maturity range. The Fund closed the period with a higher-than-normal weighting in cash and short-term variable-rate demand notes, reflecting the relative limited number of attractively valued securities.

Describe portfolio positioning at period end.

The Fund was overweight in the zero to two-year part of the yield curve. The Fund continued the process of reducing its underweight in the three- to four-year segment by tactically adding longer-dated issues. The Fund maintained a position in variable rate demand notes while seeking opportunities in longer-duration bonds. In terms of credit quality, the investment adviser was actively replacing the portfolio’s maturing holdings in non-rated municipal operating notes with underlying ratings of A and AA. The Fund remained overweight in A and BBB rated securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Short-Term Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.63%	0.53%	0.59%	1.47%	N/A	1.15%	N/A	0.89%	N/A
Investor A	0.40	0.34	0.57	1.32	(1.72)%	0.89	0.28%	0.63	0.32%
Investor A1	0.52	0.46	0.54	1.37	N/A	1.04	N/A	0.78	N/A
Investor C	(0.36)	(0.44)	0.09	0.46	(0.54)	0.13	0.13	(0.14)	(0.14)
Class K	0.68	0.61	0.61	1.52	N/A	1.18	N/A	0.90	N/A
S&P® Municipal Bond Index	—	—	1.97	4.23	N/A	3.91	N/A	4.27	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	1.47	2.51	N/A	1.63	N/A	1.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of June 30, 2020 (continued)	BlackRock Short-Term Municipal Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,005.90	$1.80	$1,000.00	$1,023.07	$1.81	0.36%
Investor A	1,000.00	1,005.70	2.99	1,000.00	1,021.88	3.02	0.60
Investor A1	1,000.00	1,005.40	2.29	1,000.00	1,022.58	2.31	0.46
Investor C	1,000.00	1,000.90	6.77	1,000.00	1,018.10	6.82	1.36
Class K	1,000.00	1,006.10	1.55	1,000.00	1,023.32	1.56	0.31

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	39%
State	20
Health	17
Transportation	16
Utilities	4
Education	2
Housing	1
Tobacco	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	14%
2021	49
2022	12
2023	16
2024	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	5%
AA/Aa	20
A	33
N/R(b)	42

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

On December 19, 2019, the Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of the Fund, each approved the merger of the Target Fund, with and into a wholly-owned subsidiary of the Fund. Shareholders of the Target Fund approved the merger on May 1, 2020 and the merger became effective on June 22, 2020.

In May 2020, the Board of Trustees of BlackRock New York Municipal Bond Trust (BQH) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of the Fund, each approved the merger of BQH with and into a wholly-owned subsidiary of the Fund. The merger is expected to occur in or before the fourth quarter of 2020 and is subject to the approval of BQH’s shareholders and the satisfaction of customary closing conditions.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2020, the Fund underperformed the primary benchmark, the S&P® Municipal Bond Index, as well as the secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

Municipal bonds performed well for most of the reporting period due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of the coronavirus led to travel restrictions, business closures and stay-at-home orders. The prospect of a recession caused significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-June 2020 interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full 12 months.

New York municipal bonds underperformed the national market, reflecting the disproportionate impact that the coronavirus pandemic had on the state. New York is expected to experience a revenue shortfall, but it has taken steps to address the issue through spending cuts. Despite the short-term headwinds, the state continues to feature a broad and diverse economic base, high wealth levels, and low unfunded pension liabilities compared to other states.

The Fund’s use of U.S. Treasury futures to manage interest rate risk hurt performance due to the breakdown in correlation between the Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields plunged as a result of investors’ “flight to quality.”

The Fund’s security selection and sector allocations both had a negative effect on performance. Selection in the local tax-backed sector detracted, as did an overweight position in transportation. Positions in lower-rated investments, particularly those rated below investment grade, also detracted amid the uncertainties associated with coronavirus pandemic. Longer-duration issues were the largest detractors in this segment. (Duration is a measure of interest-rate sensitivity.)

On the other end of the spectrum, holdings in higher-quality securities generally delivered the best performance. The Fund’s use of leverage, which increased income and amplified the effect of rising prices, was an additional contributor. A position in a specific issuer in Puerto Rico further contributed to results.

Describe recent portfolio activity.

In response to the challenging liquidity environment and the economic disruptions associated with the coronavirus pandemic, the Fund’s investment adviser increased the portfolio’s credit quality. The investment adviser also sought to move away from areas most directly impacted by the coronavirus, including certain holdings in the transportation, local-tax backed, health care and education sectors, and it boosted the portfolio’s cash position to a higher-than-normal level.

The investment adviser actively managed the Fund’s duration positioning. The investment adviser reduced duration early in the period, but it later reversed this move as it became clear the U.S. economy was moving into a recession. The Fund ended the period in a defensive positioning, with its duration below that of the index.

Describe portfolio positioning at period end.

The Fund was overweight in longer-maturity bonds and underweight in short- and intermediate-term issues, albeit to a lesser extent than it was at the beginning of the period. The Fund maintained an overweight in lower-rated securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of June 30, 2020 (continued)	BlackRock New York Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.79%	1.71%	(4.49)%	(2.41)%	N/A	3.15%	N/A	4.07%	N/A
Investor A	1.47	1.40	(4.52)	(2.65)	(6.78)%	2.90	2.01%	3.81	3.36%
Investor A1	1.62	1.54	(4.45)	(2.42)	N/A	3.04	N/A	3.97	N/A
Investor C	0.79	0.71	(4.96)	(3.38)	(4.33)	2.13	2.13	3.04	3.04
Class K	1.82	1.73	(4.46)	(2.36)	N/A	3.18	N/A	4.08	N/A
S&P® Municipal Bond Index	—	—	1.97	4.23	N/A	3.91	N/A	4.27	N/A
S&P® New York Municipal Bond Index	—	—	1.34	3.30	N/A	3.58	N/A	3.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock New York Municipal Opportunities Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$955.10	$2.77	$1.56	$1,000.00	$1,022.03	$2.87	$1,023.27	$1.61
Investor A	1,000.00	954.80	4.03	3.89	1,000.00	1,020.74	4.17	1,020.88	4.02
Investor A1	1,000.00	955.50	3.26	2.63	1,000.00	1,021.53	3.37	1,022.18	2.71
Investor C	1,000.00	950.40	7.66	11.54	1,000.00	1,017.01	7.92	1,013.03	11.91
Class K	1,000.00	955.40	2.58	0.83	1,000.00	1,022.23	2.66	1,024.02	0.86

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.58% for Institutional, 0.84% for Investor A, 0.69% for Investor A1, 1.59% for Investor C, and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 0.45% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	22%
Transportation	20
State	17
Utilities	15
Education	9
Housing	8
Health	4
Tobacco	3
Corporate	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2020	6%
2021	9
2022	7
2023	5
2024	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments
AAA/Aaa	10%
AA/Aa	49
A	19
BBB/Baa	9
BB/Ba	1
B/B	1
CC	1
N/R(b)	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Yield Municipal Fund’s and BlackRock New York Municipal Opportunities Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. BlackRock National Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of July 18, 2011 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On February 24, 2020, BlackRock National Municipal Fund’s and BlackRock New York Municipal Opportunities Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock High Yield Fund, BlackRock New York Municipal Opportunities Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates, but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 86.9%

Alabama — 1.3%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home for the Aging:
5.75%, 06/01/35	$200	$202,104
5.75%, 06/01/45	355	348,571
6.00%, 06/01/50	450	450,396
Chelsea Park Cooperative District, Special Assessment Bonds, 5.00%, 05/01/48	950	939,940
County of Jefferson Alabama Sewer Revenue, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	404,905
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,750,051
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	3,979,830
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A, 5.25%, 05/01/44(a)	7,330	7,881,143

		16,956,940

Arizona — 2.8%
Arizona IDA, RB(a):
Academies of Math & Science Project, Series B, 5.25%, 07/01/51	570	598,243
Arizona Charter Schools Project, 7.10%, 01/01/55	4,760	4,498,343
Doral Academy of Nevada — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39	335	346,544
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/49	675	687,892
Leman Academy of Excellence- Parker Colorado Campus Project, 5.00%, 07/01/49	1,350	1,396,305
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	1,270	1,327,975
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	1,440	1,489,392
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	1,110	1,144,854
Lone Mountain Campus Project, Series A, 5.00%, 12/15/39	150	158,048
Lone Mountain Campus Project, Series A, 5.00%, 12/15/49	345	358,089
Arizona IDA, Refunding RB, Series A(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/26	760	798,600
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	2,970	3,173,237
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 07/01/43	1,445	1,457,254
City of Phoenix Arizona IDA, RB:
Downtown Phoenix Student Housing, 5.00%, 07/01/59	655	648,646
Legacy Traditional Schools Projects, Series A, 6.50%, 07/01/34(a)	465	509,603
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/36(a)	1,225	1,283,298
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/41(a)	1,685	1,748,002
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(a)	810	882,341
Leman Academy of Excellence — ORO Valley Project, Series A, 5.25%, 07/01/48(a)	1,690	1,737,117
ORO Valley Project, Series A, 5.00%, 07/01/34(a)	250	258,413
5.00%, 07/01/39(a)	205	210,845
5.00%, 07/01/49(a)	320	327,248
5.00%, 07/01/54(a)	530	541,210

Security	Par (000)	Value

Arizona (continued)
City of Phoenix Arizona IDA, Refunding RB(a):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	$300	$308,352
Basis Schools, Inc. Projects, 5.00%, 07/01/45	1,250	1,263,200
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	295	303,213
Legacy Traditional School Projects, 5.00%, 07/01/35	315	330,048
Legacy Traditional School Projects, 5.00%, 07/01/45	250	257,603
City of Phoenix IDA, RB, Downtown Phoenix Student Housing, 5.00%, 07/01/54	1,330	1,319,892
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(a)	1,340	1,346,043
County of Pima IDA, RB, Paideia Academies Project:
5.13%, 07/01/39	700	662,858
5.25%, 07/01/49	870	800,522
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(a)	420	439,492
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(a)	3,235	3,311,022
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	1,375	1,441,234

		37,364,978

Arkansas — 1.2%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	15,880	15,671,337

California — 2.8%
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 4.00%, 12/31/47	2,560	2,637,645
California Municipal Finance Authority, RB, Urban Discovery Academy Project(a):
6.00%, 08/01/44	655	699,481
6.13%, 08/01/49	570	608,726
Series A, 5.50%, 08/01/34	310	330,609
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	345	391,972
California Pollution Control Financing Authority, Refunding RB, County of San Diego Water Authority, 5.00%, 11/21/45(a)	3,000	3,329,820
California School Finance Authority, RB, Value Schools:
6.65%, 07/01/33	295	313,334
6.90%, 07/01/43	650	687,720
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center(a):
5.25%, 12/01/38	1,420	1,625,431
5.25%, 12/01/48	1,000	1,113,170
City & County of San Francisco California Redevelopment Agency:
Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 08/01/43(b)	3,000	811,860
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 3.00%, 08/01/21(a)	500	504,330
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/26(a)(b)	580	439,025
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(a)(b)	1,155	679,025
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, CAB, 0.00%, 08/01/23(a)(b)	1,000	879,320

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$500	$501,775
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	310	323,460
6.50%, 05/01/42	760	792,034
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	1,665	1,664,983
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,115	2,339,825
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	5,860	5,885,139
Series A-1, 5.00%, 06/01/47	5,195	5,259,937
Series A-2, 5.00%, 06/01/47	3,950	3,999,375
State of Golden Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	945	961,481

		36,779,477

Colorado — 3.7%
9th Avenue Metropolitan District No. 2, GO, Limited Tax, 5.00%, 12/01/48	1,565	1,575,360
Aviation Station North Metropolitan District No. 2, GO, Series A:
5.00%, 12/01/39	750	742,440
5.00%, 12/01/48	1,350	1,287,535
Broadway Station Metropolitan District No. 2, GO, Series A:
5.00%, 12/01/35	735	729,296
5.13%, 12/01/48	3,925	3,662,928
Bromley Park Metropolitan District No. 2, GO, Refunding, Sub-Series B, 6.38%, 12/15/47	937	855,069
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	820	820,246
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	456,993
5.00%, 12/01/42	545	548,962
Colorado Health Facilities Authority, Refunding RB, Series A:
Commonspirit Health, 4.00%, 08/01/44	4,620	4,942,984
Frasier Meadows Retirement Community Project, 5.25%, 05/15/37	750	748,883
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,642,475
Constitution Heights Metropolitan District, GO, Refunding, 5.00%, 12/01/49	1,260	1,262,873
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	783,822
Copperleaf Metropolitan District No. 3, GO, Series A:
Limited Tax, 5.00%, 12/01/37	500	510,425
5.13%, 12/01/47	1,200	1,210,548
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46(c)	1,000	1,071,160
Home Place Metropolitan District, GO, Series A, 5.75%, 12/01/50	2,345	2,384,654
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45	1,250	1,259,387
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	760	735,574
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	2,825	2,411,787
Palisade Park West Metropolitan District, GO, Series A, 5.13%, 12/01/49	1,500	1,362,555
Pomponio Terrace Metropolitan District, GO, Series A, 5.00%, 12/01/49	1,450	1,307,363

Security	Par (000)	Value

Colorado (continued)
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	$1,240	$1,287,356
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 01/15/34	1,500	1,503,045
6.00%, 01/15/41	1,000	1,002,030
Southlands Metropolitan District No. 1, GO, , Refunding, Series A-1, 5.00%, 12/01/37	1,115	1,174,429
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/47	3,990	4,133,680
Tallyns Reach Metropolitan District No. 3, GO, Subordinate, 6.75%, 11/01/38	845	872,463
Thompson Crossing Metropolitan District No. 4, GO, Refunding:
5.00%, 12/01/39	1,400	1,408,246
5.00%, 12/01/49	1,480	1,451,022
Timberleaf Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,730	1,768,510
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	800	767,224
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/49	595	561,579

		49,242,903

Connecticut — 1.7%
Mashantucket Western Pequot Tribe, (6.35% Cash or 1.00% PIK), 7.35%, 07/01/26	32,631	5,384,030
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	3,795	3,526,352
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	980	990,583
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	2,045	2,171,483
State of Connecticut, GO, Series A, 4.00%, 04/15/37	1,800	2,053,908
State of Connecticut Health & Educational Facilities Authority, Refunding RB:
Series R, 4.00%, 06/01/45	1,770	1,984,329
University of Hartford Issue, 4.00%, 07/01/39	940	928,964
University Of Hartford Issue, 4.00%, 07/01/44	3,500	3,440,325
University of Hartford Issue, 4.00%, 07/01/49	1,750	1,721,353

		22,201,327

Delaware — 1.0%
County of Kent Delaware, RB, CHF Dover LLC, Delaware State University Project, Series A, 5.00%, 07/01/58	1,500	1,411,710
State of Delaware EDA, RB:
Aspira Of Delaware Charter Operations, Inc. Project, Series A, 5.00%, 06/01/46	1,000	1,013,630
Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,144,714

		12,570,054

District of Columbia — 1.7%
District of Columbia Tobacco Settlement Financing Corp., RB(b):
Asset-Backed, 0.00%, 06/15/46	40,740	8,201,777
Capital Appreciation Asset Backed Bonds, Series B, 0.00%, 06/15/46	43,620	5,134,946
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed Bonds, 6.75%, 05/15/40	385	395,476
Metropolitan Washington Airports Authority, Refunding RB, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30(b)	3,005	2,419,386

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, Series B, 4.00%, 10/01/49	$2,170	$2,323,918
Metropolitan Washington Airports Authority Revenue, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,830	3,958,496

		22,433,999

Florida — 7.4%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,260	1,279,228
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	2,280	2,433,740
Capital Trust Agency Inc, RB, Odyssey Charter School Projects, 5.00%, 07/01/49(a)	1,280	1,310,067
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(d)(e)	445	249,200
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(d)(e)	950	532,000
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/49	300	323,613
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/54	260	279,864
Paragon Academy of Technology and Sunshine, 5.75%, 06/01/54(a)	1,925	1,883,208
Renaissance Charter School, Inc., 5.00%, 06/15/49(a)	500	514,980
Silver Creek St. Augustine Project, 5.75%, 01/01/50(d)(e)	570	570,000
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	315	322,878
5.00%, 05/01/34	1,180	1,206,420
Alachua County, 4.00%, 05/01/22(a)	150	150,818
Charles Cove Community Development District, Special Assessment Bonds:
3.25%, 05/01/25	300	299,811
3.75%, 05/01/30	360	361,966
4.25%, 05/01/40	975	976,326
4.38%, 05/01/50	1,505	1,504,187
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,802,124
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,915,977
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, AMT(a):
5.00%, 10/01/34	530	544,013
5.00%, 10/01/49	2,510	2,459,976
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(a)	370	266,486
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	2,090	2,487,560
County of Escambia Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bond, 4.00%, 08/15/45	6,530	6,986,120
County of Lake Florida, RB, Imagine South Lake Charter School Project(a):
5.00%, 01/15/39	550	576,681
5.00%, 01/15/49	825	846,302
5.00%, 01/15/54	830	846,559

Security	Par (000)	Value

Florida (continued)
County of Martin Florida Health Facilities Authority, RB, Martin Memorial Medical Center, 5.50%, 11/15/42(c)	$1,000	$1,070,530
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	1,405	1,543,407
County of Osceola Florida Transportation Revenue, Refunding RB:
Series A-1, 4.00%, 10/01/54	2,500	2,723,125
Series A-2, 0.00%, 10/01/50(b)	1,770	609,659
Series A-2, 0.00%, 10/01/51(b)	2,125	703,163
Series A-2, 0.00%, 10/01/52(b)	2,125	676,473
Series A-2, 0.00%, 10/01/53(b)	5,675	1,737,344
Series A-2, 0.00%, 10/01/54(b)	2,125	625,515
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(a)	540	522,887
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,051,440
County of Pinellas IDA, RB, 2017 Foundation for Global Understanding, Inc. Project, 5.00%, 07/01/39	220	243,368
County of Seminole Industrial Development Authority, Refunding RB, Legacy Pointe at UCF Project:
5.50%, 11/15/49	3,025	2,631,962
5.75%, 11/15/54	2,420	2,148,379
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	695	741,628
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	890,461
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,185	3,373,011
Waste Pro USA, Inc. Project, AMT, 5.00%, 05/01/29(a)	3,300	3,470,181
Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(f)	2,240	2,264,864
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	1,980,080
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,260	1,299,589
Lakewood Ranch Stewardship District:
Special Assessment Bonds,
3.90%, 05/01/23	275	278,000
4.25%, 05/01/28	535	552,639
5.00%, 05/01/38	1,175	1,239,731
5.10%, 05/01/48	2,545	2,673,701
Special Assessment Bonds, Indigo Expansion Area Project, 3.75%, 05/01/39(a)	570	536,393
Special Assessment Bonds, 4.00%, 05/01/49(a)	355	334,808
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29(a)	665	714,968
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39(a)	670	733,355
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48(a)	1,125	1,232,876
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 4.75%, 05/01/29	955	1,015,203
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.30%, 05/01/39	1,090	1,177,124
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.45%, 05/01/48	1,935	2,092,412
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	515	535,296

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District Special Assessment Bonds:
Special Assessment Bonds, Lakewood Centre North Projects, 4.25%, 05/01/25	$100	$102,398
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/35	265	274,222
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/45	545	558,440
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	54	54,350
Village of Lakewood Ranch Sector Projects, 4.25%, 05/01/26	175	183,489
Village of Lakewood Ranch Sector Projects, 5.13%, 05/01/46	1,005	1,036,788
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40(c)	1,450	1,574,816
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 05/01/29	1,745	1,778,172
5.00%, 05/01/37	890	897,253
Pine Island Community Development District, RB, Utility System Bonds, 0.00%, 11/01/24(b)	940	787,147
Santa Rosa Bay Bridge Authority, RB:
6.25%, 07/01/28(d)(e)	345	280,453
(ACA), 6.25%, 07/01/28	58	58,229
Southern Groves Community Development District No 5, Special Assessment Bonds:
3.38%, 05/01/25	415	419,328
4.00%, 05/01/30	250	259,855
4.30%, 05/01/40	910	918,727
4.50%, 05/01/46	660	665,854
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A4, 0.00%, 05/01/40(b)	50	44,412
Series A-2, 4.25%, 05/01/37	915	869,442
Series 1, 0.00%, 05/01/40(b)(d)(e)	205	165,960
Series 2, 0.00%, 05/01/40(b)	125	78,231
Series 3, 6.61%, 05/01/40(d)(e)	135	1
Tolomato Community Development District, Series 3, 6.65%, 05/01/40(d)(e)	105	1
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	670	707,587
5.50%, 05/01/49	1,700	1,789,420
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 05/01/26	640	684,109
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 05/01/41	1,235	1,263,170
5.50%, 05/01/42	470	480,730
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,525	1,564,726
West Villages Improvement District, Special Assessment Bonds:
4.25%, 05/01/29	400	425,556
4.75%, 05/01/39	885	940,428
5.00%, 05/01/50	1,415	1,499,886

		97,716,856

Georgia — 1.3%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	593	596,661

Security	Par (000)	Value

Georgia (continued)
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	$555	$648,101
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	1,020	1,299,592
5.00%, 05/15/36	1,020	1,308,242
5.00%, 05/15/37	1,120	1,446,032
5.00%, 05/15/38	615	797,698
5.00%, 05/15/49	2,055	2,826,796
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	4,150	4,487,312
Series A, 5.00%, 01/01/49	3,235	3,747,004
Series A, 5.00%, 01/01/59	525	590,725

		17,748,163

Idaho — 0.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, 6.45%, 08/01/32	265	266,023
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 09/01/33	375	368,167
5.00%, 09/01/37	1,000	1,059,330
Idaho Housing & Finance Association, RB(a):
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/39	370	401,554
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/49	595	633,883
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/54	570	604,422
Hayden Canyon Charter School Project, Series A, 6.95%, 06/15/55	1,540	1,562,007
Idaho Arts Charter School, Inc., 5.00%, 12/01/46	1,000	1,032,700

		5,928,086

Illinois — 6.3%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/46	725	754,341
Chicago Board of Education, GO, Refunding:
CAB, Series A, 0.00%, 12/01/25(b)	590	475,263
Series A, 5.00%, 12/01/28	530	585,777
Series A, 5.00%, 12/01/29	660	731,570
Series A, 5.00%, 12/01/30	2,210	2,436,768
Series B, 4.00%, 12/01/35	1,155	1,131,380
Series C, 5.00%, 12/01/25	1,220	1,321,358
Series C, 5.00%, 12/01/30	1,370	1,483,436
Series D, 5.00%, 12/01/31	1,500	1,616,325
Series G, 5.00%, 12/01/44	3,700	3,856,140
Chicago Board of Education, GO, Dedicated Revenues:
Series A, 5.00%, 12/01/42	1,570	1,589,185
Series C, 5.25%, 12/01/39	2,250	2,339,685
Series D, 5.00%, 12/01/46	1,010	1,055,460
Series D, 5.00%, 12/01/46	2,610	2,662,774
Chicago O’Hare International Airport, ARB, Trip Obligated Group, 5.00%, 07/01/48	2,000	2,206,800
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,850	2,054,240
City of Chicago Illinois, GO, Series B, 5.43%, 01/01/42	9,215	8,735,820
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,786,071
Illinois Finance Authority, Refunding RB:
Illinois Institute Of Technology, 4.00%, 09/01/35	1,000	1,022,500
Illinois Institute Of Technology, 4.00%, 09/01/37	1,000	1,000,060
Illinois Institute Of Technology, 4.00%, 09/01/39	2,000	1,976,280

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Institute Of Technology, 4.00%, 09/01/41	$1,250	$1,222,650
Presence Health Network, Series C, 5.00%, 02/15/36	1,805	2,159,430
Presence Health Network, Series C, 5.00%, 02/15/41	3,000	3,539,400
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	335	350,504
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	790	815,691
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/52(b)	4,520	992,050
Bonds, 0.00%, 12/15/56(b)	7,645	1,294,987
Bonds, 5.00%, 06/15/57	4,555	4,757,925
5.50%, 06/15/53	3,925	4,181,616
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Bonds, Series B, 0.00%, 12/15/54(b)	38,935	7,269,943
CAB, Series B (AGM), 0.00%, 06/15/44(b)	3,455	1,388,392
4.00%, 06/15/50	3,810	3,618,776
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	711,990
State of Illinois, GO:
5.50%, 05/01/30	1,235	1,389,202
5.00%, 03/01/35	1,095	1,110,155
5.00%, 02/01/39	510	526,045
5.50%, 05/01/39	2,460	2,745,827
Series A, 5.00%, 04/01/35	1,460	1,492,631
Series A, 5.00%, 04/01/38	2,190	2,242,735

		82,631,182

Indiana — 1.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	525	558,437
7.00%, 01/01/44	1,270	1,355,878
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	2,755	2,769,133
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	430	351,078
6.75%, 01/15/43	1,220	963,593
6.88%, 01/15/52	1,270	981,964
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	370	389,632
5.00%, 07/01/48	1,230	1,290,959
5.25%, 01/01/51	2,500	2,629,850
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 03/01/39	725	727,668
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	1,745	1,264,636

		13,282,828

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
3.13%, 12/01/22	3,090	3,084,222
5.25%, 12/01/50(f)	595	613,231
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 06/01/42	2,030	2,030,000
5.38%, 06/01/38	3,075	3,074,969

Security	Par (000)	Value

Iowa (continued)
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	$2,360	$2,342,087

		11,144,509

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(b)	250	229,877
Kentucky Public Transportation Infrastructure Authority, RB, Current Interest 1St Tier Downtown Crossing Project, Series A, 6.00%, 07/01/53	3,000	3,283,050

		3,512,927

Louisiana — 1.0%
Calcasieu Parish Memorial Hospital Service District, Refunding RB, Lake Charles Memorial Hospital Project, 5.00%, 12/01/34	265	292,393
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(a)	3,095	2,715,708
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
S/F Housing, University of Louisiana Monroe Project, 5.00%, 07/01/54(a)	1,990	1,947,533
Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,652,201
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.75%, 05/01/41(c)	645	679,449
Young Audiences Charter School Project, Series A, 5.00%, 04/01/49(a)	500	513,635
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(f):
2.10%, 06/01/37	1,220	1,195,307
2.20%, 06/01/37	1,280	1,210,317
Parish of St. James Louisiana, RB, Nustar Logistics, L.P. Project, 6.35%, 07/01/40(a)	3,160	3,630,461

		13,837,004

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	1,075	1,102,015

Maryland — 1.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park Project, 4.00%, 09/01/27	325	324,955
County of Frederick Maryland, Tax Allocation Bonds, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	2,860	2,526,181
Maryland EDC, RB, Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	3,135	3,188,922
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 07/01/39	950	993,329
Maryland Health & Higher Educational Facilities Authority, RB, Legends Charter School Project, Series A, 7.00%, 03/01/55(a)	8,165	8,713,361

		15,746,748

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 07/01/45	715	752,752
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56(b)	94	13,807
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,454,525

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
New Bridge Charles, Inc., 4.00%, 10/01/32(a)	$355	$345,152
New Bridge Charles, Inc., 4.13%, 10/01/42(a)	855	779,683
Series A, 5.00%, 07/01/38	1,200	1,362,780
Series A, 5.00%, 07/01/39	3,055	3,459,574
Series A, 5.00%, 07/01/44	3,750	4,189,800

		13,358,073

Michigan — 0.6%
Advanced Technology Academy, Refunding RB:
3.50%, 11/01/24	300	298,950
3.88%, 11/01/29	150	146,482
5.00%, 11/01/34	400	415,720
5.00%, 11/01/44	160	161,211
City of Detroit Michigan, GO:
5.00%, 04/01/34	485	501,825
5.00%, 04/01/35	485	501,146
5.00%, 04/01/37	545	561,301
5.00%, 04/01/38	240	246,768
City of Detroit Michigan, RB, Pratt Paper (Ohio) LLC Project, 5.00%, 04/01/36	340	350,693
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,009,490
Michigan Finance Authority, RB, Senior Lien(c):
5.00%, 07/01/44	1150	1,256,117
State of Michigan Finance Authority, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,030	2,187,163

		7,636,866

Minnesota — 1.2%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	2,065	2,095,211
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 07/01/40	500	517,400
City of Minneapolis Minnesota, RB, Series A:
Kipp North Star Project, 5.75%, 07/01/55	3,435	3,702,071
Northeast College Prep Project, 5.00%, 07/01/55	1,405	1,266,383
City of St. Paul Housing & Redevelopment Authority Minnesota, RB, Nova Classical Academy, Series A, 6.63%, 09/01/42(c)	500	537,000
City of St. Paul Minnesota Housing & Redevelopment Authority, RB, Twin Cities German Immersion School Project:
5.00%, 07/01/49	555	568,037
5.00%, 07/01/55	870	884,111
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,925	2,100,830
5.25%, 02/15/53	3,850	4,502,074

		16,173,117

Missouri — 1.0%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	1,020	853,495
4.75%, 11/15/47	1,135	936,216
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds(a):
4.38%, 02/01/31	3,245	3,163,745
5.00%, 02/01/40	1,240	1,264,713
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(a)(d)(e):
5.75%, 11/15/36	1,350	858,911
6.00%, 11/15/51	110	69,985

Security	Par (000)	Value

Missouri (continued)
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	$2,200	$2,255,066
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Lukes Health Syatem, Series A, 4.00%, 11/15/48	3,650	4,008,248

		13,410,379

Nebraska — 0.7%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	780	842,408
Central Plains Nebraska Energy Project, Refunding RB, Gas Project No. 3, Series A, 5.00%, 09/01/42	6,090	8,230,452

		9,072,860

Nevada — 0.1%
City of Las Vegas Nevada Special Improvement District No 815, Special Assessment Bonds, 5.00%, 12/01/49(g)	810	835,142
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 08/01/22	565	603,262
4.00%, 08/01/23	350	373,468

		1,811,872

New Hampshire — 0.5%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	4,650	4,673,622
Series C, AMT, 4.88%, 11/01/42	2,515	2,528,304

		7,201,926

New Jersey — 6.6%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	5,750	5,854,707
County of Essex New Jersey Improvement Authority, RB, Covanta Project (AMT), 5.25%, 07/01/45(a)	1,155	1,155,196
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,270	1,317,892
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,965	1,967,967
New Jersey EDA, RB:
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(a)	3,955	3,576,744
Goethals Bridge Replacement Project, AMT, 5.38%, 01/01/43	1,360	1,463,700
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,750	2,896,300
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	235	233,190
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	375	359,726
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,550	6,078,027
State House Project, Series B, Remark 10, 5.00%, 06/15/43	3,755	4,112,251
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,067,155
Transit transportation Project, 4.00%, 11/01/38	1,455	1,504,586
Transit transportation Project, 4.00%, 11/01/39	1,165	1,201,534
New Jersey EDA, Refunding RB, Series MMM, 4.00%, 06/15/36	5,000	5,234,950
New Jersey Health Care Facilities Financing Authority, Refunding RB, Princeton HealthCare System:
5.00%, 07/01/32	1,140	1,355,848
5.00%, 07/01/33	1,450	1,720,628

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/50	$10,940	$11,102,350
Series BB, 5.00%, 06/15/50	8,560	9,301,125
Transportation Program Bonds, Series S, 5.25%, 06/15/43	4,095	4,564,287
Transportation Program, Series AA, 5.25%, 06/15/41	1,265	1,357,649
Transportation Program, Series AA, 5.00%, 06/15/44	1,005	1,052,034
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	1,195	1,329,617
South Jersey Port Corp., RB, Sub-Marine Terminal, Series B, AMT, 5.00%, 01/01/36	575	609,552
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	900	1,045,089
Sub-Series B, 5.00%, 06/01/46	14,895	16,272,192

		87,734,296

New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,030	2,142,787

New York — 5.9%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	1,215	1,265,641
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,195,223
City of New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2(a):
5.15%, 11/15/34	450	465,939
5.38%, 11/15/40	1,070	1,107,803
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	8,000	8,003,840
5.00%, 06/01/42	4,520	4,519,910
5.00%, 06/01/45	1,695	1,691,356
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	4,010	4,063,493
5.00%, 06/01/51	6,865	6,946,281
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,348	1,441,070
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	3,210	3,210,000
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series C, 5.00%, 11/15/50	1,340	1,527,788
Green Bonds, Series C-1, 4.75%, 11/15/45	4,115	4,570,201
Green Bond, Sereis C-1, 5.25%, 11/15/55	1,980	2,300,245
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	12,115	12,538,904
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	3,000	3,243,870
New York Transportation Development Corp., RB, Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project, 4.00%, 01/01/36	5,000	4,970,050
New York Transportation Development Corp., Refunding RB, AMT, 5.38%, 08/01/36	3,665	3,775,720
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	530	530,477
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center(a):
5.00%, 12/01/33	590	684,866
5.00%, 12/01/35	785	902,805

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB, Series A:
MTA Bridges and Tunnels, 4.00%, 11/15/54	$670	$763,197
5.00%, 11/15/54	2,140	2,665,456
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	935	935,047
5.13%, 06/01/51	2,000	2,023,120

		78,342,302

North Carolina — 0.2%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System, 4.00%, 01/01/55	3,000	3,184,530

North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,785	2,081,024

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	27,985	29,386,209
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 01/15/34	1,575	1,380,614
StoryPoint Fairfield Project, 6.38%, 01/15/43	840	690,858
County of Franklin Convention Facilities Authority, RB, Greater Columbus Convention Center:
5.00%, 12/01/44	1,800	1,701,990
5.00%, 12/01/51	4,000	3,756,080
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	1,435	1,381,876
Hickory Chase Community Authority, Refunding RB, Hickory Chase Project, 5.00%, 12/01/40(a)	1,890	1,898,656
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	431,953
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	2,410	2,648,445
State of Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	5,000	4,952,950

		48,229,631

Oklahoma — 1.1%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	1,050	1,067,693
Norman Regional Hospital Authority, RB, Norman Regional Hospital Authority, 4.00%, 09/01/45	3,565	3,704,213
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	4,585	5,197,785
5.25%, 08/15/43	4,130	4,730,172

		14,699,863

Oregon — 0.1%
State of Oregon Facilities Authority, RB, Howard Street Charter School Project, Series A(a):
5.00%, 06/15/49	915	818,797
5.25%, 06/15/55	505	461,090

		1,279,887

Pennsylvania — 1.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	1,185	1,228,478
5.00%, 05/01/42	2,730	2,823,202
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	745	714,552

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	$880	$950,717
County of Montgomery Pennsylvania IDA, RB, Foulkeways Gwynedd Project, 5.00%, 12/01/46	1,470	1,471,955
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,865	1,754,200
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	1,120	1,197,750
East Hempfield Township Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project At Millersville University Of Pennsylvania:
5.00%, 07/01/34	1,000	957,470
5.00%, 07/01/46	1,750	1,724,153
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	2,445	2,915,687
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	895	966,018
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,485,295

		22,189,477

Puerto Rico — 10.6%
Children’s Trust Fund, RB, Asset-Backed Bonds(b):
Series A, 0.00%, 05/15/57	63,950	4,051,872
Series B, 0.00%, 05/15/57	105,865	3,547,536
Children’s Trust Fund, Refunding RB, Series B, 0.00%, 05/15/55(b)	2,000	166,960
Commonwealth of Puerto Rico, GO:
Public Improvement, Series A, 5.25%, 07/01/22(d)(e)	335	226,840
Public Improvement, Series A, 5.50%, 07/01/26	1,000	620,625
Public Improvement, Series A, 5.13%, 07/01/31(d)(e)	215	145,584
Public Improvement, Series B, 5.25%, 07/01/17(d)(e)	1,060	647,715
Commonwealth of Puerto Rico, GO, Refunding(d)(e):
Public Improvements, Series A, 5.50%, 07/01/39	4,285	2,659,378
Public Improvements, Series A, 5.00%, 07/01/41	7,715	4,755,781
Public Improvements, Series A, 5.75%, 07/01/41	385	250,009
Public Improvements, Series A, 5.50%, 07/01/18	200	122,210
Public Improvements, Series A, 6.50%, 07/01/40	2,610	1,791,092
Public Improvements, Series C, 6.00%, 07/01/39	168	115,289
Series A, 8.00%, 07/01/35	15,486	9,289,447
Series C, 6.50%, 07/01/40(d)(e)	400	274,497
Commonwealth of Puerto Rico, GO, Refunding(d)(e):
Series A, 5.00%, 07/01/23	1,250	846,418
Series A, 6.00%, 07/01/38	1,210	830,353
Public Improvement, Series A, 5.25%, 07/01/16	1,135	693,544
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	130	132,599
5.13%, 07/01/37	255	258,208
5.75%, 07/01/37	1,565	1,602,670
5.25%, 07/01/42	4,890	4,961,883
Puerto Rico Electric Power Authority(d)(e)(f):
5.40%, 01/01/21	208	144,444
7.50%, 01/01/21	3,430	2,430,110
Puerto Rico Electric Power Authority, RB:
Series 2013A, 7.25%, 07/01/30(d)(e)	250	177,125
Series A, 5.00%, 07/01/29(d)(e)	1,500	1,043,438
Series A, 7.00%, 07/01/33(d)(e)	8,735	6,188,756
Series A, 6.75%, 07/01/36(d)(e)	2,665	1,888,155
Series A, 7.00%, 07/01/40(d)(e)	1,000	708,501

Security	Par (000)	Value

Puerto Rico (continued)
Series A, 5.00%, 07/01/42(d)(e)	$2,315	$1,610,372
Series A, 7.00%, 07/01/43(d)(e)	775	549,088
Series A-3, 10.00%, 07/01/19(d)(e)	747	636,488
Series B-3, 10.00%, 07/01/19(d)(e)	748	636,488
Series C-1, 5.40%, 01/01/18(d)(e)	2,054	1,428,720
Series C-2, 5.40%, 07/01/18(d)(e)	2,054	1,428,951
Series C-4, 5.40%, 07/01/20(d)(e)	208	144,444
Series CCC, 5.00%, 07/01/22(d)(e)	715	497,372
Series CCC, 5.00%, 07/01/25(d)(e)	620	431,288
Series CCC, 5.25%, 07/01/26(d)(e)	590	410,419
Series CCC, 5.25%, 07/01/28(d)(e)	340	236,513
Series TT, 5.00%, 07/01/25(d)(e)	3,270	2,274,694
Series TT, 5.00%, 07/01/26(d)(e)	455	316,509
Series TT, 5.00%, 07/01/32(d)(e)	380	264,338
Series WW, 5.50%, 07/01/19(d)(e)	415	283,972
Series WW, 5.50%, 07/01/19(d)(e)	475	325,028
Series WW, 5.38%, 07/01/24(d)(e)	815	566,934
Series WW, 5.25%, 07/01/25(d)(e)	1,940	1,349,512
Series WW, 5.25%, 07/01/33(d)(e)	315	219,122
Series WW, 5.50%, 07/01/38(d)(e)	415	288,684
Series WW, 5.50%, 07/01/49(d)(e)	335	229,230
Series XX, 5.25%, 07/01/27(d)(e)	230	159,994
Series XX, 5.25%, 07/01/35(d)(e)	705	490,416
Series XX, 5.75%, 07/01/36(d)(e)	200	139,125
Series XX, 5.25%, 07/01/40(d)(e)	8,385	5,832,816
Puerto Rico Electric Power Authority, Refunding RB:
Series AAA, 5.25%, 07/01/22(d)(e)	765	532,153
Series AAA, 5.25%, 07/01/24(d)(e)	170	118,256
Series AAA, 5.25%, 07/01/28(d)(e)	1,655	1,151,259
Series AAA, 5.25%, 07/01/29(d)(e)	190	132,169
Series UU, 1.16%, 07/01/17(f)	2,520	1,461,172
Series UU, 1.00%, 07/01/19(d)(e)(f)	140	91,000
Series UU, 1.00%, 07/01/19(d)(e)(f)	125	81,250
Series UU, 1.00%, 07/01/20(d)(e)(f)	1,135	658,107
Series UU, 0.90%, 07/01/31(d)(e)(h)	1,345	779,871
Series ZZ, 5.25%, 07/01/19(d)(e)	1,050	718,482
Series ZZ, 5.25%, 07/01/21(d)(e)	90	62,606
Series ZZ, 5.25%, 07/01/24(d)(e)	705	490,416
Series ZZ, 5.25%, 07/01/25(d)(e)	265	184,341
Series ZZ, 5.25%, 07/01/26(d)(e)	85	59,128
Series ZZ, 5.00%, 07/01/28(d)(e)	345	239,991
Series ZZ, 5.00%, 07/01/49(d)(e)	330	225,809
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities(d)(e):
Series F (GTD), 5.25%, 07/01/24	1,495	1,214,780
Series G (GTD), 4.75%, 07/01/32	1,230	999,451
Series M (GTD), 6.25%, 07/01/31	2,000	1,670,008
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/29(b)	397	303,503
CAB, Series A-1, 0.00%, 07/01/31(b)	615	433,132
CAB, Series A-1, 0.00%, 07/01/33(b)	679	439,496
CAB, Series A-1, 0.00%, 07/01/46(b)	35,524	10,004,624
CAB, Series A-1, 0.00%, 07/01/51(b)	10,548	2,132,700
Series A-1, 4.75%, 07/01/53	12,864	13,214,415
Series A-1, 5.00%, 07/01/58	11,761	12,295,302
Series A-2, 4.33%, 07/01/40	8,723	8,762,166
Series A-2, 4.33%, 07/01/40	534	537,444
Series A-2, 4.54%, 07/01/53	1,564	1,586,443
Series A-2, 4.78%, 07/01/58	7,333	7,541,477
Series B-1, 0.00%, 07/01/46(b)	2,066	581,517

		140,024,024

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$1,005	$1,097,902
Series A, 5.00%, 06/01/40	5,500	5,880,545
Series B, 4.50%, 06/01/45	6,350	6,627,685
Series B, 5.00%, 06/01/50	5,650	6,047,817

		19,653,949

South Carolina — 2.0%
South Carolina Jobs EDA, RB, The Woodlands at Furman Project, Series A:
5.00%, 11/15/42	585	562,916
5.00%, 11/15/54	280	257,564
South Carolina Jobs EDA, Refunding RB:
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	5,825	6,600,249
The Woodlands at Furman, 4.00%, 11/15/27	755	719,160
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,475	3,855,721
State of South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	13,005	14,534,518

		26,530,128

Tennessee — 0.9%
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	410	438,754
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 04/01/36	560	623,907
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	1,650	1,615,581
5.63%, 01/01/46	1,875	1,786,500
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	925	1,045,851
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	1,635	1,588,059
5.25%, 10/01/58	3,335	3,584,858
County of Shelby Health Educational & Housing Facilities Board, RB, The Farms at Bailey Station Project, 5.75%, 10/01/49	660	596,257
Nashville Metropolitan Development & Housing Agency, Tax Allocation Bonds, Tax Increment Development Revenue Fifth+Broadway Development Project, 5.13%, 06/01/36(a)	500	491,510

		11,771,277

Texas — 5.5%
Arlington Higher Education Finance Corp., RB:
Austin Discovery School, Inc., 5.63%, 08/15/54(a)	6,260	6,007,472
Series A, 5.88%, 03/01/24	425	447,232
Wayside Schools, Series A, 4.63%, 08/15/46	830	830,058
Central Texas Regional Mobility Authority, Refunding RB, Capital Appreciation Bond(b):
0.00%, 01/01/28	3,000	2,348,070
0.00%, 01/01/29	500	375,095
0.00%, 01/01/30	1,330	952,599
0.00%, 01/01/31	4,000	2,734,080
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc., AMT, 5.00%, 07/15/28	2,725	2,764,431

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB, United Airlines, Inc.:
Terminal Improvement Projects, Series B-2 (AMT), 5.00%, 07/15/27	$615	$637,146
Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	825	826,361
City of Houston Texas Airport System Revenue, Refunding RB:
Series C, 5.00%, 07/15/27	3,925	4,015,510
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	1,110	1,129,214
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/45	1,320	1,320,000
County of Brazoria Industrial Development Corp., RB, Gladieux Metals Recycling, AMT, 7.00%, 03/01/39	1,610	1,663,822
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,476,465
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 01/01/38	510	509,760
5.00%, 01/01/43	520	507,842
5.13%, 01/01/48	1,535	1,497,807
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(b)	350	132,353
County of Hemphill Hospital District, GOL:
4.63%, 02/01/39	1,500	1,322,970
4.75%, 02/01/45	2,500	2,133,775
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	8,560	9,775,862
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 05/15/31(c)	535	563,740
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	1,385	1,450,469
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	890	916,211
6.00%, 04/01/45	1,355	1,391,341
New Hope Cultural Education Facilities Finance Corp., RB, Beta Academy(a):
5.00%, 08/15/39	420	435,032
5.00%, 08/15/49	825	846,219
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, Jubilee Academic(a):
Center, 5.00%, 08/15/46	695	697,314
5.00%, 08/15/36	2,520	2,534,944
Newark Higher Education Finance Corp., RB:
Austin Achieve Public School, Inc., 5.00%, 06/15/48	1,500	1,500,540
Series A, 5.50%, 08/15/35(a)	375	421,538
Series A, 5.75%, 08/15/45(a)	735	816,063
Port Beaumont Navigation District, Refunding RB, Jefferson Gulf Coast, AMT(a):
3.63%, 01/01/35	1,665	1,617,214
4.00%, 01/01/50	3,600	3,439,656
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(d)(e)	1,330	879,883
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	600	600,264

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	$1,000	$1,004,040
Texas Transportation Commission, RB, CAB, First Tier Toll Revenue(b):
0.00%, 08/01/46	2,580	813,268
0.00%, 08/01/47	3,850	1,152,998
0.00%, 08/01/48	4,070	1,158,363
0.00%, 08/01/49	3,825	1,033,438
0.00%, 08/01/50	5,485	1,398,236
0.00%, 08/01/51	3,230	778,107
0.00%, 08/01/52	3,230	734,664
0.00%, 08/01/53	290	62,423
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 09/01/36	1,500	1,469,925

		73,123,814

Utah — 0.6%
County of Utah, RB, Series B, 5.00%, 05/15/60(f)(g)	5,000	6,214,400
State of Utah Charter School Finance Authority, RB, Entheos Academy, Series A, 6.75%, 10/15/43	2,050	2,053,259

		8,267,659

Vermont — 0.2%
East Central Vermont Telecommunications District, RB, Series A, 4.75%, 12/01/40(a)	2,850	2,459,037

Virginia — 1.2%
City of Salem EDA, RB, Rb, Virginia Educational Facilities Roanoke College, 4.00%, 04/01/45	830	845,338
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 07/01/47	1,015	983,474
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(a):
5.00%, 03/01/35	490	493,239
5.00%, 03/01/45	505	487,633
Mosaic District Community Development Authority, Series A:
Special Assessment, 6.63%, 03/01/26	515	519,135
Tax Allocation Bonds, 6.88%, 03/01/36	450	452,871
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series A:
5.00%, 01/01/49	1,250	1,226,088
5.25%, 01/01/54	3,750	3,774,825
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	2,885	2,750,473
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	335	330,293
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	3,360	3,576,653

		15,440,022

Washington — 0.7%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,005	964,539
State of Washington Housing Finance Commission, Refunding RB(a):
1st Hill Project, 5.75%, 01/01/35	355	364,404
1st Hill Project, 6.00%, 01/01/45	940	964,337
Horizon House Project, 5.00%, 01/01/48	2,410	2,465,068

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB:
Commonspirit Health, Series A, 4.00%, 08/01/44	$885	$937,693
Seattle Cancer Care Alliance, 5.00%, 09/01/45(g)	1,770	2,173,188
Seattle Cancer Care Alliance, 5.00%, 09/01/50(g)	1,155	1,411,283

		9,280,512

Wisconsin — 2.9%
Public Finance Authority, RB:
21st Century Public Academy Project, Series A, 5.00%, 06/01/40(a)	750	701,235
21st Century Public Academy Project, Series A, 5.00%, 06/01/49(a)	1,340	1,199,622
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(a)	910	941,231
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(a)	910	924,169
American Preparatory Academy — Las Vegas Project, Series A, 5.38%, 07/15/47(a)	1,595	1,653,377
Delray Beach Radiation Therapy, 6.85%, 11/01/46(a)	1,325	1,382,200
Delray Beach Radiation Therapy, 7.00%, 11/01/46(a)	805	846,031
Gray Collegiate Academy Project, 5.63%, 06/15/49(a)	6,000	5,733,060
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(a)	38	35,276
Piedmont Community Charter School, 5.00%, 06/15/39	310	354,879
Piedmont Community Charter School, 5.00%, 06/15/49	955	1,070,631
Piedmont Community Charter School, 5.00%, 06/15/53	645	716,124
Roseman University of Health Science Project, 5.00%, 04/01/50(a)	315	312,808
Series A, 5.63%, 06/15/49(a)	8,105	7,882,031
Traders Point Christian Schools, Series A, 5.38%, 06/01/44(a)	1,215	1,108,675
Traders Point Christian Schools, Series A, 5.50%, 06/01/54(a)	1,500	1,333,875
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45(c)	1,850	2,048,209
Public Finance Authority, Refunding RB:
Senior Obligated Group, Series B, AMT, 5.00%, 07/01/42	2,150	2,225,401
Ultimate Medical Academy Project, 5.00%, 10/01/34(a)	280	294,216
Ultimate Medical Academy Project, 5.00%, 10/01/39(a)	680	700,828
White Stone Retirement Facilities, 5.00%, 03/01/52(a)	1,300	1,162,902
Wingate University, Series A, 5.25%, 10/01/48	1,790	1,949,077
Wisconsin Health & Educational Facilities Authority, RB, ST. Camillus Health System:
5.00%, 11/01/46	1,130	1,055,194
5.00%, 11/01/54	1,880	1,737,534
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	740	805,882

		38,174,467

Total Municipal Bonds — 86.9% (Cost — $1,123,990,290)		1,149,145,112

Municipal Bonds Transferred to Tender Option Bond Trusts(i)— 13.6%

California — 0.1%
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	657	659,334

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.3%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	$3,140	$3,449,070

Illinois — 1.2%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,480	2,613,598
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/41(c)	13	13,879
4.00%, 02/15/41	6,497	7,175,290
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,740,391

		15,543,158

Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, RB, UPMC, Series B, 4.00%, 04/15/50	15,000	16,506,000

Massachusetts — 0.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	3,464	3,803,394

New York — 7.4%
City of New York Housing Development Corp., RB, M/F, Series C-1A:
4.15%, 11/01/39	3,107	3,259,462
4.20%, 11/01/44	5,695	5,974,481
4.30%, 11/01/47	4,660	4,889,123
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	3,015	3,144,675
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/47(c)	1,065	1,099,170
5.75%, 02/15/47	655	676,176
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,159,070
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,520	2,687,323
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/36	21,670	25,614,374
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	2,925	3,412,919
State of New York Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	17,080	19,619,284
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	3,421	3,955,542
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,005	14,690,968

		97,182,567

North Carolina — 0.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55(c)	2,930	3,619,868

Pennsylvania — 1.2%
Pennsylvania Economic Development Financing Authority, RB, UPMC, Series A-1, 4.00%, 04/15/50	11,000	12,055,229
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	3,677	4,296,972

		16,352,201

Security	Par (000)	Value

Rhode Island — 0.2%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43(c)	$2,641	$2,852,353

Texas — 0.3%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	3,480	3,617,495

Washington — 1.0%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	2,999	3,130,152
County of Snohomish Public Utility District No. 1, RB, 5.00%, 12/01/45	8,664	10,260,898

		13,391,050

Wisconsin — 0.1%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,774	1,956,384

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.6% (Cost — $167,549,148)		178,932,874

Total Long-Term Investments — 100.5% (Cost — $1,291,539,438)		1,328,077,986

	Shares

Short-Term Securities — 7.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.55%(k)(l)	93,905,624	93,924,405

Total Short-Term Securities — 7.1% (Cost — $93,920,686)		93,924,405

Total Investments — 107.6% (Cost — $1,385,460,124)		1,422,002,391

Other Assets Less Liabilities — 0.2%		2,743,326

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8)%		(102,807,576)

Net Assets — 100.0%		$1,321,938,141

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	When-issued security.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the trust could ultimately be required to pay under the agreements, which expires between August 15, 2020 to May 15, 2021 is $4,332,891. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock High Yield Municipal Fund

(l)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 06/30/19	Par/ Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	114,002,708	—	(20,097,084	)(b)	93,905,624	$93,924,405	$540,948	$8,662	$3,828

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(13,438,244)	$—	$(13,438,244)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,146,527	$—	$1,146,527

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$25,419,207

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$1,328,077,986	$—	$1,328,077,986
Short-Term Securities	93,924,405	—	—	93,924,405

	$93,924,405	$1,328,077,986	$—	$1,422,002,391

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust

Certificates of $102,623,815 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 78.6%

Alabama — 5.0%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	$73,875	$85,958,733
Black Belt Energy Gas District, RB, Project No. 4, Series A-1, 4.00%, 12/01/49(a)	235,160	267,061,806
City of Homewood Alabama, GO, Refunding, Warrant, 5.25%, 09/01/46	27,625	32,408,545
County of Jefferson, Refunding RB, Warrants, 4.00%, 09/15/37	11,750	13,169,753
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(b):
4.50%, 05/01/32	7,045	7,359,207
5.25%, 05/01/44	8,980	9,655,206
Southeast Alabama Gas Supply District, RB, Project #2, Series A, 4.00%, 06/01/49(a)	220,000	242,336,600
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	16,315	16,547,162

		674,497,012

Arizona — 1.6%
Arizona IDA, RB(b):
Academies of Math And Science project, 5.00%, 07/01/39	1,000	1,064,540
Academies of Math And Science project, 5.00%, 07/01/49	1,610	1,682,514
Academies of Math And Science project, 5.00%, 07/01/54	2,500	2,600,225
Leman Academy of Excellence - Parker Colorado Campus Project, 5.00%, 07/01/39	1,300	1,359,345
Leman Academy of Excellence- Parker Colorado Campus Project, 5.00%, 07/01/49	2,010	2,078,943
Odyssey Preparatory Academy Project, 5.00%, 07/01/49	1,695	1,770,834
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	11,155	11,600,754
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A(b):
5.25%, 07/01/37	2,830	3,041,741
5.50%, 07/01/52	2,450	2,617,653
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 07/01/23(c)	3,440	4,121,017
Legacy Traditional Schools Projects, Series A, 6.50%, 07/01/34(b)	2,000	2,191,840
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	3,500	3,812,585
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(b)	2,280	2,304,077
City of Phoenix Civic Improvement Corp., RB, Sustainability Bonds, Junior Lien, Series B, 5.00%, 07/01/44	42,850	55,766,275
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, 5.00%, 01/01/38	27,000	32,282,820
County of Maricopa IDA, RB, Banner Health, Series A, 4.00%, 01/01/44	7,000	7,911,330
County of Pima IDA, RB, American Leadership Academy Project(b):
5.00%, 06/15/47	10,400	9,939,384
5.00%, 06/15/52	19,280	18,076,157
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	400	446,348
Salt River Project Agricultural Improvement & Power District, RB, Salt River Project Electric System, 4.00%, 01/01/39	26,730	32,457,170

Security	Par (000)	Value

Arizona (continued)
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	$15,000	$17,626,200

		214,751,752

Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	35,365	34,900,304

California — 6.1%
Bay Area California Toll Authority, Refunding RB, San Francisco Bay Area, 4.00%, 04/01/47	10,000	11,056,600
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(c)	21,340	21,487,673
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/48	10,000	11,773,400
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, 5.25%, 12/01/48(b)	2,000	2,226,340
Chino Basin Regional Financing Authority, RB, Series B, 4.00%, 11/01/25	18,545	21,889,220
City & County of San Francisco Airports San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/45	16,900	20,338,305
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, AMT:
Series A, 5.00%, 05/01/41	20,000	23,048,400
Series B, 5.00%, 05/01/46	20,000	22,757,000
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	40,000	40,917,200
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A, 5.25%, 06/01/47	27,620	34,073,413
City of Los Angeles Department of Airports, Refunding ARB:
Los Angeles International Airport, 5.00%, 05/15/38	19,000	24,178,070
Subordinate, Los Angeles International Airports, AMT, 5.00%, 05/15/44	10,000	12,035,500
City of Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, 5.00%, 05/15/40	20,015	25,364,209
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	7,010	7,191,769
6.25%, 03/01/34	5,250	5,403,353
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,510	1,575,564
6.50%, 05/01/42	5,130	5,346,230
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 08/01/21(c)	3,750	4,009,538
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	41,957,300
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(c)	12,830	13,316,385
Gilroy Public Facilities Financing Authority, Refunding RB, Lease, 6.00%, 11/01/33	6,535	7,691,368

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	$24,045	$24,345,563
Series A-2, 5.00%, 06/01/47	31,735	32,131,687
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	25,000	25,534,500
5.25%, 07/01/44	19,000	23,540,620
Los Angeles Department of Water & Power, Refunding RB, Series B:
Power System, 5.25%, 07/01/37	13,500	16,909,425
Power System, 5.25%, 07/01/38	15,000	18,738,150
Power System, 5.25%, 07/01/39	7,000	8,719,060
5.00%, 07/01/40(d)	13,060	17,237,763
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	24,540	30,574,877
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/31	13,010	13,862,545
San Diego Public Facilities Financing Authority, Refunding RB, Series A:
5.00%, 05/15/39	10,000	12,197,500
Subordinated, 5.25%, 08/01/47	13,645	17,167,047
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 08/01/37	23,850	26,187,062
Santa Clara Unified School District, GO, Election of 2018, 4.00%, 07/01/48	10,000	11,052,800
State of California, GO, Refunding:
4.00%, 03/01/36	52,930	64,152,219
Various Purpose, 5.25%, 10/01/39	20,100	24,488,433
State of California Public Works Board, LRB, Correctional Facilities Improvements, Series A, 5.00%, 09/01/39	5,000	5,751,750
State of Golden Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	9,535	9,701,290
University of California, RB, Series AV, 5.25%, 05/15/42	58,825	73,214,183
Upper Santa Clara Valley Joint Powers Authority, Refunding RB, Series A, 5.00%, 08/01/41	5	6,113

		813,149,424

Colorado — 2.1%
Arista Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/48	3,500	3,440,850
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48	5,000	4,666,150
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	6,930	6,932,079
City & County of Denver Colorado, COP, Convention CTR Expansion Project , Series A, 5.38%, 06/01/43	10,000	11,393,500
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	36,115	36,165,922
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT:
5.00%, 12/01/37	25,000	30,211,000
5.25%, 12/01/43	57,620	69,685,628
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/47	2,500	2,378,500
Copperleaf Metropolitan District No. 3, GO, Series A, 5.13%, 12/01/47	1,200	1,210,548
Cottonwood Highlands Metropolitan District No. 1, GO, Series A, 5.00%, 12/01/49	900	845,145

Security	Par (000)	Value

Colorado (continued)
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	$1,190	$1,204,375
Regional Transportation District Sales Tax Revenue, RB, Fastracks Project, Series A, 3.50%, 11/01/37	75,000	77,621,250
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/47	3,000	3,108,030
State of Colorado, COP, Series J, 5.25%, 03/15/42	30,000	36,197,700
STC Metropolitan District No.2, GO, Refunding, Series A, 4.00%, 12/01/29	1,500	1,420,575

		286,481,252

Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,965	3,684,318
State of Connecticut, GO, Series A:
4.00%, 01/15/35	25,565	29,674,062
4.00%, 01/15/36	22,550	26,068,251
4.00%, 01/15/38	10,000	11,504,900
State of Connecticut Health & Educational Facilities Authority, Refunding RB, Series G-1(b):
5.00%, 07/01/39	1,500	1,628,250
5.00%, 07/01/44	2,000	2,129,320
5.00%, 07/01/50	2,350	2,458,335
State of Connecticut, Special Tax Revenue, Special Tax Bonds, 5.00%, 05/01/38	4,540	5,733,475

		82,880,911

Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	33,000	33,565,290

District of Columbia — 2.6%
District of Columbia, GO:
Series A, 5.00%, 06/01/41	30,000	36,246,900
Series D, 5.00%, 06/01/42	40,000	49,170,000
District of Columbia, Refunding RB, Series A, 4.00%, 03/01/45	10,000	11,865,700
District of Columbia Water & Sewer Authority, Refunding RB, Series B:
5.25%, 10/01/40	48,060	58,055,519
5.25%, 10/01/44	63,075	75,537,358
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A, 5.00%, 10/01/36	12,000	14,437,680
Washington Metropolitan Area Transit Authority, RB:
5.00%, 07/01/43	35,480	42,422,017
Series B, 5.00%, 07/01/42	50,000	59,923,000

		347,658,174

Florida — 3.1%
Capital Trust Agency, Inc., RB(b):
Odyssey Charter School Project, 5.00%, 07/01/54	2,095	2,131,181
Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49	4,365	4,495,775
Central Florida Expressway Authority, RB, Senior Lien, Series A, 5.00%, 07/01/44	10,000	12,067,000
City of Tampa Florida, RB, Baycare Health System Issue, Series A, 5.00%, 11/15/46	12,910	14,953,524
City of Tampa Florida, Special Assessment Bonds, Green Bonds, Central and Lower Basis Stormwater Improvements:
5.25%, 05/01/43	11,720	14,815,955
5.25%, 05/01/46	15,430	19,378,537

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A:
4.00%, 10/01/42	$10,000	$11,813,200
4.00%, 10/01/43	12,000	14,163,840
County of Hillsborough Florida District Port Authority, ARB, Series A, 5.25%, 06/01/48	8,375	10,190,365
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,116,068
Series A, 5.50%, 10/01/42	5,375	5,915,994
Series B, AMT, 6.25%, 10/01/38	5,000	5,622,400
Series B, AMT, 6.00%, 10/01/42	2,350	2,635,313
County of Miami-Dade Florida, Refunding RB, 5.00%, 10/01/41	7,010	8,120,664
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	8,000	9,477,440
County of Miami-Dade Florida, Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	95,030	110,738,459
County of Miami-Dade IDA, RB, Excelsior Charter Academy Project, 5.10%, 11/01/43	8,370	7,724,087
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(b)	4,770	4,618,839
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 06/01/27	10,010	10,366,656
Greater Orlando Aviation Authority, ARB, AMT:
Priority Sub-Series A, 5.00%, 10/01/42	54,795	63,995,080
Series A, 4.00%, 10/01/44	15,000	16,551,450
Series A, 5.00%, 10/01/44	20,000	24,117,200
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.70%, 05/01/39	1,160	1,205,310
4.88%, 05/01/49	1,250	1,334,213
Del Webb Project, 5.00%, 05/01/37(b)	1,655	1,738,726
Del Webb Project, 5.13%, 05/01/47(b)	1,990	2,083,789
Lakewood National & Polo Run Projects, 4.63%, 05/01/27	1,745	1,829,074
Lakewood National & Polo Run Projects, 5.25%, 05/01/37	2,760	2,940,311
Lakewood National & Polo Run Projects, 5.38%, 05/01/47	4,785	5,080,617
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	11,125	12,082,640
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(e)(f)	147	93,809

		409,397,516

Georgia — 1.2%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, 4.00%, 07/01/35	10,850	12,003,030
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	30,000	30,760,800
Main Street Natural Gas, Inc., RB, Series C, 4.00%, 03/01/50(a)	50,000	57,402,000
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series A, 4.00%, 07/01/44	36,480	39,051,475
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	20,000	24,672,600

		163,889,905

Security	Par (000)	Value

Illinois — 6.2%
Chicago Board of Education, GO, CAB, Series H, Series D:
5.00%, 12/01/36	$4,620	$4,891,102
5.00%, 12/01/46	4,475	4,656,103
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/25	12,760	13,820,101
Dedicated Revenues, Series F, 5.00%, 12/01/24	9,585	10,281,159
Dedicated Revenues, Series G, 5.00%, 12/01/34	5,000	5,322,950
Series A, 0.00%, 12/01/25(g)	650	523,595
Series A, 0.00%, 12/01/26(g)	4,000	3,082,680
Series A, 0.00%, 12/01/27(g)	500	368,155
Series A, 4.00%, 12/01/27	5,000	5,176,100
Series A, 5.00%, 12/01/28	11,160	12,334,478
Series A, 5.00%, 12/01/29	675	748,197
Series A, 5.00%, 12/01/30	365	402,453
Series B, 5.00%, 12/01/26	2,000	2,184,380
Series B, 5.00%, 12/01/27	1,635	1,798,713
Series B, 5.00%, 12/01/28	2,060	2,276,794
Series B, 5.00%, 12/01/29	2,000	2,216,880
Series B, 5.00%, 12/01/30	2,000	2,203,080
Series B, 5.00%, 12/01/31	1,600	1,752,064
Series B, 5.00%, 12/01/32	1,360	1,481,978
Series B, 4.00%, 12/01/35	11,640	11,401,962
Series C, 5.00%, 12/01/23	4,310	4,568,212
Series C, 5.00%, 12/01/24	4,445	4,767,840
Series C, 5.00%, 12/01/26	3,060	3,342,101
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	15,895	16,089,237
Series C, 5.25%, 12/01/39	7,275	7,564,982
5.00%, 12/01/46	9,805	10,246,323
5.00%, 12/01/46	25,350	25,862,577
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 01/01/35	4,250	4,937,905
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 01/01/21(c)	29,835	30,753,023
Senior Lien, Series D, 5.25%, 01/01/42	49,415	57,479,528
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.50%, 01/01/34	5,380	5,880,609
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 01/01/38	30,000	34,900,800
5.00%, 01/01/39	59,885	69,334,853
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	6,500	6,796,790
Carle Foundation, Series A (AGM), 6.00%, 08/15/41	19,285	20,323,883
DePaul University, Series A, 6.13%, 04/01/21(c)	11,935	12,452,740
Memorial Health System, Series A, 5.25%, 07/01/44	8,370	9,244,916
Township High School District, 4.00%, 12/01/36	10,810	12,772,447
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Healthcare, Series A, 5.00%, 07/15/42	23,695	28,386,373
Presence Health Network, Series C, 5.00%, 02/15/41	28,920	34,119,816
University of Chicago, Series A, 4.00%, 10/01/38	24,500	26,832,155
University of Chicago, Series A, 4.00%, 10/01/49	30,000	31,576,800
Railsplitter Tobacco Settlement Authority, RB:
6.00%, 06/01/21(c)	18,485	19,443,632
5.00%, 06/01/26	15,000	18,160,350
State of Illinois, GO, Series A:
5.50%, 05/01/39	9,040	10,090,358
Rebuild Illinois Program, Series B, 5.00%, 11/01/32	14,000	15,040,760

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Refunding:
5.00%, 02/01/26	$10,750	$11,591,832
5.00%, 10/01/28	19,250	20,969,795
State of Illinois, GO, 5.00%, 11/01/29	27,500	29,956,300
State of Illinois Toll Highway Authority, RB:
Senior, Series B, 5.00%, 01/01/41	30,000	34,828,200
Series A, 5.00%, 01/01/38	4,000	4,334,920
Series A, 5.00%, 01/01/40	20,000	22,912,000
Series A, 5.00%, 01/01/42	53,255	63,468,244
Series B, 5.00%, 01/01/40	23,520	27,150,547
Village of Hodgkin’s Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	7,045	7,071,419

		830,175,191

Indiana — 0.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	3,870	4,116,480
7.00%, 01/01/44	7,330	7,825,655

		11,942,135

Iowa — 2.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Genesis Health System, 5.50%, 07/01/33	18,750	21,024,375
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(a)	47,270	48,842,200
Midwestern Disaster Area, 5.25%, 12/01/25	2,500	2,606,075
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	14,810	14,809,852
PEFA, Inc., RB, 5.00%, 09/01/49(a)	161,315	194,637,840

		281,920,342

Kentucky — 1.6%
City of Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(a)	82,760	92,969,274
County of Carroll Kentucky, Refunding RB, Kentucky Utilities Company Project, AMT(a):
1.20%, 02/01/32	39,697	39,673,983
1.20%, 10/01/34	30,000	29,980,800
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 12/01/49(a)	45,000	50,593,050

		213,217,107

Louisiana — 0.2%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,455	2,154,140
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	17,185	17,416,482
Louisiana Public Facilities Authority, RB, Series A(b):
Lake Charles Collage Prep Project, 5.00%, 06/01/39	1,300	1,321,112
Lake Charles Collage Prep Project, 5.00%, 06/01/49	3,000	2,872,890
Lake Charles Collage Prep Project, 5.00%, 06/01/58	4,500	4,184,820
Young Audiences Charter School Project, 5.00%, 04/01/39	1,425	1,482,969
Young Audiences Charter School Project, 5.00%, 04/01/49	2,800	2,876,356

		32,308,769

Security	Par (000)	Value

Maine — 0.0%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	$5,365	$5,566,241

Maryland — 0.3%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 09/01/33	2,735	2,731,007
5.00%, 09/01/38	1,400	1,414,000
County of Montgomery Maryland, GO, Refunding, Series A, 4.00%, 11/01/31	14,475	16,399,741
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(h)	2,035	2,279,973
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	11,000	11,328,240

		34,152,961

Massachusetts — 4.2%
Commonwealth of Massachusetts, GO, Consolidated Loan:
Series A, 5.25%, 04/01/42	42,000	51,705,360
Series A, 5.25%, 04/01/47	93,350	114,716,881
Series E, 5.25%, 09/01/43	100,000	127,206,000
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 01/01/42	9,655	10,516,612
Foxborough Regional Charter School, 7.00%, 07/01/20(c)	1,375	1,375,000
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	48,610	55,719,213
Newbridge on the Charles, Inc., 5.00%, 10/01/37(b)	1,000	1,026,920
Newbridge on the Charles, Inc., 5.00%, 10/01/47(b)	1,250	1,258,600
Massachusetts School Building Authority, RB, Series B:
5.25%, 02/15/48	70,505	87,577,081
Sub, 4.00%, 02/15/41	12,420	13,505,135
Sub, 4.00%, 02/15/42	10,000	10,855,600
University of Massachusetts Building Authority, Refunding RB, Senior Series A:
5.25%, 11/01/42	58,840	72,740,362
5.25%, 11/01/47	14,425	17,591,576

		565,794,340

Michigan — 1.3%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/44	60,000	67,195,800
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	40,000	46,089,200
Trinity Health Credit Group, Series A, 5.00%, 12/01/37	25,000	30,157,500
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	16,470	18,112,224
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	10,010	11,216,505

		172,771,229

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.4%
City of Kanas IDA, ARB, AMT, Kansas City International Airport Terminal:
Modernization Project Series B, 5.00%, 03/01/46	$35,000	$41,357,400
Series A, 5.00%, 03/01/44	5,315	6,318,631

		47,676,031

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A:
5.25%, 05/15/37	405	393,020
5.25%, 05/15/47	1,500	1,387,740
5.25%, 05/15/52	1,500	1,355,085

		3,135,845

Nebraska — 0.6%
Central Plains Energy Project, Refunding RB, 4.00%, 12/01/49(a)	55,000	62,492,100
Omaha Public Power District, Separate Electric System, Refunding RB, Series A:
5.25%, 02/01/42	10,000	11,725,200
5.25%, 02/01/46	10,000	11,673,700

		85,891,000

Nevada — 0.0%
Nevada Department of Business & Industry, RB, Series A(b):
5.00%, 07/15/37	875	892,465
5.00%, 07/15/47	1,400	1,409,968
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(b):
4.50%, 12/15/29	380	394,714
5.00%, 12/15/38	1,080	1,103,911

		3,801,058

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	9,085	9,131,152
Series C, AMT, 4.88%, 11/01/42	3,700	3,719,573

		12,850,725

New Jersey — 3.7%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 03/01/21	5,000	5,208,050
County of Essex New Jersey Improvement Authority, RB, Covanta Project (AMT), 5.25%, 07/01/45(b)	5,180	5,180,881
New Jersey Economic Development Authority, RB, Series WW, 5.25%, 06/15/40	14,145	15,189,750
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	5,340	5,348,063
New Jersey EDA, RB:
Facilities Construction Bonds, 4.00%, 06/15/44	5,500	5,623,805
Transit transportation Project, 5.00%, 11/01/44	20,000	21,992,800
New Jersey EDA, Refunding RB, Series B, 5.50%, 06/15/30	45,895	52,686,542
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	33,185	35,086,169
AHS Hospital Corp., 6.00%, 07/01/21(c)	1,200	1,268,748
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/35	7,375	8,932,895

Security	Par (000)	Value

New Jersey (continued)
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/38	$11,950	$14,321,358
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	22,245	26,531,834
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	10,000	11,624,100
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	215	225,933
5.75%, 12/01/28	175	183,818
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/44	45,000	45,921,600
Series BB, 5.00%, 06/15/44	32,000	34,958,400
Transportation System, Series A, 6.00%, 06/15/21(c)	2,155	2,273,029
Transportation System, Series AA, 5.50%, 06/15/39	39,890	42,655,175
Transportation System, Series C, 5.25%, 06/15/32	19,810	21,661,244
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	20,000	21,870,800
State of New Jersey, GO:
2.50%, 06/01/37	15,830	15,394,517
2.50%, 06/01/38	12,695	12,241,408
State of New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	15,000	16,656,150
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	18,260	20,883,597
Series A, 5.25%, 06/01/46	20,350	23,630,623
Sub-Series B, 5.00%, 06/01/46	29,010	31,692,264

		499,243,553

New Mexico — 0.4%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	205	243,591
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 5.00%, 11/01/39(a)	50,035	58,829,652

		59,073,243

New York — 18.1%
Battery Park City Authority, RB, Sustainability Senior, Series A, 4.00%, 11/01/44	4,400	5,230,500
Battery Park City Authority, Refunding RB, Senior Revenue, Series B, 5.00%, 11/01/38	3,265	4,261,184
City of New York, GO:
Sub-Series F-1, 5.00%, 04/01/43	65,000	78,399,100
Fiscal 2020, Series B-1, 3.00%, 10/01/41	5,320	5,588,554
Multi Modal, Series D-1, 4.00%, 03/01/41	12,000	13,851,840
Multi Modal, Series D-1, 4.00%, 03/01/42	13,500	15,566,715
Multi Modal, Series D-1, 5.00%, 03/01/43	7,000	8,765,680
Multi Modal, Series D-1, 4.00%, 03/01/44	6,000	6,884,400
City of New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution Subseries, 5.25%, 06/15/37	40,000	49,834,800
City of New York New York, GO:
Series A-A-1, 4.00%, 08/01/37	17,500	20,309,625
Sub-Series D-1, 5.00%, 12/01/44	17,915	21,826,203
City of New York New York Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 08/01/42	11,350	12,681,242
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/45	31,165	38,542,690

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Series B-1, 4.00%, 11/01/42	$40,000	$46,085,600
Series B-1, 4.00%, 11/01/43	24,335	27,963,835
Subordinate, Future Tax Secured, Sub-Series C-1, 4.00%, 11/01/42	20,925	23,948,453
Subordinate, Series C-3, 5.00%, 05/01/40	20,000	24,391,000
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution Revenue Bonds, Series CC, 4.00%, 06/15/42	30,990	36,024,016
2nd General Resolution Revenue Bonds, Sub-Series DD-3, 4.00%, 06/15/42	64,105	75,452,226
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	29,790	37,008,415
Series EE, 5.00%, 06/15/40	39,240	48,166,315
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	7,900	7,903,792
5.00%, 06/01/45	16,695	16,659,106
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	4,325	4,376,208
County of Suffolk New York, Refunding RB, Series A, 3.75%, 06/01/36	20,000	21,513,200
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.25%, 02/15/47	13,645	13,984,078
5.75%, 02/15/47	3,435	3,538,565
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/37	10,420	12,474,407
5.00%, 02/15/42	25,825	30,286,785
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	25,000	26,538,500
Sub-Series D-1, 5.25%, 11/15/44	29,915	32,162,215
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Sereis C-1, 5.25%, 11/15/55	74,930	87,049,178
Transportation, Series C, 5.00%, 11/15/29	29,640	31,163,200
New York City Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/37	25,000	26,956,250
Sub-Series S1-B, 4.00%, 07/15/40	10,000	11,574,300
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series B-1, 4.00%, 11/01/39	35,000	40,692,750
Subordinate, Series A-3, 4.00%, 05/01/41	5,000	5,727,450
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Series CC, 5.25%, 06/15/46	65,965	79,375,684
2nd General Resolution Sub Series CC1, 5.00%, 06/15/37	25,000	30,681,250
General Resolution Bond, Series DD, 5.00%, 06/15/35	10,000	11,233,100
General Resolution Bond, Series FF, 4.00%, 06/15/41	24,515	29,083,370
Series AA, 5.00%, 06/15/40	11,000	14,123,230
Series DD-2, Block 5, 5.00%, 06/15/40	43,865	53,918,858
Series EE, 5.25%, 06/15/36	15,500	19,545,500
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	27,050	27,996,479

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB:
Bid Group 4, Series E, 5.00%, 03/15/44	$10,000	$12,288,800
Group 3, Series A, 5.00%, 03/15/41	10,000	12,456,900
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/45	53,295	61,735,862
New York State Urban Development Corp., Refunding RB, Series A:
Bidding Group 3, 4.00%, 03/15/44	33,250	37,596,772
Bidding Group 3, 4.00%, 03/15/45	20,000	22,616,600
4.00%, 03/15/42	12,000	13,696,080
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(b)	5,190	5,194,671
Port Authority of New York & New Jersey, ARB, Consolidated Bonds:
4.00%, 11/01/41	12,390	14,339,690
218th Series, AMT, 5.00%, 11/01/32	12,415	15,762,332
218th Series, AMT, 4.00%, 11/01/37	4,720	5,393,450
AMT, 4.00%, 11/01/41	12,705	14,416,491
AMT, 5.00%, 11/01/44	50,000	60,478,000
Port Authority of New York & New Jersey, RB, Consolidated Bonds:
(Non-AMT), 5.00%, 12/01/25	6,975	7,918,369
Series 217th, 5.00%, 11/01/44	25,000	31,169,000
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	30,000	35,004,300
AMT, 169th Series, 5.00%, 10/15/36	7,195	7,532,086
Consolidated, 211th Series, 5.00%, 09/01/48	10,000	12,118,500
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, 213th Series:
5.00%, 09/01/37	21,320	26,860,428
5.00%, 09/01/38	6,130	7,710,253
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	100,000	111,762,000
State of New York Dormitory Authority, RB:
Sales Tax, Series A-Group C, 5.00%, 03/15/43	19,020	22,728,329
Series B, 5.00%, 03/31/21	129,950	134,499,549
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	20,150	24,898,751
Series A, 5.25%, 03/15/39	5,000	6,291,200
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, 5.00%, 06/15/42	10,000	12,291,400
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	56,825	67,323,419
State of New York Thruway Authority, RB, Group 2, Series N, 4.00%, 01/01/42	2,025	2,340,414
State of New York Thruway Authority, Refunding RB, Subordinate, Series B:
4.00%, 01/01/38	30,430	34,977,459
4.00%, 01/01/39	27,965	32,043,975
4.00%, 01/01/41	29,505	33,604,425
4.00%, 01/01/45	17,845	20,059,565
Triborough Bridge & Tunnel Authority, RB:
MTA Bridges & Tunnels, Series C, 3.00%, 11/15/45	18,670	19,518,178
MTA Bridges & Tunnels, Series C, 3.00%, 11/15/46	23,995	25,009,989
MTA Bridges & Tunnels, Series C, 3.00%, 11/15/47	25,000	25,995,250
Series A, 5.00%, 11/15/49	15,770	19,261,636

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	$78,390	$94,450,543
General, Series A, 5.25%, 11/15/45	7,805	9,064,493
MTA Bridges & Tunnels, Series C, 4.00%, 11/15/40	15,000	17,457,600
MTA Bridges & Tunnels, Series C, 4.00%, 11/15/41	25,000	29,023,250
Series B, 5.00%, 11/15/38	9,800	11,763,332
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	20,000	22,548,600
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,500	2,528,900

		2,423,070,689

North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 04/01/22(c)	23,570	25,517,825

Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	135,585	142,373,741
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(b):
6.38%, 01/15/43	1,500	1,233,675
6.50%, 01/15/52	3,335	2,602,200
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A(c):
5.75%, 11/15/21	500	537,450
6.00%, 11/15/21	4,415	4,760,739
6.50%, 11/15/21	12,690	13,769,285
Lancaster Port Authority, Refunding RB, Series A, 5.00%, 08/01/49(a)	25,000	29,182,000
Ohio Air Quality Development Authority, RB:
Ohio Valley Electric Corp., AMT, 2.60%, 06/01/41(a)	10,000	10,236,500
Pratt Paper (Ohio) LLC Project (AMT), 4.50%, 01/15/48(b)	1,480	1,494,519
Ohio Water Development Authority Water Pollution Control Loan Fund, Refunding RB, Series B, 3.00%, 12/01/34	20,125	22,516,051
State of Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	16,560	16,404,170
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 02/15/39	7,500	8,268,300
State of Ohio University, RB, General Receipts Special Purpose, Series A, 4.00%, 06/01/43	35,185	37,602,561

		290,981,191

Pennsylvania — 1.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/27	3,250	3,554,395
5.00%, 05/01/32	3,750	3,919,088
5.00%, 05/01/42	6,305	6,393,585
Commonwealth of Pennsylvania, GO, First Series:
4.00%, 03/15/34	17,000	18,942,420
4.00%, 03/15/35	66,755	74,239,571
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	2,055	2,197,658
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	35,000	43,387,050
Series B, 5.25%, 12/01/39	3,560	4,020,913
Sub-Series A, 5.50%, 12/01/46	46,430	54,701,969

Security	Par (000)	Value

Pennsylvania (continued)
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(c)	$1,195	$1,223,429

		212,580,078

Puerto Rico — 3.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(g)	4,000	3,607,160
CAB, Series A-1, 0.00%, 07/01/46(g)	264,048	74,363,838
CAB, Series A-1, 0.00%, 07/01/51(g)	261,512	52,875,111
Series A-1, 4.75%, 07/01/53	78,205	80,335,304
Series A-1, 5.00%, 07/01/58	98,457	102,929,902
Series A-2, 4.33%, 07/01/40	50,047	50,271,711
Series A-2, 4.78%, 07/01/58	50,843	52,288,467
Series B-1, 0.00%, 07/01/46(g)	18,123	5,101,081

		421,772,574

Rhode Island — 0.3%
Rhode Island Student Loan Authority, RB, Senior, Series A, AMT, 2.88%, 12/01/35	22,715	22,859,922
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	10,704,100

		33,564,022

South Carolina — 1.9%
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	122,500	134,400,875
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM)(c):
6.50%, 08/01/21	4,455	4,753,708
6.25%, 08/01/21	1,525	1,623,149
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman, 5.25%, 11/15/37	6,005	6,091,232
South Carolina Transportation Infrastructure Bank, Refunding RB, VRDN, Series 2003B, 0.57%, 10/01/31(i)	95,000	94,257,005
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	10,000	11,379,200

		252,505,169

Tennessee — 1.1%
County of Nashville & Davidson Metropolitan Government Water & Sewer Revenue, Refunding RB, 4.00%, 07/01/43	49,005	52,779,855
Metropolitan Nashville Airport Authority, ARB, Subordinate, AMT, Series B, 5.00%, 07/01/44	20,000	24,404,000
Tennergy Corp., RB, Series A, 5.00%, 02/01/50(a)	60,000	69,375,600

		146,559,455

Texas — 2.7%
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/39	40,000	51,038,400
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien, Series B, 5.00%, 11/15/42	25,000	30,645,250
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(c)	1,075	1,252,827
7.00%, 01/01/23(c)	2,625	3,059,227
6.38%, 01/01/33	465	491,724
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/43	35,000	40,264,000

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(c)	$3,700	$3,725,456
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	29,555	30,850,100
Dallas-Fort Worth International Airport, RB, Series H, 5.00%, 11/01/29	6,510	6,835,044
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	6,873,981
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	13,495	14,132,909
New Hope Cultural Education Facilities Corp., RB, Jubilee Academic Center Project, Series A, 5.00%, 08/15/37(b)	2,000	2,013,020
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A, 5.13%, 08/15/47(b)	3,085	3,098,790
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 09/01/21(c)	4,815	5,132,934
North Texas Tollway Authority, Refunding RB, 1st Tier System, 6.00%, 01/01/21(c)	11,490	11,814,937
Pasadena Independent School District, GO, Refunding, School Building (PSF-GTD), 5.00%, 02/15/43	25,000	27,538,750
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	25,000	25,101,000
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/42	10,000	12,381,900
State Water Implementation Fund, Series B, 5.00%, 04/15/49	10,000	12,497,900
State Water Implementation Revenue, 5.25%, 10/15/46	62,000	76,083,300

		364,831,449

Utah — 0.9%
County of Utah, RB, IHC Health Services, Inc.:
Series A, 5.00%, 05/15/41	44,970	53,236,835
Series B, 5.00%, 05/15/46	30,000	35,128,500
State of Utah Charter School Finance Authority, Refunding RB, The Freedom Academy Foundation Project(b):
5.25%, 06/15/37	3,795	4,054,882
5.38%, 06/15/48	4,740	5,024,115
Utah Charter School Finance Authority, RB, American Academy of Innovation, Series A, 5.63%, 06/15/54(b)	4,940	4,693,247
Utah County, RB, Series A(d):
4.00%, 05/15/43	6,875	8,025,944
5.00%, 05/15/43	5,500	6,994,185

		117,157,708

Virginia — 0.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 03/01/46	1,815	1,688,694
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	124,604
5.00%, 07/01/48	370	355,452
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	25,515	27,160,207

		29,328,957

Washington — 1.9%
City of Tacoma Washington Electric System Revenue, Refunding RB, Series A, 4.00%, 01/01/42	52,415	56,168,962

Security	Par (000)	Value

Washington (continued)
City of Tacoma Washington Water Revenue, Refunding RB, 4.00%, 12/01/43	$50,535	$53,877,385
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.25%, 05/01/42	48,000	56,222,400
State of Washington, GO, Series E, 4.00%, 02/01/43	23,000	24,655,540
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	28,611,080
Washington Health Care Facilities Authority, RB, Series A:
Catholic Health Initiatives, 5.75%, 01/01/45	21,355	23,953,690
Swedish Health Services, 6.75%, 05/15/21(c)	16,000	16,907,840

		260,396,897

Wisconsin — 0.2%
Public Finance Authority, RB(b):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,715	1,773,859
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,715	1,741,703
American Preparatory AcAdemy, 5.38%, 07/15/52	6,760	6,967,802
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	6,710,443
Series A, 5.63%, 06/15/49	12,360	12,019,976
Public Finance Authority, Refunding RB, WhiteStone, Retirement Facilities First Mortgage Revenue, 5.00%, 03/01/37(b)	760	761,353

		29,975,136

Total Municipal Bonds — 78.6% (Cost — $9,989,965,195)		10,528,932,460

Municipal Bonds Transferred to Tender Option Bond Trusts(j) — 2.3%

California — 0.9%
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	100,000	121,542,000

Nevada — 0.7%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/43	74,740	90,976,518

Texas — 0.7%
Grand Parkway Transportation Corp., RB, Subordinate Tire Tela Supported, Series A, 5.00%, 10/01/43(k)	79,060	97,050,893

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.3% (Cost — $284,287,767)		309,569,411

Total Long-Term Investments — 80.9% (Cost — $10,274,252,962)		10,838,501,871

	Shares

Short-Term Securities — 19.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(l)(m)	2,578,456,545	2,578,972,237

Total Short-Term Securities — 19.3% (Cost — $2,578,312,962)		2,578,972,237

Total Investments — 100.2% (Cost — $12,852,565,924)		13,417,474,108

Other Assets Less Liabilities — 0.7%		100,062,288

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.9)%		(126,960,993)

Net Assets — 100.0%		$13,390,575,403

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Zero-coupon bond.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on April, 01 2026 is $41,561,403. See Note 4 of the Notes to Financial Statements for details.

(l)	Annualized 7-day yield as of period end.

(m)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Issuer	Shares Held at 06/30/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	594,051,433	1,984,405,112	(b)	—	2,578,456,545	$2,578,972,237	$9,363,266	$(141,005)	$684,692
iShares Short Term National Muni(c)		750,000		(750,000)	—	—	99,313	(2,104,948)	—
iShares National Municipal Bond ETF(c)	—	5,205,000		(5,205,000)	—	—	4,699,560	11,804,780	—

						$2,578,972,237	$14,162,139	$9,558,827	$684,692

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	2,674	09/21/20	$372,146	$117,853
Long U.S. Treasury Bond	859	09/21/20	153,385	443,810

				$561,663

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future Contracts
Unrealized appreciation on futures contracts(a)	$	$—	$—	$—	$561,663	$—	$561,663

(a)

Net cumulative unrealized appreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation is included in accumulated earnings.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock National Municipal Fund

For the year ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(187,768,230)		$—	$(187,768,230)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	$—	$—	$—	$—	$17,898,763	$		$17,898,763

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$563,426,248

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$10,838,501,871	$—	$10,838,501,871
Short-Term Securities	2,578,972,237	—	—	2,578,972,237

	$2,578,972,237	$10,838,501,871	$—	$13,417,474,108

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$561,663	$—	$—	$561,663

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of 126,900,000 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 95.6%

Alabama — 1.8%
Bessemer Governmental Utility Services Corp., Refunding RB, (BAM), 5.00%, 06/01/21	$470	$488,086
Birmingham Airport Authority, Refunding RB, (BAM), 5.00%, 07/01/23(a)	225	251,269
Black Belt Energy Gas District, RB:
Project No. 4, Series A-1, 4.00%, 06/01/22	825	869,913
Series A, 5.00%, 12/01/20	730	741,826
Series A, 5.00%, 12/01/21	1,950	2,056,587
Series A, 4.00%, 07/01/46(b)	325	333,369
Lower Alabama Gas District, RB, Gas Project Revenue Bonds Project:
4.00%, 12/01/22	640	682,611
4.00%, 12/01/23	375	409,511
Southeast Alabama Gas Supply District, RB, Series A, Project:
No. 2, 4.00%, 06/01/22	1,760	1,854,969
4.00%, 06/01/23	2,225	2,405,069
State of Alabama Docks Department, Refunding RB, Docks Facilities Revenue, Series B, 5.00%, 10/01/20	1,750	1,766,765

		11,859,975

Alaska — 0.5%
Alaska Municipal Bond Bank Authority, Refunding RB(a):
5.00%, 12/01/22	750	827,100
5.00%, 12/01/23	2,000	2,285,640

		3,112,740

Arizona — 2.1%
Arizona Health Facilities Authority, RB, Banner Health, Series B (Bank of Tokyo Mitsubishi UFJ LOC), VRDN, 0.09%, 01/01/46(b)	4,800	4,800,000
Arizona State University, RB, VRDN, 0.13%, 07/01/34(b)	1,300	1,300,000
County of Maricopa Industrial Development Authority, RB, Honorhealth, Series A:
5.00%, 09/01/21	770	808,308
5.00%, 09/01/22	750	818,257
County of Yavapai Industrial Development Authority, RB, VRDN, Skanon Investments, Inc. (Drake Cement Project), LOC Citibank NA, Series A, 0.17%, 09/01/35(b)	5,000	5,000,000
Glendale Union High School District No. 205, GO, Series C, 5.00%, 07/01/22	1,000	1,091,060

		13,817,625

California — 1.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/21	1,305	1,377,728
California Municipal Finance Authority, Refunding RB, Biola University, 5.00%, 10/01/20	305	307,108
City of Long Beach California Harbor Revenue, RB, Series C, 4.00%, 07/15/21	4,770	4,939,049
County of California Tobacco Securitization Agency, Refunding RB, Series A:
4.00%, 06/01/23	450	489,028
5.00%, 06/01/24	600	691,164
Palmdale Financing Authority, Refunding RB, (AGM), 4.00%, 11/01/20	340	343,971

		8,148,048

Colorado — 0.1%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	355	362,061

Connecticut — 7.7%
State of Connecticut, GO, GAAP Conversion, Series A, 5.00%, 10/15/22	1,000	1,094,020

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut, GO, Refunding, Series B, 5.00%, 05/15/22	$4,955	$5,338,170
State of Connecticut, GO:
Series A, 5.00%, 04/15/21	11,000	11,363,220
Series A, 5.00%, 03/15/23	695	771,832
Series B, 5.00%, 04/15/21	685	707,619
Series C, 5.00%, 07/15/22	1,000	1,084,020
Series C, 3.00%, 06/01/23	650	690,216
Series C, 4.00%, 06/01/23	325	354,409
Series C, 3.00%, 06/01/24	1,065	1,149,295
Series C, 4.00%, 06/01/24	550	614,559
Series D, 5.00%, 06/15/21	300	311,991
Series D, 5.00%, 08/15/21	400	418,740
Series E, 4.00%, 09/15/21	770	799,506
Refunding Series B, 5.00%, 04/15/21	950	981,369
Refunding Series B, 5.00%, 05/15/21	2,000	2,072,980
Refunding Series B, 5.00%, 01/15/24	750	856,320
Refunding Series C, 5.00%, 06/01/22	600	647,466
Refunding Series C, 5.00%, 12/15/22	1,300	1,430,858
Refunding Series G, 5.00%, 11/01/20	1,000	1,013,920
State of Connecticut Health & Educational Facilities Authority, Refunding RB:
Fairfileld University, Series S, 5.00%, 07/01/21	1,030	1,067,729
Sacred Heart University, Series I -1, 5.00%, 07/01/21	700	725,606
State of Connecticut Special Tax Revenue, RB:
Series B, 5.00%, 10/01/22	3,400	3,740,748
Series B, 5.00%, 10/01/23	225	256,768
Special Tax Bonds, 5.00%, 05/01/23	475	534,242
Special Tax Bonds, 5.00%, 05/01/24	865	1,005,761
Transportation Infrastructure Purposes, Series A, 5.00%, 09/01/21	1,500	1,579,455
Transportation Infrastructure Purposes, Series A, 5.00%, 08/01/22	900	983,799
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/22	340	374,075
State of Connecticut, Special Tax Revenue, Refunding RB, Transportation Infrastructure Purposes, Series B, 5.00%, 08/01/23	190	215,616
University of Connecticut, RB, Series A:
5.00%, 01/15/22	525	560,180
5.00%, 03/15/22	1,550	1,664,669
5.00%, 04/15/22	4,000	4,309,800
5.00%, 04/15/24	650	748,995
University of Connecticut, Refunding RB, Series A, 5.00%, 02/15/22	720	770,760

		50,238,713

District of Columbia — 0.3%
District of Columbia, RB, VRDN (Suntrust Bank LOC), 0.15%, 04/01/38(b)	1,535	1,535,000
District of Columbia, Refunding RB, The Catholic University of America Issue:
5.00%, 10/01/21	250	261,028
5.00%, 10/01/22	325	350,168

		2,146,196

Florida — 2.8%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/22	1,550	1,679,859
City Of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/21	2,500	2,609,675
County of Alachua Florida Health Facilities Authority, Refunding RB, Shands Teaching Hospital and Clinics, 5.00%, 12/01/22	515	562,503

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade School Board, COP, Refunding Series D, 5.00%, 11/01/22	$2,085	$2,299,275
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	505,430
County of Orange Health Facilities Authority, Refunding RB, VRDN, Lakeside Behavioral Healthcare, Inc. Project (Suntrust Bank LOC), 0.15%, 07/01/27(b)	1,470	1,470,000
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-1:
5.00%, 10/01/22	325	349,648
5.00%, 10/01/23	400	442,848
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/23	500	558,530
County of Pasco School Board, RB, 5.00%, 10/01/22	1,525	1,651,804
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/27(b)	5,000	5,059,950
Tolomato Community Development District, Refunding, Special Assessment Bonds, Series A-1 (AGM):
2.00%, 05/01/21	585	590,739
2.00%, 05/01/22	605	617,554

		18,397,815

Georgia — 5.8%
Atlanta Urban Residential Finance Authority, RB, M/F Housing, VRDN, Herndon Square Senior Apartment Project, 1.36%, 12/01/22(b)	594	602,767
City of Atlanta Georgia, Refunding, Tax Allocation Bonds, Atlantic Station Project:
5.00%, 12/01/20	2,000	2,034,280
5.00%, 12/01/21	1,150	1,216,251
County of Barow Development Authority, Refunding RB, Georgia Power Company Plant Vogtle Project, 1.55%, 08/01/43(b)	1,730	1,741,799
County of Burke Georgia Development Authority, Refunding RB, Georgia Power Company Plant Bowen Project, 1.55%, 12/01/49(b)	3,245	3,267,131
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 5.00%, 04/01/21	200	206,048
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/21	125	128,780
County of Monroe Development Authority, RB, VRDN, Gulf Power Co. Plant Scherer Plant, First Series, 0.18%, 06/01/49(b)	2,900	2,900,000
Main Street Natural Gas, Inc., RB:
Series A, 5.00%, 05/15/22	1,145	1,226,513
Series A, 4.00%, 04/01/48(b)	16,500	17,953,980
Series C, 5.00%, 09/01/22	500	541,020
Series C, 5.00%, 09/01/23	1,000	1,118,220
Series C, 4.00%, 08/01/48(b)	2,200	2,406,536
Municipal Electric Authority of Georgia, RB, VRDN, Project 1 Subordinated Bonds, Series B (Bank of Tokyo-Mitsubishi UFJ LOC), 0.14%, 01/01/48(b)	800	800,000
Municipal Electric Authority of Georgia, Refunding RB, Series A:
5.00%, 01/01/22	675	713,164
5.00%, 01/01/23	900	983,160

		37,839,649

Idaho — 0.2%
Idaho Housing & Finance Association, RB, Series A-1, 2.95%, 07/01/23	1,000	1,054,980

Security	Par (000)	Value

Illinois — 1.4%
Chicago Housing Authority, RB, M/F, Series A, 5.00%, 01/01/22	$1,400	$1,493,380
Chicago Transit Authority, Refunding RB, Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/21	2,000	2,077,060
Illinois Finance Authority, Refunding RB:
Advocate Health Care Network, 0.17%, 11/01/38(b)	1,000	1,000,000
Northshore University Healthsystem, 5.00%, 08/15/21	1,000	1,042,330
Northshore University Healthsystem, 5.00%, 08/15/22	750	808,875
Northshore University Healthsystem, 5.00%, 08/15/23	1,000	1,112,640
Southern Illinois Healthcare, 5.00%, 03/01/21	265	272,301
Regional Transportation Authority, RB, Series A (NPFGC), 6.70%, 11/01/21	1,515	1,587,538

		9,394,124

Indiana — 1.2%
City of Rockport Indiana, Refunding RB, AEP Generating Co. Project, Series A, 1.35%, 07/01/25(b)	2,250	2,231,303
Indiana Finance Authority, RB, Butler University Project, 3.00%, 02/01/23	225	233,480
Indiana Finance Authority, Refunding RB:
Community Health Network, Series A, 5.00%, 05/01/24	1,400	1,552,068
VRDN, Indiana University Health Obligated Group, Series D, 0.17%, 03/01/33(b)	4,000	4,000,000

		8,016,851

Iowa — 3.7%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 0.31%, 04/01/22(b)	22,500	22,500,000
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A:
5.00%, 12/01/20	650	658,417
5.00%, 12/01/21	750	782,535

		23,940,952

Kansas — 4.3%
City of Burlington Kansas, Refunding RB, Environment Improvement Revenue, City Power & Light, VRDN(b):
Series A, 0.34%, 09/01/35	18,000	18,000,000
Series B, 0.34%, 09/01/35	6,000	6,000,000
City of Dodge City Kansas, GO, Series A (BAM):
4.00%, 09/01/22	280	300,275
4.00%, 09/01/23	1,080	1,191,963
City of Goddard Kansas, GO, Series 2019-1, 3.00%, 12/01/22	1,465	1,510,591
County of Geary Unified School District No. 475, GO, Refunding, Series B, 5.00%, 09/01/20	750	755,700
County of Johnson Unified School District No. 233 Olathe, GO, Refunding, Series B, 3.00%, 09/01/21	500	515,405

		28,273,934

Kentucky — 2.1%
City of Owensboro Kentucky Electric Light & Power System Revenue, Refunding RB, Series B:
5.00%, 01/01/22	2,700	2,877,147
4.00%, 01/01/23	1,750	1,894,620
Kentucky Public Energy Authority, RB:
Gas Supply, Series C-1, 4.00%, 12/01/21	1,500	1,560,390
Gas Supply, Series C-1, 4.00%, 06/01/22	1,750	1,844,307
Gas Supply, Series C-1, 4.00%, 12/01/22	2,500	2,668,600
Series A, 4.00%, 04/01/21	775	791,686
Series A-1, 4.00%, 12/01/22	1,000	1,067,440
VRDN, Series C, 4.00%, 08/01/22	400	423,364
VRDN, Series C, 4.00%, 08/01/23	500	542,560

		13,670,114

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 1.9%
Greater Ouachita Water Co., Refunding RB (BAM):
5.00%, 09/01/22	$500	$548,095
3.00%, 09/01/23	500	537,765
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project, 2.00%, 06/01/37(b)	10,315	10,217,214
State Tammany Parish Wide School District No. 12, GO, Series A, 4.00%, 03/01/21	300	307,344
West Baton Rouge Parish School District No. 3, GO (AGM):
3.00%, 03/01/21	300	304,995
5.00%, 03/01/21	225	231,725

		12,147,138

Maryland — 0.4%
Maryland Health & Higher Educational Facilities Authority, RB, UPMC Issue, Series B:
5.00%, 04/15/22	700	750,148
5.00%, 04/15/23	675	749,054
5.00%, 04/15/24	700	800,737
Maryland Health & Higher Educational Facilities Authority, Refunding RB, LifeBridge Health Issue, 5.00%, 07/01/21	235	244,696

		2,544,635

Massachusetts — 2.0%
City of Worcester Massachuesetts, GO, 2.00%, 02/16/21	5,500	5,557,731
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series B-1, 5.00%, 10/15/20(c)	765	775,327
Partners HealthCare System Issue, 5.00%, 07/01/21	3,485	3,632,241
Series A, 5.00%, 07/01/22	525	560,506
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 07/01/20	375	375,023
Town of Salisbury Massachusetts, GO, Refunding, 2.00%, 09/11/20	409	409,787
Town of Truro Massachusetts, GO, Refunding, 2.00%, 06/11/21	2,000	2,028,300

		13,338,915

Michigan — 1.1%
City of Battle Creek Michigan, Refunding, GOL, Downtown Development Bonds, 5.00%, 05/01/21	565	585,707
Grand Valley State University, Refunding RB, 5.00%, 12/01/20	630	641,264
Karegnondi Water Authority, Refunding RB, 5.00%, 11/01/21	450	476,298
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C:
5.00%, 12/01/20	1,000	1,018,120
5.00%, 12/01/21	1,000	1,061,310
Michigan State Housing Development Authority, Refunding RB, S/F, Series D, VRDN (IND & COMM Bank of China SBPA), 0.22%, 06/01/30(b)	3,105	3,105,000
Wayne-Westland Community Schools, GOL (Q-SBLF):
4.00%, 05/01/22	150	159,645
5.00%, 11/01/22	290	320,198

		7,367,542

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, VRDN, One Ten Grant Project (Fannie Mae LOC), 0.10%, 09/01/26(b)	685	685,000
City of Rochester Minnesota, Refunding RB, VRDN, Mayo Clinic, Series A, 0.13%, 11/15/38(b)	1,630	1,630,000

		2,315,000

Mississippi — 0.6%
Mississippi Business Finance Corp., RB, Series I, VRDN, Chevron USA, Inc. Project, 0.11%, 11/01/35(b)	2,400	2,400,000

Security	Par (000)	Value

Mississippi (continued)
Mississippi Development Bank, RB, Special Obligation, Hinds County Bond Project:
3.00%, 11/01/20	$460	$463,984
5.00%, 11/01/21	500	530,510
State of Mississippi, RB, Series A, 5.00%, 10/15/22	500	541,820

		3,936,314

Missouri — 0.1%
City of Washington Missouri, COP, Refunding, 5.00%, 03/01/23	370	411,477

Nebraska — 1.4%
Central Plains Energy Project, RB, Project No. 4, 5.00%, 03/01/50(b)	4,000	4,485,960
Central Plains Energy Project, Refunding RB:
4.00%, 02/01/22	485	507,785
4.00%, 08/01/22	1,500	1,591,830
4.00%, 02/01/23	1,055	1,134,515
4.00%, 08/01/23	875	953,059
County of Douglas Hospital Authority No. 2, Refunding RB, Children’s Hospital Obligated Group:
5.00%, 11/15/22	135	147,453
5.00%, 11/15/23	110	124,056

		8,944,658

Nevada — 0.4%
County of Clark School District, GO, Refunding, Series C, 5.00%, 06/15/21	2,500	2,598,025

New Hampshire — 0.3%
State of New Hampshire Turnpike System, Refunding RB, Series B, 5.00%, 02/01/24	1,775	1,900,599

New Jersey — 15.2%
Belleville Board of Education, GO, (BAM), 3.00%, 09/01/21	1,245	1,280,557
Borough of Tinton Falls New Jersey, GO, Refunding, 2.00%, 10/29/20	2,800	2,812,712
City of New Jersey, GO, Refunding Series C, 2.00%, 06/17/21	10,345	10,499,140
Garden State Preservation Trust, Refunding RB, Series A, 5.00%, 11/01/20	715	720,234
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20	520	526,656
New Jersey Building Authority, Refunding RB, Series A:
5.00%, 06/15/21	2,325	2,383,544
5.00%, 06/15/22	3,005	3,155,821
New Jersey EDA, RB:
Series BBB, 5.00%, 06/15/21	945	968,795
Series DDD, 5.00%, 06/15/21	3,000	3,075,540
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/21	2,500	2,549,725
New Jersey-American Water Company, Inc. Project, Series A, 1.00%, 06/01/23	1,350	1,348,380
School Facilities Construction, 5.00%, 03/01/21(d)	155	159,794
School Facilities Construction, 5.00%, 03/01/21	400	407,088
School Facilities Construction, 5.50%, 09/01/21	2,395	2,445,271
School Facilities Construction, Series II, 5.00%, 03/01/22	1,310	1,366,448
School Facilities Construction, Series K (AMBAC), 5.25%, 12/15/20	700	709,324
School Facilities Construction, Series NN, 5.00%, 03/01/22	4,505	4,699,120
School Facilities Construction, Series NN, 5.00%, 03/01/23	1,945	2,077,279
Series XX, 5.00%, 06/15/21	2,390	2,450,180
Series XX, 5.00%, 06/15/23	2,620	2,817,129

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, Series A, 5.00%, 09/01/20	$1,650	$1,657,326
New Jersey Educational Facilities Authority, Refunding RB, Ramapo College, Series B, 5.00%, 07/01/21	890	922,334
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 5.00%, 07/01/21	100	103,976
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hospital Asset Transformation Program, 5.00%, 10/01/20	600	603,798
Hospital Asset Transformation Program, 5.00%, 10/01/21	2,500	2,576,975
RWJ Barnabas Health Obligation, Series A, 5.00%, 07/01/23	1,015	1,140,576
New Jersey Sports & Exposition Authority, Refunding RB, Series A, 5.00%, 09/01/21	1,235	1,264,270
New Jersey Transportation Trust Fund Authority, RB:
(AMBAC), 5.25%, 12/15/22	650	694,636
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	1,320	1,359,362
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/23	1,500	1,634,550
Transportation Program, Series AA, 5.00%, 06/15/22	500	525,095
Transportation System, Series B, 5.00%, 06/15/21	3,235	3,316,457
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.50%, 12/15/21	4,695	4,906,087
Series A, 5.50%, 12/15/22	1,155	1,241,151
Series B (NPFGC), 5.50%, 12/15/21	1,000	1,041,850
South Orange & Maplewood School District, GO, 2.00%, 08/15/23	1,075	1,116,355
State of Garden Preservation Trust, Refunding RB, Series A, 5.00%, 11/01/21	2,195	2,258,216
State of New Jersey, GO, 5.00%, 06/01/21	650	675,539
State of New Jersey, GO, Refunding, Series Q, 5.00%, 08/15/20	1,720	1,728,858
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/21	2,000	2,074,060
Township of Cranford New Jersey, GO, Refunding, 1.50%, 06/25/21	7,900	7,970,073
Township of Teaneck New Jersey, GO, 1.50%, 06/25/21	7,950	8,023,379
Township of Woolwich New Jersey, GO, Series A, 1.50%, 06/03/21	5,300	5,343,460

		98,631,120

New Mexico — 0.5%
Albuquerque Municipal School District No 12, GO, 5.00%, 08/01/21	1,675	1,758,348
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23	1,200	1,297,632

		3,055,980

New York — 11.7%
Adirondack Central School District, GO, 2.25%, 07/17/20	4,700	4,703,243
Carmel Central School District, GO, 1.50%, 06/17/21	8,500	8,579,900
County of Monroe New York, GO, Refunding(AGM), 4.00%, 06/01/23	775	848,672
County of Nassau New York, GO, Series C, 5.00%, 10/01/21	4,500	4,712,625
County of Suffolk New York, GO, Transportation:
Series I, 2.50%, 07/23/20	8,000	8,006,800
Series II, 2.50%, 08/20/20	4,500	4,511,835
East Islip Union Free School District, GO, Bond Anticipation Notes, 2.25%, 07/02/20	4,452	4,452,068

Security	Par (000)	Value

New York (continued)
New York City Municipal Water Finance Authority, Refunding RB, VRDN, Sub-Series A-1 (Mizuho Corporate Bank SBPA), 0.14%, 06/15/44(b)	$2,400	$2,400,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, VRDN, Future Tax Secured, Sub-Series D-3, 0.12%, 02/01/44(b)	1,900	1,900,000
Queensbury Union Free School District, GO, Refunding Series B, 1.50%, 07/29/21(a)	1,132	1,144,540
South Colonie Central School District, GO, 1.50%, 07/09/21(a)	2,300	2,322,080
South Jefferson Central School District, GO, Refunding, Bond Anticipation Notes, 2.25%, 07/09/20	5,875	5,876,880
State of New York Dormitory Authority, RB, Series B, 5.00%, 03/31/21	8,300	8,590,583
State of New York HFA, RB, S/F Housing, Green Bonds, Climate Bond Certified, Series A, 1.55%, 11/01/23	5,295	5,324,440
Warwick Valley Central School District, GO, Refunding Series A, 1.25%, 06/30/21(a)	5,590	5,641,720
Windsor Central School District, GO, Series B, 2.25%, 07/24/20	6,965	6,972,035

		75,987,421

North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Series A, 0.40%, 07/01/34(b)	10,000	9,909,160

Ohio — 3.5%
City of Berea, GO, Refunding, 2.00%, 03/11/21	2,500	2,525,400
City of Cleveland Ohio Airport System Revenue, Refunding RB:
Series A (AGM), 5.00%, 01/01/21	2,000	2,040,160
Series A (AMBAC), 5.25%, 01/01/21	7,000	7,144,830
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A:
5.00%, 08/01/20	605	606,833
Bon Secours Mercy Health, Inc., 5.00%, 12/01/21	600	631,482
Bon Secours Mercy Health, Inc., 5.00%, 12/01/22	800	870,080
Bon Secours Mercy Health, Inc., 5.00%, 12/01/23	1,100	1,232,297
5.00%, 08/01/21	1,840	1,914,354
5.00%, 08/01/23	300	333,015
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	788,408
Lancaster Port Authority, Refunding RB, Series A:
5.00%, 08/01/22	235	254,075
5.00%, 02/01/23	250	275,010
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series A, VRDN, 0.11%, 12/01/36(b)	4,000	4,000,000

		22,615,944

Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/20	1,000	1,005,900

Pennsylvania — 7.3%
Boyertown Area School District, GO, Refunding, 4.00%, 09/01/22	225	240,964
Boyertown Area School District, Refunding, GOL (BAM), 4.00%, 11/01/21	910	951,350
City of Philadelphia PA Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/22	1,000	1,099,330
City of Philadelphia Pennsylvania, GO, Refunding, Go, Refunding, Series A, 5.00%, 08/01/22	1,660	1,805,283
City of Williamsport Pennsylvania, GO, Refunding, (AGM), 5.00%, 07/01/21	365	381,440
Commonwealth Financing Authority, RB, Tobacco Master Settlement payment, 5.00%, 06/01/22	1,000	1,076,240

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth of Pennsylvania, GO, 2nd Series:
5.00%, 03/15/24	$1,585	$1,838,727
1st Series, 5.00%, 06/01/22	5,000	5,426,300
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 07/01/20	5,160	5,160,619
5.00%, 01/15/22	1,000	1,068,700
5.00%, 08/15/23	1,000	1,137,080
First Series, 5.00%, 07/01/21	1,700	1,776,228
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
5.00%, 04/01/23	2,000	2,215,840
5.00%, 04/01/24	2,400	2,741,112
County of Avon Grove School District Chester, GOL, 4.00%, 11/15/22	425	457,997
County of Centre Hospital Authority, Refunding RB, Mount Nittany Medical Centre Project, Series A, 5.00%, 11/15/21	400	422,772
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network:
5.00%, 07/01/22	1,385	1,497,905
5.00%, 07/01/23	700	784,049
DuBois Area School District, GO, Refunding Series B:
4.00%, 11/01/22	225	241,796
4.00%, 11/01/23	325	358,738
East Penn School District, Refunding, GOL, 4.00%, 08/01/21	1,030	1,067,296
Easton Area School District, GO, Refunding, Series A, 4.00%, 04/01/23	375	408,623
Geisinger Authority, Refunding RB, Geisinger Health System, 5.00%, 04/01/22	4,000	4,290,400
Muhlenberg School District, GO, Refunding(a):
4.00%, 05/15/23	525	573,746
4.00%, 05/15/24	200	224,228
Palmyra Area School District, GO, Refunding:
4.00%, 04/01/22	915	967,988
4.00%, 04/01/23	590	643,088
Pennsylvania Economic Development Financing Authority, RB:
UPMC, Series A-1, 5.00%, 04/15/22	545	583,951
UPMC, Series A-1, 5.00%, 04/15/24	575	657,415
Waste Management, Inc. Project, Series A, 2.15%, 11/01/21	1,500	1,523,220
Perkasie Regional Authority, Refunding RB, (BAM), 4.00%, 02/01/23	230	249,989
Pittsburgh Public Parking Authority, Refunding RB, System-Series A, 5.00%, 12/01/22	1,010	1,100,739
Pottstown School District, GO, Refunding, 4.00%, 06/01/23	385	419,230
School District of Philadelphia, GO, Series A:
5.00%, 09/01/22	1,150	1,250,211
5.00%, 09/01/23	1,250	1,406,813
Wilson Area School District, GO, Refunding:
4.00%, 03/15/22	285	301,094
4.00%, 03/15/23	900	979,713

		47,330,214

Rhode Island — 0.1%
Rhode Island Commerce Corp., Refunding RB, Rhode Island Department of Transportation, Series A, 5.00%, 06/15/23	800	884,584

South Carolina — 0.6%
College of Charleston, Refunding RB, Series A, 5.00%, 04/01/24	1,640	1,864,418

Security	Par (000)	Value

South Carolina (continued)
Lexington County Health Services District, Inc., Refunding RB, Lexmed Obligated Group:
5.00%, 11/01/20	$500	$506,870
5.00%, 11/01/21	250	263,670
South Carolina Jobs-Economic Development Authority, RB, VRDN, Brashier Charter LLC Project (Suntrust Bank LOC), 0.15%, 12/01/38(b)	1,010	1,010,000

		3,644,958

Tennessee — 0.2%
Jackson Energy Authority, Refunding RB, 5.00%, 12/01/20	1,000	1,019,120

Texas — 7.4%
City of Houston Texas, GO, Refunding, Series A, 5.00%, 03/01/21	3,500	3,604,755
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Methodist Hospital, Sub-Series C-1, 0.12%, 12/01/24(b)	4,300	4,300,000
Teco Project, 5.00%, 11/15/20	800	814,528
Teco Project, 5.00%, 11/15/21	725	773,524
County of Tarrant Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A, 5.00%, 07/01/22	1,815	1,945,626
Port of Arthur Navigation District Industrial Development Corp., RB, VRDN, Project(b):
Texas Industrial Development Corp., Total Petrochemicals & Refining USA, Inc., 0.26%, 03/01/42	3,000	3,000,000
Total Petrochemicals USA, Inc., 0.26%, 06/01/41	8,000	8,000,000
State of Texas, GO, VRDN, Series A(b):
(State Street Bank Trust LOC SBPA), 0.21%, 06/01/41	3,470	3,470,000
Veterans Bonds, 0.21%, 06/01/45	4,520	4,520,000
State of Texas, GOL(b):
VRDN, Veterans (State Street Bank Trust LOC SBPA), 0.21%, 06/01/43	3,690	3,690,000
VRDN, Veterans, Series B (State Street Bank Trust LOC SBPA), 0.21%, 12/01/42	6,055	6,055,000
State of Texas Transportation Commission Highway Fund, RB, VRDN, First Tier , Series B1, 0.14%, 04/01/32(b)	7,000	7,000,000
Texas A&M University, Refunding RB, Financing System, Series E, 5.00%, 05/15/21	1,200	1,248,348

		48,421,781

Utah — 0.6%
Central Utah Water Conservancy District, Refunding RB, Series B:
5.00%, 10/01/20	1,850	1,872,237
5.00%, 10/01/21	1,875	1,988,250

		3,860,487

Virginia — 0.1%
Lynchburg EDA, Refunding RB, Cental Health, Series A, 5.00%, 01/01/21	500	509,715

Washington — 2.0%
County of King Housing Authority, Refunding RB:
3.00%, 06/01/23	200	212,094
3.00%, 06/01/24	225	242,021
Grant County Public Utility District No. 2, Refunding RB, Electric System Revenue, 2.00%, 01/01/44(b)	9,000	9,023,490
State of Washington, RB, Senior 520 Corridor Program, 5.00%, 09/01/22	460	505,646
Tobacco Settlement Authority, Refunding RB, 5.00%, 06/01/22	2,500	2,691,750

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/21	$625	$655,150

		13,330,151

Wisconsin — 0.9%
Public Finance Authority, RB, VRDN, Wakemed, Series C (Barclays Bank PLC LOC), 0.14%, 10/01/49(b)	1,000	1,000,000
Public Finance Authority, Refunding RB, Retirement Housing Foundation, 5.00%, 11/15/20	425	427,643
University of Wisconsin Hospitals & Clinics, Refunding RB, VRDN, University of Wisconsin Hospitals & Clinics, 0.12%, 04/01/48(b)	3,900	3,900,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Alliance, 4.00%, 11/15/21	350	366,359

		5,694,002

Total Long-Term Investments — 95.6% (Cost — $617,724,543)		621,678,617

Security	Shares	Value

Short-Term Securities — 4.6%
BlackRock Liquidity Funds,
MuniCash, Institutional Class, 0.04%(e)(f)	29,731,321	$29,737,268

Total Short-Term Securities — 4.6% (Cost — $29,738,741)		29,737,268

Total Investments — 100.2% (Cost — $647,463,284)		651,415,885

Liabilities in Excess of Other Assets — (0.2)%		(1,543,253)

Net Assets — 100.0%		$649,872,632

(a)	When-issued security.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Annualized 7-day yield as of period end.

(f)

Investments in issuers considered to be an affiliate/affiliates of the fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 06/30/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	55,602	29,675,719	(b)	—	29,731,321	$29,737,268	$4,059	$(2,103)	$(1,473)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$621,678,617	$—	$621,678,617
Short-Term Securities	29,737,268	—	—	29,737,268

	$29,737,268	$621,678,617	$—	$651,415,885

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 0.8%

Education — 0.3%
American Museum of Natural History, 4.37%, 07/15/45	$1,000	$1,049,907
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	3,100	3,763,837

		4,813,744

Health Care Providers & Services — 0.2%
Northwell Healthcare, Inc., 4.26%, 11/01/47	2,500	2,734,559

Thrifts & Mortgage Finance — 0.3%
Community Preservation Corp., Series 2020, 2.87%, 02/01/30	5,863	5,606,490

Total Corporate Bonds — 0.8% (Cost — $13,139,970)		13,154,793

Municipal Bonds — 87.9%

New York — 78.8%

Corporate — 1.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(a)	455	469,692
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	1,350	1,432,256
5.00%, 07/01/28	1,520	1,608,130
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,093,700
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	9,365	12,638,161
New York Transportation Development Corp., ARB, Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/33	1,000	1,039,490
Niagara Area Development Corp., Refunding RB, Covanta Project(a):
Series A, AMT, 4.75%, 11/01/42	9,150	9,158,235
Series B, 3.50%, 11/01/24	1,000	963,280
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,692,615

		30,095,559

County/City/Special District/School District — 19.8%
Battery Park City Authority, Refunding RB, Series B:
5.00%, 11/01/39	6,600	8,595,576
5.00%, 11/01/40	8,500	11,045,920
City of New York, GO, Future Tax Secured Subordinate, Sub-Series E-1, 5.00%, 03/01/41	2,695	3,259,306
City of New York, GO, Refunding:
Series C, 5.00%, 08/01/34	500	582,250
Series E, 5.00%, 08/01/30	1,250	1,383,763
City of New York, GO:
Series A-1, 5.00%, 08/01/21(b)	400	420,472
Series B-1, 5.00%, 12/01/37	4,765	5,708,422
Series B-1, 5.00%, 10/01/39	8,045	9,670,573
Series D, Sub-Series D-1, 5.00%, 12/01/42	7,500	9,176,550
Series E-1, 5.00%, 03/01/44	2,140	2,571,659
Sub-Series A-1, 5.00%, 08/01/33	700	785,946
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	776,188
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,648,810
Sub-Series G-1, 5.00%, 04/01/29	750	806,198
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	5,000	1,471,000

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	$3,500	$3,795,785
5.00%, 11/15/40	14,785	16,035,515
5.00%, 11/15/45	8,490	9,208,763
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	5,000	2,588,150
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	686,610
(AMBAC), 5.00%, 01/01/39	1,850	1,852,091
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,455	1,460,645
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	700	702,688
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	1,000	1,001,950
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	790	790,395
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	250	250,620
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	1,000	1,000,920
City of New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	400	414,132
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,122,860
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	680	777,233
Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/41	3,000	3,449,700
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	5,000	5,879,150
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	7,100	8,638,925
Future Tax Secured Subordinate Bonds, Sub-Series A-1, 5.00%, 08/01/40	13,360	16,370,676
Future Tax Secured, Series A, Sub-Series E-1, 5.00%, 02/01/36	3,500	4,238,185
Series A-2, 5.00%, 08/01/38	490	593,076
Sub-Series E-1, 5.00%, 02/01/39	1,500	1,774,080
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Build America Bonds, 5.51%, 08/01/37	3,000	4,047,780
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	650	688,415
Multi-Modal Bonds, Sub-Series A-3, 5.25%, 08/01/37	10,000	12,598,600
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	520,025
City of Yonkers, GO, Refunding, Series A (BAM):
4.00%, 05/01/34	750	883,508
4.00%, 05/01/35	1,000	1,176,370
4.00%, 05/01/36	1,440	1,686,586
County of Monroe New York Industrial Development Corp., RB, Rochesters Scools Modernization Project:
5.00%, 05/01/33	2,885	3,547,223
5.00%, 05/01/34	2,375	2,899,922
County of Nassau New York, GO, General Improvement Bonds, Series B (AGM):
5.00%, 07/01/37	1,145	1,408,590
5.00%, 07/01/45	4,960	5,993,763
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/29	500	615,050
County of Nassau New York, GO, Series B, 5.00%, 04/01/35	3,600	4,322,340

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	$675	$697,680
5.75%, 02/15/47	4,110	4,233,917
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/35	5,000	6,015,700
5.00%, 02/15/36	2,000	2,400,040
5.00%, 02/15/37	3,500	4,190,060
5.00%, 02/15/39	2,500	2,972,350
5.00%, 02/15/42	27,495	32,245,311
4.00%, 02/15/44	1,000	1,096,310
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series B-1, 4.00%, 11/01/45	17,500	19,981,500
Subordinate, Series A-3, 4.00%, 05/01/43	10,000	11,389,700
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	12,015	12,435,405
4 World Trade Center Project, 5.00%, 11/15/31	1,860	1,963,639
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,575,810
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	425	446,543
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,085	3,271,612
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	1,720	1,831,422
Bank Of America Tower At One, 2.45%, 09/15/69	10,000	10,005,000
Bank Of America Tower At One, 2.63%, 09/15/69	15,070	15,100,893
Bank Of America Tower At One, 2.80%, 09/15/69	12,500	12,230,000
World Trade Center Project, 5.75%, 11/15/51	1,250	1,332,925
State of New York Dormitory Authority, RB, Haverstraw King’s Daughters Public Library, 5.00%, 07/01/26	1,015	1,059,924

		329,398,695

Education — 7.9%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	1,280	1,381,478
Daemen College Project, 5.00%, 10/01/48	975	1,039,291
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	305	308,300
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31	750	771,457
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	140	140,627
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48	2,025	2,039,479
New Dawn Charter Schools Project, 5.00%, 02/01/33	880	854,480
New Dawn Charter Schools Project, 5.63%, 02/01/39	1,285	1,288,534
New Dawn Charter Schools Project, 5.75%, 02/01/49	1,000	991,320
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	325	370,214
Ethical Culture Fieldston School Project, 5.00%, 06/01/30	385	441,368
Manhattan College Project, 5.00%, 08/01/33	275	313,951
Manhattan College Project, 5.00%, 08/01/35	1,000	1,132,660
Manhattan College Project, 5.00%, 08/01/47	1,860	2,107,101
The Chapin School Ltd. Project, 5.00%, 11/01/47	2,900	4,705,192
The Packer Collegiate Institute Project, 5.00%, 06/01/35	250	284,218

Security	Par (000)	Value

Education (continued)
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A:
5.00%, 07/01/32	$500	$584,060
5.00%, 07/01/37	885	1,027,060
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 08/01/28	2,690	3,099,418
Series B, 4.00%, 08/01/35	1,000	1,052,960
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 04/01/21(b)	1,000	1,042,920
Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 04/01/21(b)	620	643,721
The Charter School for Applied Technologies Project, Series A, 4.50%, 06/01/27	1,000	1,108,980
The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	600	660,984
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 05/01/34	130	140,910
5.00%, 05/01/39	165	175,126
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	900	1,063,746
5.00%, 07/01/48	1,355	1,565,919
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 07/01/42	1,980	2,313,828
County of Monroe New York Industrial Development Corp., Refunding RB:
Series A, 5.00%, 07/01/23(b)	1,000	1,140,260
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	240	273,662
University of Rochester Project, Series A, 5.00%, 07/01/32	300	365,799
University of Rochester Project, Series A, 5.00%, 07/01/33	350	424,865
University of Rochester Project, Series A, 5.00%, 07/01/34	350	422,615
University of Rochester Project, Series A, 5.00%, 07/01/35	800	961,760
University of Rochester Project, Series A, 5.00%, 07/01/36	1,000	1,198,390
University of Rochester Project, Series A, 5.00%, 07/01/37	500	597,395
University of Rochester Project, Series C, 5.05%, 07/01/28	1,000	1,234,470
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	377,183
5.00%, 07/01/42	220	227,350
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	541,530
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	516,895
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project, Series B, 4.43%, 07/01/56	1,500	1,741,440
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,094,260
5.00%, 07/01/44	2,000	2,179,760

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 07/01/30	$200	$214,636
5.00%, 07/01/31	200	212,858
5.00%, 07/01/32	440	465,370
5.00%, 07/01/35	155	161,336
5.00%, 07/01/36	100	103,709
5.00%, 07/01/41	215	220,397
5.00%, 07/01/46	300	304,131
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 4.00%, 07/01/44	2,060	2,313,277
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.00%, 05/01/21(b)	120	124,728
Fordham University, Series A, 5.25%, 07/01/21(b)	500	524,520
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	1,000	1,108,550
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/40	2,500	2,729,350
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 07/01/24	250	282,053
New Schools (AGM), 5.50%, 07/01/20(b)	1,000	1,000,000
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	500	770,915
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	230	315,312
State University Dormitory Facilities, Series A, 5.00%, 07/01/33	1,000	1,224,760
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	8,065	9,626,868
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	1,600	1,683,088
Touro College & University System, Series A, 5.50%, 01/01/44	2,000	2,125,300
Touro College and University System, 5.00%, 01/01/42	5,000	5,398,750
University of Rochester, Series A, 5.75%, 07/01/39	135	135,501
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/33	470	540,942
Barnard College, Series A, 5.00%, 07/01/43	1,000	1,135,510
Columbia University, Series B, 5.00%, 10/01/38	10,000	12,530,900
Culinary Institute of America, 5.00%, 07/01/42	300	302,478
Fordham University, 5.00%, 07/01/29	375	430,395
Fordham University, 5.00%, 07/01/30	300	343,725
Fordham University, 5.00%, 07/01/44	850	948,073
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	800	875,160
New York University, Series A, 5.00%, 07/01/22(b)	1,000	1,093,800
Pace University, Series A, 5.00%, 05/01/27	980	1,055,656
Pratt Institute, Series A, 5.00%, 07/01/44	1,000	1,110,720
Rockefeller University, Series C, 4.00%, 07/01/49	7,500	8,755,050
Skidmore College, Series A, 5.25%, 07/01/29	135	140,774
St. John’s University, Series A, 5.00%, 07/01/37	350	382,862
State University Dormitory Facilities, Series A, 5.00%, 07/01/22(b)	895	978,951
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(b)	5,240	6,014,000
State University Dormitory Facilities, Series A, 5.00%, 07/01/36	1,850	2,201,537
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	2,000	2,347,840
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,655	1,960,132

Security	Par (000)	Value

Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Taxable, Brooklyn Law School, Series B, 3.56%, 07/01/26	$1,000	$1,038,110
Taxable, Brooklyn Law School, Series B, 3.67%, 07/01/27	1,250	1,305,500
Taxable, Brooklyn Law School, Series B, 3.76%, 07/01/28	1,000	1,052,390
Taxable, Brooklyn Law School, Series B, 3.82%, 07/01/29	1,250	1,253,787
The Culinary Institute of America, 5.00%, 07/01/28	500	520,315
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	516,141
Adelphi University Project, 5.00%, 10/01/35	265	293,207
Hofstra University Project, 5.00%, 07/01/47	2,065	2,370,992
Troy Capital Resource Corp., Refunding RB, 5.00%, 08/01/32	1,000	1,130,650
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A:
4.00%, 10/15/29	200	196,772
5.00%, 10/15/39	580	585,777
5.00%, 10/15/49	460	452,129
5.00%, 10/15/54	200	193,960

		131,050,580

Health — 3.6%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	1,100	1,253,846
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,000	1,003,240
City of New York Industrial Development Agency, Refunding RB, Special Needs FAS Pool, Series A-1 (ACA), 4.38%, 07/01/20	155	154,992
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	548,460
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 10/01/20(b)	215	217,526
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 07/01/24(b)	750	887,910
Series B, 4.00%, 07/01/41	9,950	10,313,573
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/20(b)	300	300,000
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	360	361,184
5.00%, 12/01/32	580	581,821
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
5.00%, 12/01/29	660	792,040
5.00%, 12/01/46	4,800	5,509,536
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,050	1,079,116
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 07/01/21	150	149,997
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 07/01/21	460	461,472

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	$305	$337,348
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A:
4.25%, 07/01/44	1,595	1,503,925
5.00%, 07/01/44	1,145	1,162,839
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	942,833
Remarketing, Series A, 5.00%, 11/01/30	4,225	4,363,707
Series B, 6.00%, 11/01/20(b)	530	539,948
Series B, 6.00%, 11/01/30	85	86,010
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 01/01/23	250	252,723
Kendal On Hudson Project, 5.00%, 01/01/28	1,805	1,865,215
Kendal On Hudson Project, 5.00%, 01/01/34	875	884,634
Westchester Medical Center, 5.00%, 11/01/34	500	535,445
New York State Dormitory Authority, RB, Northwell Health Obligated Group, Series B-3, 5.00%, 05/01/48(d)	5,000	5,934,200
State of New York Dormitory Authority, RB, Orange Regional Medical Center(a):
5.00%, 12/01/40	1,300	1,435,876
5.00%, 12/01/45	1,700	1,860,871
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 5.00%, 07/01/32	365	422,940
Catholic Health System Obligation, 5.00%, 07/01/34	320	365,696
Catholic Health System Obligation, 5.00%, 07/01/35	350	397,436
Catholic Health System Obligation, 5.00%, 07/01/36	275	310,827
Catholic Health System Obligation, 4.00%, 07/01/40	325	334,292
Catholic Health System Obligation, 5.00%, 07/01/41	450	500,720
Catholic Health System Obligation, 4.00%, 07/01/45	810	819,922
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,657,930
Mount Sinai Hospital Series A, 4.25%, 07/01/20(b)	250	250,000
Mount Sinai Hospital, Series A, 5.00%, 07/01/20(b)	1,635	1,635,000
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	3,000	3,118,200
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	1,270	1,466,418
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,570	1,764,931
Orange Regional Medical Center, 5.00%, 12/01/27(a)	100	119,650
Orange Regional Medical Center, 5.00%, 12/01/28(a)	200	238,322

		59,722,571

Housing — 7.5%
City of New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	2,020	2,274,096

Security	Par (000)	Value

Housing (continued)
City of New York Housing Development Corp., RB (continued):
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	$5,160	$5,772,028
M/F Housing, Series B1, 5.25%, 07/01/30	500	565,390
M/F Housing, Series K, 3.85%, 11/01/38	4,000	4,317,480
M/F Housing, Series K, 4.00%, 11/01/48	4,000	4,293,960
Series C-2A, 2.35%, 07/01/22	7,500	7,569,000
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	3,021,995
City of New York Housing Development Corp., Refunding RB:
M/F Housing, 8 Spruce Street, Series 2014, Class F, 4.50%, 02/15/48	770	799,198
M/F Housing, Sustainable Neighborhood Bonds, 1.75%, 05/01/59(d)	11,000	11,109,780
M/F Housing, Sustainable Neighborhood Bonds, Series B-1B, 2.10%, 11/01/58(d)	3,655	3,715,710
Series D, 4.10%, 11/01/38	2,500	2,991,525
New York City Housing Development Corp., RB, M/F Housing, Sustainable Neighborhood Bonds:
Series A, 4.38%, 11/01/33	5,000	5,717,050
Series L, 2.75%, 05/01/50(d)	6,500	6,734,715
New York State Housing Finance Agency, RB:
Affordable Housing, Climate Bond, Series D (SONYMA), 2.05%, 05/01/23	5,250	5,278,875
M/F Housing, Affordable Housing Revenue, Series E (SONYMA), 2.13%, 11/01/23	2,500	2,530,475
M/F Housing, Green Bonds, Climate Bond Certified, Series B, 1.60%, 11/01/24	20,000	20,125,200
M/F Housing, Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 1.75%, 05/01/24	3,000	3,033,120
M/F, Climate Bond Certified (Fannie Mae & Freddie Mac) (SONYMA), 1.45%, 05/01/23	2,000	2,013,360
State of New York HFA, RB, M/F Housing:
Green Bond, Series B (SONYMA), 2.35%, 05/01/22	5,000	5,030,150
Division Street, Series A, AMT (SONYMA), 5.10%, 02/15/38	875	877,459
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,830	1,834,593
Kensico Terrace Apartments, Series A, AMT (SONYMA), 4.90%, 02/15/38	645	646,593
Series C (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 2.75%, 11/01/31	1,000	1,032,240
State of New York HFA, Refunding RB, Series C (Fannie Mae) (SONYMA), 3.85%, 11/01/39	4,425	4,837,277
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 3.25%, 10/01/28	5,000	5,174,750
State of New York Mortgage Agency, Refunding RB:
AMT, Series 209, 3.35%, 04/01/29	4,385	4,728,521
AMT, Series 218, 3.25%, 04/01/30	1,380	1,483,900
S/F Housing, Series 213, 4.10%, 10/01/38	4,300	4,830,964
Yonkers Industrial Development Corp., RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 04/01/37	585	586,860
Sacred Heart Association Project, 4.80%, 10/01/26	560	561,775
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,644,379

		125,132,418

State — 7.9%
City of New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 07/15/36	2,080	2,610,130
City Of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/40	4,000	4,645,240

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/45	$5,000	$6,183,650
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series 4-A, 5.25%, 07/15/35	9,165	11,537,818
New York City Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/38	2,250	2,768,400
Series S-1, 5.00%, 07/15/43	6,865	7,985,986
Series S-3, 5.00%, 07/15/37	3,015	3,716,862
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Sub-Series S-3A, 5.00%, 07/15/37	7,000	8,629,530
New York State Dormitory Authority, RB:
5.00%, 08/15/27(b)	5	6,528
5.00%, 02/15/43	3,495	4,218,884
Series A, 5.00%, 02/15/42	4,390	5,236,085
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/41	500	582,715
New York State Urban Development Corp., Refunding RB, Personal Income Tax, Series C, 5.00%, 03/15/39	5,000	6,065,400
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,630	2,001,722
Income Tax, Series A, 5.00%, 02/15/36	9,000	10,856,250
Personal Income Tax, Series G, 5.00%, 08/15/32	1,975	2,067,766
Sales Tax, Series A-Group C, 5.00%, 03/15/40	5,000	6,013,000
Sales Tax, Series A-Group C, 5.00%, 03/15/43	5,095	6,088,372
Series A, 5.00%, 02/15/38	5,000	5,998,000
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/40	5,645	6,989,808
Group 3, Series E, 5.00%, 03/15/41	3,615	4,466,947
Series A, 5.25%, 03/15/39	7,250	9,122,240
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/38	5,000	6,050,800
State of New York Urban Development Corp., Refunding RB, Bidding Group Bond, Series B, 2.77%, 03/15/31	7,945	8,459,041

		132,301,174

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	750	727,905
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	2,000	2,000,960
5.00%, 06/01/42	3,775	3,774,925
5.00%, 06/01/45	895	893,076
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	3,655	3,203,900
Tobacco Settlement Pass-Through Bonds, Series B, 5.00%, 06/01/28	90	101,030
Tobacco Settlement Pass-Through Bonds, Series B, 5.00%, 06/01/29	105	117,262
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	6,350	6,434,709
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,615	3,657,802
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	2,250	2,340,540
5.25%, 05/15/40	1,080	1,110,769
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,595	4,595,000

Security	Par (000)	Value

Tobacco (continued)
TSASC, Inc. New York, Refunding RB, Series A:
5.00%, 06/01/30	$775	$910,687
5.00%, 06/01/33	3,000	3,456,540
5.00%, 06/01/36	5,835	6,603,236
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	5,725	5,725,286
5.13%, 06/01/51	2,175	2,200,143

		47,853,770

Transportation — 17.0%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	320	369,472
Toll Bridge System, 5.00%, 01/01/42	955	1,117,751
City of New York Liberty Development Corp., ARB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.00%, 12/15/41	5,000	5,268,250
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/35	2,500	2,915,525
Green Bonds, Series A, 5.00%, 11/15/42	5,000	5,763,050
Series A, 5.00%, 11/15/21(b)	1,000	1,064,690
Series A-1, 5.25%, 11/15/23(b)	1,040	1,211,662
Series B, 5.25%, 11/15/33	1,000	1,077,990
Series B, 5.25%, 11/15/38	1,855	1,981,530
Series B, 5.25%, 11/15/39	5,795	6,183,613
Series B, 5.25%, 11/15/44	2,125	2,267,524
Series E, 5.00%, 11/15/38	2,350	2,469,850
Sub-Series B-1, 5.00%, 11/15/21(b)	460	489,757
Sub-Series B-4, 5.00%, 11/15/21(b)	300	319,407
Transportation, Sub-Series A-1, 5.00%, 11/15/40	1,645	1,762,256
Transportation, Sub-Series D-1, 5.00%, 11/15/39	4,250	4,523,615
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series A-2 (AGM), 5.00%, 11/15/44	15,000	17,665,200
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	13,500	15,550,785
Series A, 5.25%, 11/15/35	5,000	5,868,900
Series B, 5.00%, 11/15/35	1,750	1,912,627
Series B, 5.00%, 11/15/37	1,500	1,637,160
Series D, 5.00%, 11/15/35	2,500	2,780,250
Series F, 5.00%, 11/15/30	1,000	1,052,760
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	10,495,533
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/31	7,100	7,507,540
5.00%, 07/01/34	250	273,990
5.00%, 07/01/41	750	806,168
5.00%, 07/01/46	1,500	1,609,815
5.25%, 01/01/50	16,975	18,354,898
Niagara Falls Bridge Commission, RB, Toll Bridge System (AGM), 4.16%, 10/01/33	1,650	1,877,617
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	225	268,358
5.00%, 04/01/35	200	237,622
5.00%, 04/01/36	210	248,877
5.00%, 04/01/37	250	295,953
5.00%, 04/01/38	250	295,453
5.00%, 04/01/39	175	206,343

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Refunding RB, AMT, Buffalo Niagara International Airport:
5.00%, 04/01/33	$375	$449,186
5.00%, 04/01/32	400	481,416
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 200th Series, AMT, 5.00%, 09/01/35	1,945	2,417,343
Consolidated Bonds, 2nd Series, AMT, 5.00%, 10/15/36	3,000	3,555,270
Consolidated Bonds, AMT, 4.00%, 11/01/41	8,090	9,179,804
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,044,370
JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	350	354,837
JFK International Air Terminal LLC Projects, 5.50%, 12/01/31	7,025	7,131,077
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,027,300
Port Authority of New York & New Jersey, Refunding ARB:
195th Series, AMT, 5.00%, 04/01/36	4,430	5,213,578
Consolidated Bonds, 198th Series, 5.25%, 11/15/56	14,000	16,556,820
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	285	315,828
Consolidated, 193rd Series, AMT, 5.00%, 10/15/34	3,445	4,006,914
Consolidated, 197th Series, AMT, 5.00%, 11/15/41	1,250	1,456,350
Consolidated, 202th Series, AMT, 5.00%, 04/15/37	5,000	5,914,100
Consolidated, 206th Series, AMT, 5.00%, 11/15/37	1,525	1,819,538
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,121,040
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	2,000	2,245,500
Consolidated, 197th Series, 5.00%, 11/15/36	3,000	3,531,090
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	7,440	8,564,779
5.25%, 01/01/56	11,520	13,181,414
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/22(b)	940	1,006,403
General, Series J, 5.00%, 01/01/41	5,750	6,424,072
General, Series K, 5.00%, 01/01/29	5,000	5,833,150
General, Series K, 5.00%, 01/01/31	2,500	2,907,500
General, Series K, 5.00%, 01/01/32	1,500	1,739,625
Series L, 5.00%, 01/01/33	2,065	2,535,841
Series L, 5.00%, 01/01/34	910	1,112,730
Series L, 5.00%, 01/01/35	1,050	1,279,005
Subordinate, Series B, 4.00%, 01/01/38	10,650	12,241,536
Subordinate, Series B, 4.00%, 01/01/39	2,000	2,291,720
Subordinate, Series B, 4.00%, 01/01/41	4,900	5,580,806
Triborough Bridge & Tunnel Authority, RB, Series B-3, 5.00%, 11/15/33	500	590,235
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/50	1,000	1,137,910
General, Series B, 5.00%, 11/15/37	10,070	12,104,241
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	6,000	7,448,880
Series A, 5.00%, 01/01/22(b)	500	535,325

		283,068,324

Utilities — 10.4%
City of New York Municipal Water & Sewer System, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,969,985
City of New York Municipal Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series BB, 5.00%, 06/15/47	2,000	2,188,340
Series AA, 4.00%, 06/15/40	5,000	5,917,450

Security	Par (000)	Value

Utilities (continued)
City of New York Municipal Water & Sewer System, Refunding RB (continued):
Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	$1,000	$1,183,310
Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.00%, 06/15/37	2,735	3,385,711
Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series EE, 5.25%, 06/15/37	1,075	1,351,791
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	11,500	14,286,565
Series EE, 5.00%, 06/15/40	8,355	10,255,596
Subordinate, Series FF-2, 4.00%, 06/15/41	5,000	5,832,450
County of Suffolk New York, Refunding RB, Series A, 3.75%, 06/01/36	5,815	6,254,963
Long Island Power Authority, RB:
5.00%, 09/01/37	2,000	2,493,820
5.00%, 09/01/38	4,200	5,217,702
5.00%, 09/01/39	8,000	9,903,120
General, Electric Systems, 5.00%, 09/01/36	1,000	1,229,370
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	519,400
General, Electric Systems, Series B, 5.00%, 09/01/45	5,000	5,796,850
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	3,000	3,977,460
Series B, 1.65%, 09/01/49(d)	10,000	10,294,900
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	2,000	2,332,340
New York City Water & Sewer System, Refunding RB, Series DD-2, Block 5, 5.00%, 06/15/40	4,850	5,961,620
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/32	5,000	5,611,750
State of New York Energy Research & Development Authority, Refunding RB, Rochester Gas & Electric Corp., Series C, 2.63%, 04/01/34(d)	25,000	26,077,750
State of New York Environmental Facilities Corp., Refunding RB:
New York City Municipal Water Finance, Series A, 5.00%, 06/15/23	2,005	2,278,141
New York City Municipal Water Finance, Series A, 5.00%, 06/15/24	1,400	1,649,312
New York City Municipal Water Finance, Series A, 5.00%, 06/15/25	2,080	2,530,133
New York City Municipal Water Finance, Series A, 5.00%, 06/15/26	1,500	1,877,745
NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 06/15/31	1,000	1,042,580
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	1,000	1,040,680
Utility Debt Securitization Authority, Refunding RB, Restructuring:
New York Series E, 5.00%, 12/15/32	1,000	1,141,190
5.00%, 12/15/37	5,000	5,969,500
Series TE, 5.00%, 12/15/41	20,645	23,275,792

		173,847,316

Total Municipal Bonds in New York		1,312,470,407

Connecticut — 0.1%

State — 0.1%
Mashantucket Western Pequot Tribe, (6.35% Cash or 1.00% PIK), 7.35%, 07/01/26	17,378	2,867,414

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 0.9%

County/City/Special District/School District — 0.9%
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	$3,600	$3,614,796
Taxable Build America Bonds, 6.04%, 12/01/29	3,425	3,425,514
Taxable Build America Bonds, 6.14%, 12/01/39	6,150	5,995,758
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	1,645	1,637,235

Total Municipal Bonds in Illinois		14,673,303

Ohio — 0.6%

Tobacco — 0.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	9,915	10,411,444

Puerto Rico — 7.5%

County/City/Special District/School District — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-2, 4.33%, 07/01/40	182	183,174

State — 4.6%
Commonwealth of Puerto Rico, GO(e)(f):
Public Improvement, Series A, 5.25%, 07/01/22	440	297,939
Public Improvement, Series A, 5.25%, 07/01/26	150	101,570
Public Improvement, Series A, 5.13%, 07/01/31	1,560	1,056,329
Public Improvement, 5.25%, 07/01/17	205	125,266
Commonwealth of Puerto Rico, GO, Refunding(e)(f):
Public Improvement, 6.00%, 07/01/39	750	514,682
Public Improvements, Series A, 5.50%, 07/01/18	330	201,647
Public Improvement, Series A, 5.50%, 07/01/32	545	369,038
Public Improvement, Series A, 6.00%, 07/01/34	445	288,972
Public Improvement, Series A, 5.50%, 07/01/39	4,190	2,600,419
Public Improvement, Series A, 5.00%, 07/01/41	6,765	4,170,169
Public Improvement, Series A, 5.75%, 07/01/41	520	337,675
Public Improvement, Series C, 6.00%, 07/01/39	220	150,973
Series A, 8.00%, 07/01/35	13,150	7,888,172
Commonwealth of Puerto Rico, GO, Series B(e)(f):
5.38%, 07/01/33	475	321,639
6.00%, 07/01/38	1,885	1,293,566
Puerto Rico Public Buildings Authority, Refunding RB:
Government Facilities, Series F (GTD), 5.25%, 07/01/24(e)(f)	260	211,266
Series M, 10.00%, 07/01/34	490	411,600
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/29(c)	490	374,600
CAB, Series A-1, 0.00%, 07/01/31(c)	582	409,891
CAB, Series A-1, 0.00%, 07/01/33(c)	841	544,354
CAB, Series A-1, 0.00%, 07/01/46(c)	52,477	14,779,098
CAB, Series A-1, 0.00%, 07/01/51(c)	2,919	590,193
Series A-1, 4.75%, 07/01/53	12,721	13,067,520
Series A-1, 5.00%, 07/01/58	4,635	4,845,568
Series A-2, 4.33%, 07/01/40	10,872	10,920,815
Series A-2, 4.78%, 07/01/58	9,107	9,365,912
Series A-2, 4.54%, 07/01/53	49	49,703
Series B-1, 0.00%, 07/01/46(c)	2,677	753,495

		76,042,071

Security	Par (000)	Value

Utilities — 2.9%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	$205	$209,098
5.13%, 07/01/37	1,505	1,523,933
5.75%, 07/01/37	350	358,424
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B:
5.00%, 07/01/23	3,050	2,944,470
5.35%, 07/01/27	2,985	2,800,706
6.15%, 07/01/38	1,655	1,543,585
Puerto Rico Electric Power Authority, 1.00%, 01/01/21(d)(e)(f)	277	193,009
Puerto Rico Electric Power Authority, RB:
Series A, 5.00%, 07/01/29(e)(f)	1,860	1,293,862
Series A, 7.00%, 07/01/33(e)(f)	1,025	726,214
Series A, 6.75%, 07/01/36(e)(f)	3,560	2,522,264
Series A, 5.00%, 07/01/42(e)(f)	3,150	2,191,219
Series A, 7.00%, 07/01/43(e)(f)	410	290,485
Series A-3, 10.00%, 07/01/19(e)(f)	999	850,491
Series B-3, 10.00%, 07/01/19(e)(f)	999	850,491
Series C-1, 5.40%, 01/01/18(e)(f)	2,745	1,909,091
Series C-2, 5.40%, 07/01/18(e)(f)	2,745	1,909,400
Series C-4, 5.40%, 07/01/20(e)(f)	278	193,009
Series CCC, 5.25%, 07/01/26(e)(f)	770	535,631
Series CCC, 5.25%, 07/01/28(e)(f)	440	306,075
Series D, 7.50%, 07/01/20(e)(f)	762	539,878
Series TT, 5.00%, 07/01/25(e)(f)	210	146,081
Series TT, 5.00%, 07/01/26(e)(f)	565	393,028
Series TT, 5.00%, 07/01/32(e)(f)	470	326,944
Series WW, 5.50%, 07/01/19(e)(f)	610	417,404
Series WW, 5.38%, 07/01/22(e)(f)	605	420,853
Series WW, 5.38%, 07/01/24(e)(f)	385	267,816
Series WW, 5.25%, 07/01/33(e)(f)	420	292,162
Series WW, 5.50%, 07/01/38(e)(f)	520	361,725
Series WW, 5.50%, 07/01/49(e)(f)	535	366,084
Series WW, 5.50%, 07/01/49(e)(f)	435	297,657
Series XX, 5.25%, 07/01/27(e)(f)	285	198,253
Series XX, 5.25%, 07/01/35(e)(f)	185	128,691
Series XX, 5.75%, 07/01/36(e)(f)	260	180,862
Series XX, 5.25%, 07/01/40(e)(f)	5,345	3,718,116
Puerto Rico Electric Power Authority, Refunding RB:
Series AAA, 5.25%, 07/01/22(e)(f)	990	688,669
Series AAA, 5.25%, 07/01/23(e)(f)	2,670	1,857,319
Series AAA, 5.25%, 07/01/24(e)(f)	225	156,516
Series AAA, 5.25%, 07/01/28(e)(f)	5,655	3,933,759
Series AAA, 5.25%, 07/01/29(e)(f)	235	163,472
Series BBB, 5.40%, 07/01/28(e)(f)	1,240	862,575
Series UU, 1.00%, 07/01/19(d)(e)(f)	350	227,500
Series UU, 1.00%, 07/01/20(d)(e)(f)	1,475	855,249
Series UU, 0.90%, 07/01/31(e)(f)(g)	1,755	1,017,602
Series ZZ, 5.25%, 07/01/19(e)(f)	1,370	937,449
Series ZZ, 5.00%, 07/01/20(e)(f)	2,220	1,544,287
Series ZZ, 5.25%, 07/01/21(e)(f)	3,420	2,379,037
Series ZZ, 5.25%, 07/01/24(e)(f)	875	608,672
Series ZZ, 5.25%, 07/01/26(e)(f)	110	76,519
Series ZZ, 5.00%, 07/01/28(e)(f)	435	302,597
Series ZZ, 5.00%, 07/01/49(e)(f)	430	294,236
Taxable Build America Bonds, Series YY, 6.13%, 07/01/40(e)(f)	1,860	1,293,862

		48,406,331

Total Municipal Bonds in Puerto Rico		124,631,576

Total Municipal Bonds — 87.9% (Cost — $1,396,868,367)		1,465,054,144

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h) — 11.2%

New York — 11.2%

County/City/Special District/School District — 1.8%
City of New York, GO:
Series F-1, 5.00%, 04/01/39	$10,000	$12,162,698
Sub-Series 1-I, 5.00%, 03/01/32	991	1,135,487
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,711,170
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	3,855,520
City of New York Transitional Finance Authority, RB, Future Tax Secured,
Sub-Series D-1, 5.00%, 11/01/38	1,650	1,735,074
Sub-Series F-1, 5.00%, 05/01/38	3,448	4,153,561
Subordinate Bonds, Sub-Series B-1, 5.00%, 08/01/36	3,001	3,602,948
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/47(b)	1,393	1,437,868
5.75%, 02/15/47	857	884,533

		30,678,859

State — 4.4%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,160,755
4.00%, 10/15/32	1,440	1,609,373
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	5,000	6,313,150
General Purpose, Series C, 5.00%, 03/15/41	1,000	1,027,360
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	15,393	18,590,381
State Personal Income Tax, Series A, 5.00%, 02/15/34	10,000	12,137,299
State of New York Dormitory Authority, Refunding RB:
Bid Group 4, Series C, 5.00%, 03/15/39	9,000	11,052,450
Series A, 5.00%, 03/15/36(i)	1,995	2,409,781
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	1,499	1,662,522
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 03/15/37	8,740	9,789,499
5.00%, 03/15/45	6,004	7,007,871

		72,760,441

Transportation — 2.9%
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,423,896
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	6,859,956
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	991	1,112,635
Consolidated, Series 169th, AMT, 5.00%, 10/15/26	2,250	2,370,375
Series194th, 5.25%, 10/15/55	1,950	2,275,280
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,640,059
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/41	10,000	11,735,300
Series B, 5.00%, 11/15/38	9,000	10,803,060

		48,220,561

Security	Par (000)	Value

Utilities — 2.1%
City of New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2018, 5.00%, 06/15/38(i)	$7,504	$9,241,526
Water & Sewer System, Fiscal 2011, Series HH, 5.00%, 06/15/32	4,350	4,535,049
Water & Sewer System, Fiscal 2012, Series BB, 5.00%, 06/15/44	3,751	3,969,283
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/41	7,800	9,727,224
Series A, 5.00%, 12/15/34	5,000	6,063,200
Series B, 4.00%, 12/15/35	1,300	1,486,095

		35,022,377

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.2% (Cost — $174,313,401)		186,682,238

Total Long-Term Investments — 99.9% (Cost — $1,584,321,738)		1,664,891,175

	Shares

Short-Term Securities — 4.4%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.02%(j)(k)	72,755,940	72,755,940

Total Short-Term Securities — 4.4% (Cost — $72,752,431)		72,755,940

Total Investments — 104.3% (Cost — $1,657,074,169)		1,737,647,115

Other Assets Less Liabilities — 1.4%		22,898,303

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.7)%		(94,535,293)

Net Assets — 100.0%		$1,666,010,125

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 15, 2025 is $6,520,542.

(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund

(k)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, as follows:

Affiliated Issuer	Shares Held at 06/30/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	31,207,194	41,548,746	(b)	—	72,755,940	$72,755,940	$686,406	$(5,192)	$3,509

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	3,505	09/21/20	$487,797	$(2,815,605)
Long U.S. Treasury Bond	1,175	09/21/20	209,811	(3,835,638)

				$(6,651,243)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$6,651,243	$—	$6,651,243

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(100,405,249)	$—	$(100,405,249)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,152,457	$—	$2,152,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$410,899,107

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2020	BlackRock New York Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$1,664,891,175	$—	$1,664,891,175
Short-Term Securities	72,755,940	—	—	72,755,940

	$72,755,940	$1,664,891,175	$—	$1,737,647,115

Derivative Financial Instruments(a)
Liabilities:
Interest rate contracts	$(6,651,243)	$—	$—	$(6,651,243)

(a)	Derivative financial instruments are, futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, such Assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	$—	$(1,770,000)	$—	$(1,770,000)
TOB Trust Certificates	—	(92,616,206)	—	(92,616,206)

	$—	$(94,386,206)	$—	$(94,386,206)

See notes to financial statements

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

June 30, 2020

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$1,328,077,986	$10,838,501,871	$621,678,617	$1,664,891,175
Investments at value — affiliated(b)	93,924,405	2,578,972,237	29,737,268	72,755,940
Cash pledged for futures contracts	—	8,930,000	—	11,952,000
Receivables:
Investments sold	3,044,137	53,355,944	325,000	120,000
Capital shares sold	8,371,920	31,189,254	10,035,974	2,155,669
Dividends — affiliated	1,487	39,371	327	686
Interest — unaffiliated	13,973,855	107,929,851	4,721,536	17,402,492
Variation margin on futures contracts	—	820,434	—	1,098,479
Prepaid expenses	129,794	423,202	84,660	154,088

Total assets	1,447,523,584	13,620,162,164	666,583,382	1,770,530,529

LIABILITIES
Bank overdraft	—	44,177	—	5,925
Payables:
Investments purchased	17,960,736	60,568,050	13,260,441	1,507,965
Capital shares redeemed	2,800,057	31,818,147	2,897,233	6,364,368
Income dividend distributions	1,194,804	3,434,463	211,136	645,452
Interest expense and fees	183,761	60,993	—	149,087
Investment advisory fees	398,036	3,794,889	117,509	541,501
Directors’ and Officer’s fees	1,645	46,913	253	1,146
Other accrued expenses	291,227	1,913,896	179,689	455,775
Other affiliates	3,497	31,814	1,401	4,787
Reorganization costs	—	—	—	213,390
Recoupment of past waived fees	—	—	—	2,829
Service and distribution fees	127,865	973,419	43,088	241,973

Total accrued liabilities	22,961,628	102,686,761	16,710,750	10,134,198

OTHER LIABILITIES
Loan for TOB Trust Certificates	—	—	—	1,770,000
TOB Trust Certificates	102,623,815	126,900,000	—	92,616,206

Total other liabilities	102,623,815	126,900,000	—	94,386,206

Total liabilities	125,585,443	229,586,761	16,710,750	104,520,404

NET ASSETS	$1,321,938,141	$13,390,575,403	$649,872,632	$1,666,010,125

NET ASSETS CONSIST OF
Paid-in capital	$1,320,828,111	$12,970,792,638	$647,494,532	$1,734,670,765
Accumulated earnings (loss)	1,110,030	419,782,765	2,378,100	(68,660,640)

NET ASSETS	$1,321,938,141	$13,390,575,403	$649,872,632	$1,666,010,125

(a) Investments at cost — unaffiliated	$1,291,539,438	$10,274,252,962	$617,724,543	$1,584,321,738
(b) Investments at cost — affiliated	$93,920,686	$2,578,312,962	$29,738,741	$72,752,431

See notes to financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

June 30, 2020

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$757,745,754	$4,650,470,965	$418,337,936		$702,631,536

Shares outstanding, $0.10 par value	79,406,749	419,937,299	41,203,522		64,879,594

Net asset value	$9.54	$11.07	$10.15		$10.83

Shares authorized	350 Million	800 Million	150 million		Unlimited

Service
Net assets	$—	$3,494,347	$—		$—

Shares outstanding, $0.10 par value	—	315,786	—		—

Net asset value	$—	$11.07	$—		$—

Shares authorized	—	375 Million	$—	—

Investor A
Net assets	$422,269,557	$3,978,736,444	$199,842,414		$756,235,509

Shares outstanding, $0.10 par value	44,357,636	359,035,180	19,671,357		69,785,983

Net asset value	$9.52	$11.08	$10.16		$10.84

Shares authorized	100 million	800 Million	150 Million		Unlimited

Investor A1
Net assets	$—	$—	$14,171,988		$91,458,182

Shares outstanding, $0.10 par value	—	—	1,394,750		8,440,338

Net asset value	$—	$—	$10.16		$10.84

Shares authorized	—	—	150 Million		Unlimited

Investor C
Net assets	$58,114,321	$232,883,691	$10,372,763		$111,587,955

Shares outstanding, $0.10 par value	6,087,584	21,012,321	1,048,772		10,301,723

Net asset value	$9.55	$11.08	$9.89		$10.83

Shares authorized	100 million	375 Million	150 Million		Unlimited

Class K
Net assets	$83,808,509	$4,524,989,956	$7,147,531		$4,096,943

Shares outstanding, $0.10 par value	8,783,543	408,435,245	704,051		378,280

Net asset value	$9.54	$11.08	$10.15		$10.83

Shares authorized	2 billion	1.35 Billion	150 million		Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

Year Ended June 30, 2020

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$540,948	$14,162,139	$4,059	$686,406
Dividends — unaffiliated	413,095	858,098	—	22,765
Interest — unaffiliated	56,137,525	341,902,170	9,340,325	54,019,309
Other income	316	25,909	3,254	—

Total investment income	57,091,884	356,948,316	9,347,638	54,728,480

EXPENSES
Investment advisory	6,076,514	48,174,759	1,514,171	8,064,545
Service and distribution — class specific	1,641,553	11,746,342	453,623	3,184,229
Transfer agent — class specific	529,979	7,436,297	418,967	866,875
Registration	197,200	889,943	110,559	134,442
Accounting services	193,806	1,206,489	100,277	233,006
Professional	156,341	165,987	65,067	156,992
Printing	30,839	97,975	30,597	62,930
Custodian	20,800	146,409	8,536	23,871
Directors and Officer	18,872	151,510	7,625	24,525
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	6,476
Miscellaneous	79,680	258,286	31,921	77,004

Total expenses excluding interest expense and fees	8,945,584	70,273,997	2,741,343	12,834,895
Interest expense and fees(a)	1,426,078	5,136,945	—	1,532,376

Total expenses	10,371,662	75,410,942	2,741,343	14,367,271
Less:
Fees waived and/or reimbursed by the Manager	(340,960)	(3,599,206)	(262,558)	(836,246)
Transfer agent fees waived and/or reimbursed	(12,847)	(3,272,381)	(173,426)	(25,399)

Total expenses after fees waived and/or reimbursed	10,017,855	68,539,355	2,305,359	13,505,626

Net investment income	47,074,029	288,408,961	7,042,279	41,222,854

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(13,438,244)	(187,768,230)	—	(100,405,249)
Investments — affiliated	8,662	9,558,827	(2,103)	(5,192)
Investments — unaffiliated	(15,766,921)	27,151,041	(39,397)	(6,144,342)

	(29,196,503)	(151,058,362)	(41,500)	(106,554,783)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,146,527	17,898,763	—	2,152,457
Investments — affiliated	3,828	684,692	(1,473)	3,509
Investments — unaffiliated	(34,831,323)	123,139,575	643,145	(3,732,633)

	(33,680,968)	141,723,030	641,672	(1,576,667)

Net realized and unrealized gain (loss)	(62,877,471)	(9,335,332)	600,172	(108,131,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,803,442)	$279,073,629	$7,642,451	$(66,908,596)

(a)	Related to TOB Trusts.

See notes to financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund		BlackRock National Municipal Fund
	Year Ended June 30,		Year Ended June 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,074,029	$37,834,284	$288,408,961	$287,564,074
Net realized gain (loss)	(29,196,503)	(1,831,449)	(151,058,362)	15,128,205
Net change in unrealized appreciation (depreciation)	(33,680,968)	36,722,189	141,723,030	252,502,699

Net increase (decrease) in net assets resulting from operations	(15,803,442)	72,725,024	279,073,629	555,194,978

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(28,738,136)	(24,887,973)	(109,372,132)	(104,760,559)
Service	—	—	(77,353)	(77,168)
Investor A	(14,007,682)	(9,964,530)	(82,685,594)	(75,842,742)
Investor C	(1,686,708)	(1,811,155)	(3,773,946)	(5,989,952)
Investor C1	—	—	(8,855)	(91,053)
Class K	(2,506,737)	(1,062,054)	(106,062,753)	(100,550,818)

Decrease in net assets resulting from distributions to shareholders	(46,939,263)	(37,725,712)	(301,980,633)	(287,312,292)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	145,068,604	362,627,319	2,110,970,443	1,923,084,647

NET ASSETS
Total increase in net assets	82,325,899	397,626,631	2,088,063,439	2,190,967,333
Beginning of year	1,239,612,242	841,985,611	11,302,511,964	9,111,544,631

End of year	$1,321,938,141	$1,239,612,242	$13,390,575,403	$11,302,511,964

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	BlackRock Short-Term Municipal Fund		BlackRock New York Municipal Opportunities Fund
	Year Ended June 30,		Year Ended June 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,042,279	$7,521,062	$41,222,854	$34,382,771
Net realized loss	(41,500)	(380,362)	(106,554,783)	(31,842,140)
Net change in unrealized appreciation (depreciation)	641,672	4,184,574	(1,576,667)	58,674,006

Net increase (decrease) in net assets resulting from operations	7,642,451	11,325,274	(66,908,596)	61,214,637

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,199,554)	(5,824,213)	(19,989,098)	(23,408,799)
Investor A	(1,511,259)	(1,210,653)	(16,753,072)	(17,218,601)
Investor A1	(202,016)	(244,865)	(2,387,660)	(4,269,479)
Investor C	(58,742)	(101,735)	(1,869,511)	(3,273,586)
Investor C1	—	—	(577)	(7,344)
Class K	(102,105)	(125,501)	(185,363)	(137,905)

Decrease in net assets resulting from distributions to shareholders	(7,073,676)	(7,506,967)	(41,185,281)	(48,315,714)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	150,668,719	31,896,379	204,240,421	529,012,126

NET ASSETS
Total increase in net assets	151,237,494	35,714,686	96,146,544	541,911,049
Beginning of year	498,635,138	462,920,452	1,569,863,581	1,027,952,532

End of year	$649,872,632	$498,635,138	$1,666,010,125	$1,569,863,581

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.89	$9.59	$9.54	$9.99	$9.28

Net investment income(a)	0.36	0.39	0.40	0.41	0.40
Net realized and unrealized gain (loss)	(0.35)	0.30	0.05	(0.46)	0.72

Net increase (decrease) from investment operations	0.01	0.69	0.45	(0.05)	1.12

Distributions from net investment income(b)	(0.36)	(0.39)	(0.40)	(0.40)	(0.41)

Net asset value, end of year	$9.54	$9.89	$9.59	$9.54	$9.99

Total Return(c)
Based on net asset value	0.10%	7.36%	4.78%	(0.38)%	12.32%

Ratios to Average Net Assets(d)
Total expenses	0.66%	0.71%	0.70%	0.71%	0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%	0.68%	0.68%	0.66%	0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.53%	0.52%	0.54%	0.57%	0.65%

Net investment income	3.71%	4.03%	4.14%	4.24%	4.23%

Supplemental Data
Net assets, end of year (000)	$757,746	$780,811	$549,217	$516,247	$554,336

Borrowings outstanding, end of year (000)	$102,624	$75,301	$61,022	$60,043	$46,657

Portfolio turnover rate	31%	14%	25%	36%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.87	$9.56	$9.52	$9.97	$9.26

Net investment income(a)	0.34	0.36	0.37	0.38	0.38
Net realized and unrealized gain (loss)	(0.35)	0.31	0.04	(0.45)	0.71

Net increase (decrease) from investment operations	(0.01)	0.67	0.41	(0.07)	1.09

Distributions from net investment income(b)	(0.34)	(0.36)	(0.37)	(0.38)	(0.38)

Net asset value, end of year	$9.52	$9.87	$9.56	$9.52	$9.97

Total Return(c)
Based on net asset value	(0.16)%	7.21%	4.40%	(0.63)%	12.05%

Ratios to Average Net Assets(d)
Total expenses	0.92%	0.98%	0.96%	0.94%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%	0.95%	0.94%	0.91%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.78%	0.79%	0.80%	0.82%	0.90%

Net investment income	3.46%	3.76%	3.88%	4.00%	3.99%

Supplemental Data
Net assets, end of year (000)	$422,270	$345,255	$220,992	$201,212	$228,140

Borrowings outstanding, end of year (000)	$102,624	$75,301	$61,022	$60,043	$46,657

Portfolio turnover rate	31%	14%	25%	36%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.89	$9.59	$9.55	$9.99	$9.28

Net investment income(a)	0.26	0.29	0.30	0.31	0.31
Net realized and unrealized gain (loss)	(0.34)	0.30	0.04	(0.44)	0.71

Net increase (decrease) from investment operations	(0.08)	0.59	0.34	(0.13)	1.02

Distributions from net investment income(b)	(0.26)	(0.29)	(0.30)	(0.31)	(0.31)

Net asset value, end of year	$9.55	$9.89	$9.59	$9.55	$9.99

Total Return(c)
Based on net asset value	(0.80)%	6.28%	3.62%	(1.26)%	11.20%

Ratios to Average Net Assets(d)
Total expenses	1.69%	1.74%	1.73%	1.70%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%	1.70%	1.69%	1.66%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	1.54%	1.54%	1.56%	1.57%	1.66%

Net investment income	2.70%	3.02%	3.13%	3.25%	3.23%

Supplemental Data
Net assets, end of year (000)	$58,114	$64,484	$60,065	$63,314	$71,527

Borrowings outstanding, end of year (000)	$102,624	$75,301	$61,022	$60,043	$46,657

Portfolio turnover rate	31%	14%	25%	36%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K

	Year Ended June 30,		Period from 01/25/18 (a) to 06/30/18
	2020	2019

Net asset value, beginning of period	$9.89	$9.59	$9.62

Net investment income(b)	0.36	0.39	0.18
Net realized and unrealized gain (loss)	(0.34)	0.30	(0.04)

Net increase (decrease) from investment operations	0.02	0.69	0.14

Distributions from net investment income(c)	(0.37)	(0.39)	(0.17)

Net asset value, end of period	$9.54	$9.89	$9.59

Total Return(d)
Based on net asset value	0.14%	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64%	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.49%	0.49%	0.49	%(g)

Net investment income	3.77%	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of year (000)	$83,809	$49,062	$11,712

Borrowings outstanding, end of period (000)	$102,624	$75,301	$61,022

Portfolio turnover rate	31%	14%	25%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 06/30/20	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional

	Year Ended June 30,
	2020		2019		2018	2017		2016

Net asset value, beginning of year	$11.06		$10.79		$10.88	$11.22		$10.86

Net investment income(a)	0.26		0.33		0.33	0.34		0.34
Net realized and unrealized gain (loss)	0.02		0.27		(0.09)	(0.34)		0.36

Net increase from investment operations	0.28		0.60		0.24	0.00		0.70

Distributions(b)
From net investment income	(0.26)		(0.33)		(0.33)	(0.34)		(0.34)
From net realized gain	(0.01)		—		—	—		—

Total distributions	(0.27)		(0.33)		(0.33)	(0.34)		(0.34)

Net asset value, end of year	$11.07		$11.06		$10.79	$10.88		$11.22

Total Return(c)
Based on net asset value	2.62%		5.68%		2.23%	0.09%		6.68%

Ratios to Average Net Assets(d)
Total expenses	0.53%		0.53%		0.52%	0.57%		0.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.47%		0.48%		0.44%	0.49%		0.58%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.43	%(e)	0.43	%(e)	0.44%	0.48	%(e)	0.57	%(e)

Net investment income	2.39%		3.04%		3.04%	3.15%		3.10%

Supplemental Data
Net assets, end of year (000)	$4,650,471		$4,063,258		$3,028,849	$3,225,595		$3,326,972

Borrowings outstanding, end of year (000)	$126,900		$324,360		$—	$—		$—

Portfolio turnover rate	75%		77%		51%	83%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service

	Year Ended June 30,
	2020		2019		2018	2017		2016

Net asset value, beginning of year	$11.06		$10.78		$10.87	$11.21		$10.85

Net investment income(a)	0.25		0.31		0.31	0.33		0.34
Net realized and unrealized gain (loss)	0.01		0.27		(0.10)	(0.35)		0.34

Net increase (decrease) from investment operations	0.26		0.58		0.21	(0.02)		0.68

Distributions(b)
From net investment income	(0.24)		(0.30)		(0.30)	(0.32)		(0.32)
From net realized gain	(0.01)		—		—	—		—

Total distributions	(0.25)		(0.30)		(0.30)	(0.32)		(0.32)

Net asset value, end of year	$11.07		$11.06		$10.78	$10.87		$11.21

Total Return(c)
Based on net asset value	2.37%		5.51%		1.99%	(0.14)%		6.47%

Ratios to Average Net Assets(d)
Total expenses	0.74%		0.76%		0.71%	0.76%		0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%		0.73%		0.67%	0.71%		0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.67	%(e)	0.68	%(e)	0.67%	0.71	%(e)	0.77	%(e)

Net investment income	2.25%		2.90%		2.90%	3.04%		3.06%

Supplemental Data
Net assets, end of year (000)	$3,494		$3,318		$2,407	$3,150		$2,505

Borrowings outstanding, end of year (000)	$126,900		$324,360		$—	$—		$—

Portfolio turnover rate	75%		77%		51%	83%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2020		2019		2018	2017		2016

Net asset value, beginning of year	$11.07		$10.80		$10.88	$11.23		$10.87

Net investment income(a)	0.24		0.30		0.30	0.32		0.33
Net realized and unrealized gain (loss)	0.02		0.27		(0.08)	(0.35)		0.36

Net increase (decrease) from investment operations	0.26		0.57		0.22	(0.03)		0.69

Distributions(b)
From net investment income	(0.24)		(0.30)		(0.30)	(0.32)		(0.33)
From net realized gain	(0.01)		—		—	—		—

Total distributions	(0.25)		(0.30)		(0.30)	(0.32)		(0.33)

Net asset value, end of year	$11.08		$11.07		$10.80	$10.88		$11.23

Total Return(c)
Based on net asset value	2.36%		5.41%		2.07%	(0.22)%		6.42%

Ratios to Average Net Assets(d)
Total expenses	0.80%		0.82%		0.77%	0.81%		0.85%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72%		0.73%		0.69%	0.70%		0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.68	%(e)	0.68	%(e)	0.69%	0.70	%(e)	0.72	%(e)

Net investment income	2.13%		2.79%		2.79%	2.93%		2.97%

Supplemental Data
Net assets, end of year (000)	$3,978,736		$3,227,894		$2,730,622	$2,342,752		$2,669,101

Borrowings outstanding, end of year (000)	$126,900		$324,360		$—	$—		$—

Portfolio turnover rate	75%		77%		51%	83%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%

(e) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2020		2019		2018	2017		2016

Net asset value, beginning of year	$11.07		$10.80		$10.88	$11.23		$10.87

Net investment income(a)	0.15		0.22		0.22	0.24		0.24
Net realized and unrealized gain (loss)	0.02		0.27		(0.08)	(0.35)		0.36

Net increase (decrease) from investment operations	0.17		0.49		0.14	(0.11)		0.60

Distributions(b)
From net investment income	(0.15)		(0.22)		(0.22)	(0.24)		(0.24)
From net realized gain	(0.01)		—		—	—		—

Total distributions	(0.16)		(0.22)		(0.22)	(0.24)		(0.24)

Net asset value, end of year	$11.08		$11.07		$10.80	$10.88		$11.23

Total Return(c)
Based on net asset value	1.60%		4.63%		1.31%	(0.96)%		5.63%

Ratios to Average Net Assets(d)
Total expenses	1.51%		1.51%		1.47%	1.51%		1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.47%		1.48%		1.43%	1.45%		1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.43	%(e)	1.43	%(e)	1.43%	1.44	%(e)	1.47	%(e)

Net investment income	1.39%		2.06%		2.04%	2.19%		2.22%

Supplemental Data
Net assets, end of year (000)	$232,884		$270,445		$327,384	$382,703		$467,928

Borrowings outstanding, end of year (000)	$126,900		$324,360		$—	$—		$—

Portfolio turnover rate	75%		77%		51%	83%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K

	Year Ended June 30,
	2020		2019		2018	2017		2016

Net asset value, beginning of year	$11.07		$10.79		$10.88	$11.22		$10.87

Net investment income(a)	0.27		0.33		0.33	0.35		0.36
Net realized and unrealized gain (loss)	0.02		0.28		(0.09)	(0.34)		0.35

Net increase from investment operations	0.29		0.61		0.24	0.01		0.71

Distributions(b)
From net investment income	(0.27)		(0.33)		(0.33)	(0.35)		(0.36)
From net realized gain	(0.01)		—		—	—		—

Total distributions	(0.28)		(0.33)		(0.33)	(0.35)		(0.36)

Net asset value, end of year	$11.08		$11.07		$10.79	$10.88		$11.22

Total Return(c)
Based on net asset value	2.67%		5.82%		2.28%	0.15%		6.70%

Ratios to Average Net Assets(d)
Total expenses	0.46%		0.46%		0.44%	0.48%		0.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.42%		0.43%		0.39%	0.41%		0.48%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs	0.38	%(e)	0.38	%(e)	0.39%	0.40	%(e)	0.46	%(e)

Net investment income	2.43%		3.09%		3.09%	3.24%		3.24%

Supplemental Data
Net assets, end of year (000)	$4,524,990		$3,736,686		$3,012,495	$1,847,397		$332,000

Borrowings outstanding, end of year (000)	$126,900		$324,360		$—	$—		$—

Portfolio turnover rate	75%		77%		51%	83%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$10.15	$10.08	$10.12	$10.18		$10.11

Net investment income(a)	0.15	0.16	0.11	0.07		0.05
Net realized and unrealized gain (loss)	—	0.07	(0.04)	(0.06)		0.07

Net increase from investment operations	0.15	0.23	0.07	0.01		0.12

Distributions(b)
From net investment income	(0.15)	(0.16)	(0.11)	(0.07)		(0.05)
From net realized gain	—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.15)	(0.16)	(0.11)	(0.07)		(0.05)

Net asset value, end of year	$10.15	$10.15	$10.08	$10.12		$10.18

Total Return(d)
Based on net asset value	1.47%	2.32%	0.71%	0.10%		1.15%

Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.49%	0.52%		0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36%	0.36%	0.36%	0.37%		0.40%

Net investment income	1.46%	1.61%	1.12%	0.66%		0.48%

Supplemental Data
Net assets, end of year (000)	$418,338	$350,720	$360,543	$357,427		$454,165

Portfolio turnover rate	94%	129%	153%	88%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$10.15	$10.08	$10.13	$10.18		$10.12

Net investment income(a)	0.12	0.14	0.09	0.04		0.02
Net realized and unrealized gain (loss)	0.01	0.07	(0.05)	(0.05)		0.06

Net increase (decrease) from investment operations	0.13	0.21	0.04	(0.01)		0.08

Distributions(b)
From net investment income	(0.12)	(0.14)	(0.09)	(0.04)		(0.02)
From net realized gain	—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.12)	(0.14)	(0.09)	(0.04)		(0.02)

Net asset value, end of year	$10.16	$10.15	$10.08	$10.13		$10.18

Total Return(d)
Based on net asset value	1.32%	2.08%	0.37%	(0.06)%		0.76%

Ratios to Average Net Assets
Total expenses	0.65%	0.67%	0.68%	0.72%		0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%	0.60%	0.60%	0.63%		0.69%

Net investment income	1.19%	1.39%	0.85%	0.40%		0.19%

Supplemental Data
Net assets, end of year (000)	$199,842	$109,462	$61,444	$67,193		$78,879

Portfolio turnover rate	94%	129%	153%	88%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$10.16	$10.08	$10.13	$10.19		$10.12

Net investment income(a)	0.13	0.15	0.10	0.06		0.04
Net realized and unrealized gain (loss)	0.01	0.08	(0.05)	(0.06)		0.06

Net increase from investment operations	0.14	0.23	0.05	0.00		0.10

Distributions(b)
From net investment income	(0.14)	(0.15)	(0.10)	(0.06)		(0.03)
From net realized gain	—	—	—	(0.00	)(c)	(0.00	)(c)

Total dividends and distributions	(0.14)	(0.15)	(0.10)	(0.06)		(0.03)

Net asset value, end of year	$10.16	$10.16	$10.08	$10.13		$10.19

Total Return(d)
Based on net asset value	1.37%	2.32%	0.51%	(0.01)%		1.03%

Ratios to Average Net Assets
Total expenses	0.51%	0.53%	0.55%	0.56%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.46%	0.46%	0.46%	0.48%		0.52%

Net investment income	1.33%	1.47%	0.98%	0.54%		0.36%

Supplemental Data
Net assets, end of year (000)	$14,172	$15,570	$17,389	$19,724		$25,203

Portfolio turnover rate	94%	129%	153%	88%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$9.89	$9.82	$9.86	$9.96		$9.95

Net investment income (loss)(a)	0.03	0.05	—	(0.04)		(0.06)
Net realized and unrealized gain (loss)	0.02	0.08	(0.03)	(0.06)		0.07

Net increase (decrease) from investment operations	0.05	0.13	(0.03)	(0.10)		0.01

Distributions(b)
From net investment income	(0.05)	(0.06)	(0.01)	—		—
From net realized gain	—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.05)	(0.06)	(0.01)	—		—

Net asset value, end of year	$9.89	$9.89	$9.82	$9.86		$9.96

Total Return(d)
Based on net asset value	0.46%	1.33%	(0.26)%	(0.96)%		0.11%

Ratios to Average Net Assets
Total expenses	1.43%	1.45%	1.46%	1.48%		1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.36%	1.36%	1.39%		1.48%

Net investment income (loss)	0.34%	0.52%	0.01%	(0.41)%		(0.60)%

Supplemental Data
Net assets, end of year (000)	$10,373	$15,434	$16,825	$22,859		$31,251

Portfolio turnover rate	94%	129%	153%	88%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K

	Year Ended June 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$10.15	$10.08	$10.12	$10.18		$10.11

Net investment income(a)	0.12	0.14	0.08	0.00	(b)	0.05
Net realized and unrealized gain	0.03	0.10	—	0.01		0.06

Net increase from investment operations	0.15	0.24	0.08	0.01		0.11

Distributions(c)
From net investment income	(0.15)	(0.17)	(0.12)	(0.07)		(0.04)
From net realized gain	—	—	—	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.15)	(0.17)	(0.12)	(0.07)		(0.04)

Net asset value, end of year	$10.15	$10.15	$10.08	$10.12		$10.18

Total Return(e)
Based on net asset value	1.52%	2.37%	0.76%	0.13%		1.13%

Ratios to Average Net Assets
Total expenses	0.37%	0.38%	0.38%	0.43%		0.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.31%	0.31%	0.31%	0.34%		0.42%

Net investment income	1.23%	1.43%	0.75%	0.02%		0.45%

Supplemental Data
Net assets, end of year (000)	$7,148	$7,450	$6,719	$3,238		$3,279

Portfolio turnover rate	94%	129%	153%	88%		67%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.38	$11.31	$11.21	$11.58	$10.90

Net investment income(a)	0.28	0.33	0.33	0.35	0.36
Net realized and unrealized gain (loss)	(0.55)	0.22	0.10	(0.37)	0.69

Net increase (decrease) from investment operations	(0.27)	0.55	0.43	(0.02)	1.05

Distributions(b)
From net investment income	(0.28)	(0.36)	(0.33)	(0.35)	(0.37)
From net realized gain	—	(0.12)	—	—	—

Total distributions	(0.28)	(0.48)	(0.33)	(0.35)	(0.37)

Net asset value, end of year	$10.83	$11.38	$11.31	$11.21	$11.58

Total Return(c)
Based on net asset value	(2.41)%	4.96%	3.93%	(0.09)%	9.80%

Ratios to Average Net Assets(d)
Total expenses	0.63%	0.71%	0.74%	0.75%	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58%	0.65%	0.63%	0.63%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	0.50%	0.50%	0.50%	0.52%	0.65%

Net investment income	2.52%	2.99%	2.96%	3.17%	3.26%

Supplemental Data
Net assets, end of year (000)	$702,632	$733,534	$455,378	$266,540	$186,378

Borrowings outstanding, end of year (000)	$94,386	$88,529	$67,389	$60,785	$49,774

Portfolio turnover rate	43%	43%	43%	34%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	0.01%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A

	Year Ended June 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$11.39		$11.31	$11.21	$11.58	$10.91

Net investment income(a)	0.25		0.31	0.31	0.33	0.33
Net realized and unrealized gain (loss)	(0.55)		0.22	0.10	(0.38)	0.68

Net increase (decrease) from investment operations	(0.30)		0.53	0.41	(0.05)	1.01

Distributions(b)
From net investment income	(0.25)		(0.33)	(0.31)	(0.32)	(0.34)
From net realized gain	—		(0.12)	—	—	—

Total distributions	(0.25)		(0.45)	(0.31)	(0.32)	(0.34)

Net asset value, end of year	$10.84		$11.39	$11.31	$11.21	$11.58

Total Return(c)
Based on net asset value	(2.65)%		4.79%	3.67%	(0.34)%	9.53%

Ratios to Average Net Assets(d)
Total expenses	0.88	%(e)	0.97%	0.96%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%		0.90%	0.88%	0.88%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(f)	0.75%		0.75%	0.75%	0.77%	0.89%

Net investment income	2.27%		2.73%	2.71%	2.92%	3.01%

Supplemental Data
Net assets, end of year (000)	$756,236		$609,557	$362,961	$260,308	$213,000

Borrowings outstanding, end of year (000)	$94,386		$88,529	$67,389	$60,785	$49,774

Portfolio turnover rate	43%		43%	43%	34%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	0.01%	0.01%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended June 30,
	2020		2019	2018	2017		2016

Net asset value, beginning of year	$11.38		$11.31	$11.21	$11.58		$10.91

Net investment income(a)	0.27		0.32	0.32	0.34		0.35
Net realized and unrealized gain (loss)	(0.54)		0.21	0.10	(0.37)		0.67

Net increase (decrease) from investment operations	(0.27)		0.53	0.42	(0.03)		1.02

Distributions(b)
From net investment income	(0.27)		(0.34)	(0.32)	(0.34)		(0.35)
From net realized gain	—		(0.12)	—	—		—

Total dividends and distributions	(0.27)		(0.46)	(0.32)	(0.34)		(0.35)

Net asset value, end of year	$10.84		$11.38	$11.31	$11.21		$11.58

Total Return(c)
Based on net asset value	(2.42)%		4.85%	3.83%	(0.19)%		9.55%

Ratios to Average Net Assets(d)
Total expenses	0.73	%(e)	0.81%	0.81%	0.81	%(e)	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%		0.75%	0.72%	0.73%		0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(f)	0.60%		0.60%	0.60%	0.63%		0.78%

Net investment income	2.42%		2.89%	2.87%	3.06%		3.17%

Supplemental Data
Net assets, end of year (000)	$91,458		$103,286	$107,538	$114,821		$124,864

Borrowings outstanding, end of year (000)	$94,386		$88,529	$67,389	$60,785		$49,774

Portfolio turnover rate	43%		43%	43%	34%		20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	0.01%	0.01%	0.01%	0.01%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C

	Year Ended June 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.38	$11.31	$11.21	$11.58	$10.90

Net investment income(a)	0.17	0.22	0.22	0.24	0.25
Net realized and unrealized gain (loss)	(0.55)	0.21	0.10	(0.37)	0.69

Net increase (decrease) from investment operations	(0.38)	0.43	0.32	(0.13)	0.94

Distributions(b)
From net investment income	(0.17)	(0.24)	(0.22)	(0.24)	(0.26)
From net realized gain	—	(0.12)	—	—	—

Total distributions	(0.17)	(0.36)	(0.22)	(0.24)	(0.26)

Net asset value, end of year	$10.83	$11.38	$11.31	$11.21	$11.58

Total Return(c)
Based on net asset value	(3.38)%	3.92%	2.89%	(1.08)%	8.72%

Ratios to Average Net Assets(d)
Total expenses	1.64%	1.72%	1.73%	1.72%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.59%	1.65%	1.63%	1.63%	1.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees(e)	1.50%	1.50%	1.50%	1.52%	1.64%

Net investment income	1.52%	1.99%	1.96%	2.17%	2.27%

Supplemental Data
Net assets, end of year (000)	$111,588	$119,391	$98,722	$85,612	$77,338

Borrowings outstanding, end of year (000)	$94,386	$88,529	$67,389	$60,785	$49,774

Portfolio turnover rate	43%	43%	43%	34%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2020	2019	2018	2017	2016
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	0.01%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K

	Year Ended June 30,		Period from 01/25/18 (a) to 06/30/18
	2020	2019

Net asset value, beginning of period	$11.38	$11.31	$11.34

Net investment income(b)	0.29	0.34	0.16
Net realized and unrealized gain (loss)	(0.55)	0.21	(0.05)

Net increase (decrease) from investment operations	(0.26)	0.55	0.11

Distributions(c)
From net investment income	(0.29)	(0.36)	(0.14)
From net realized gain	—	(0.12)	—

Total distributions	(0.29)	(0.48)	(0.14)

Net asset value, end of period	$10.83	$11.38	$11.31

Total Return(d)
Based on net asset value	(2.36)%	5.01%	1.02	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.59%	0.67%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54%	0.60%	0.58	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.45%	0.45%	0.45	%(g)

Net investment income	2.54%	3.05%	3.42	%(g)

Supplemental Data
Net assets, end of period (000)	$4,097	$4,050	$2,611

Borrowings outstanding, end of period (000)	$94,386	$88,529	$67,389

Portfolio turnover rate	43%	43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	2020	2019	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund	National Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 24, 2020, National Municipal and New York Municipal’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Board of Directors of BlackRock Municipal Bond Fund, Inc. and Board of Trustees of BlackRock Multi-State Municipal Series Trust are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On May 11, 2020, the Board of Trustees of BlackRock New York Municipal Bond Trust (“BQH”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of the Fund, each approved the merger of BQH with and into a wholly-owned subsidiary of New York Municipal. The merger is expected to occur in or before the fourth quarter of 2020 and is subject to the approval of BQH’s shareholders and the satisfaction of customary closing conditions.

Reorganization: The Board and shareholders of New York Municipal and the Board and shareholders of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”) approved the reorganization of the Target Fund into New York Municipal. As a result, New York Municipal acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of New York Municipal.

Each Common Shareholder of the Target Fund received shares of New York Municipal in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on June 19, 2020, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of shares of New York Municipal in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of BlackRock New York Municipal Opportunities Fund
BlackRock Muni New York Intermediate Duration Fund, Inc.	Common	4,209,844	1.36098961	Investor A	5,729,554

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Target Fund’s net assets and composition of net assets on June 19, 2020, the valuation date of the reorganization, were as follows:

BlackRock Muni New York Intermediate Duration Fund, Inc.
Net assets	$62,088,752
Paid-in-capital	59,006,263
Accumulated earnings	3,082,489

For financial reporting purposes, assets received and shares issued by New York Municipal were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of New York Municipal’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of New York Municipal before the reorganization were $1,622,641,229. The aggregate net assets of New York Municipal immediately after the reorganization amounted to $1,684,729,981. The Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates
BlackRock Muni New York Intermediate Duration Fund, Inc.	$70,713,095	$66,961,872	$9,746,745

The purpose of this transaction was to combine funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on June 22, 2020.

Assuming the reorganization had been completed on July 1, 2019, the beginning of the fiscal reporting period of New York Municipal, the pro forma results of operations for the year ended June 30, 2020, are as follows:

•	Net investment income: $ 42,795,244

•	Net realized and change in unrealized loss on investments: $ (110,826,573)

•	Net decrease in net assets resulting from operations: $ (68,031,329)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in New York Municipal’s Statements of Operations since June 22, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts,) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Trustees as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2020. The adjusted cost basis of securities at June 30, 2019, are as follows:

BlackRock High Yield Municipal Fund	$1,240,714,750
BlackRock National Municipal Fund	11,378,731,073
BlackRock Short-Term Municipal Fund	508,473,089
BlackRock New York Municipal Opportunities Fund	1,541,162,776

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
High Yield Municipal	$955,190	$369,515	$101,373	$1,426,078
National Municipal	3,725,142	1,081,304	330,499	5,136,945
New York Municipal	1,053,590	375,726	103,060	1,532,376

For the year ended June 30, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$178,932,874	$102,623,815	0.11% — 0.46%	$83,555,557	1.70%
National Municipal	309,569,411	126,900,000	0.16 — 0.17	278,575,090	1.84
New York Municipal	186,682,238	92,616,206	0.15 — 0.50	87,254,583	1.75

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at June 30, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at June 30, 2020.

For the year ended June 30, 2020, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
High Yield Municipal	$—	—%	$279,508	0.71%
National Municipal	—	—	27,320	0.66
New York Municipal	1,770,000	0.18	57,405	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

High Yield Municipal and New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440
$3 Billion — $5 Billion	0.420
$5 Billion — $10 Billion	0.410
Greater than $10 Billion	0.400

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds (a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25	0.25%	0.25%
Investor A1	N/A	N/A	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	N/A	0.25	N/A	0.25

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	N/A	0.55	N/A	0.35

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

For the year ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor C	Investor C1	Total
High Yield Municipal	$—	$1,014,771	$—	$626,782	$—	$1,641,553
National Municipal	8,570	9,220,740	—	2,513,049	3,983	11,746,342
Short-Term Municipal	—	314,660	14,803	124,160	—	453,623
New York Municipal	—	1,850,536	98,792	1,234,721	180	3,184,229

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$1,817	$—	$2,790	$—	$791	$—	$187	$5,585
National Municipal	38,883	19	18,571	—	1,765	39	11,191	70,468
Short-Term Municipal	1,343	—	614	112	112	—	6	2,187
New York Municipal	1,822	—	3,277	2,009	854	7	30	7,999

For the year ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$310,039	$—	$175,753	$—	$38,102	$—	$6,085	$529,979
National Municipal	3,332,261	1,372	3,744,172	—	141,982	876	215,634	7,436,297
Short-Term Municipal	349,030	—	52,931	7,588	8,798	—	620	418,967
New York Municipal	399,916	—	354,763	46,538	65,115	106	437	866,875

Other Fees: For the year ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$22,171	$85,108	$1,991	$16,835

For the year ended June 30, 2020, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$95,262	$276,009	$30,932	$254,943
Investor A1	—	—	—	20
Investor C	13,692	29,693	1,989	31,991

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2020, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$59,694	$1,049,278	$3,193	$39,778

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

National Municipal
Amounts waived	$751,519

For the year ended June 30, 2020, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$16,758	$151,928	$5,811	$22,646

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Institutional	0.54%	0.43%	0.36%	0.50%
Service	N/A	0.68	N/A	N/A
Investor A	0.79	0.68	0.61	0.75
Investor A1	N/A	N/A	0.46	0.60
Investor C	1.54	1.43	1.36	1.50
Investor C1	N/A	1.23	N/A	1.10
Class K	0.49	0.38	0.31	0.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2020 for High Yield Municipal, National Municipal and Short-Term Municipal and through October 31, 2021 for New York Municipal, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2020, the Manager waived and/or reimbursed the following amounts, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived and/or reimbursed	$281,266	$1,798,409	$259,365	$796,468

These amounts waived and/or reimbursed are included in transfer agent fees waived—class specific in the Statements of Operations. For the year ended June 30, 2020, class specific expense waivers and/or reimbursements are:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$—	$—	$—	$—	$6,763	$—	$6,084	$12,847
National Municipal	1,139,755	13	1,900,024	—	16,329	627	215,633	3,272,381
Short-Term Municipal	169,918	—	1	299	2,589	—	619	173,426
New York Municipal	19,835	—	1,325	204	3,510	89	436	25,399

With respect to the contractual expense limitation, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the year ended June 30, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal:

Investor A	$4,918
Investor A1	1,558

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

New York Municipal
Fund level	$1,510,506
Institutional	188,519
Investor A	141,548
Investor A1	26,130
Investor C	49,165
Investor C1	1,037
Class K	432

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. National Municipal, Short-Term Municipal and New York Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	$39,767,549	$68,552,882	$—

7.	PURCHASES AND SALES

For the year ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Purchases	$596,442,828	$8,690,652,006	$548,734,633	$807,665,276
Sales	418,232,796	8,411,939,633	463,079,248	739,533,240

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income(a)
6/30/2020	$46,909,848	$288,089,045	$7,073,676	$37,548,027
6/30/2019	37,607,045	286,782,845	7,505,022	31,884,004
Ordinary income(b)
6/30/2020	29,415	13,891,588	—	3,637,254
6/30/2019	118,667	529,447	1,945	4,194,848
Long-term capital gains(c)
6/30/2019	—	—	—	12,236,862

Total
6/30/2020	$46,939,263	$301,980,633	$7,073,676	$41,185,281

6/30/2019	$37,725,712	$287,312,292	$7,506,967	$48,315,714

(a)	The Funds designate these amounts paid during the fiscal year ended June 30, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income from bonds not federally tax-exempt, recognized market discount and net short-term gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term gains for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended June 30, 2019, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$160,192	$4,271,426	$471,159	$207,610
Undistributed ordinary income	254,004	60,846	—	64,885
Non-expiring capital loss carryforwards(a)	(31,925,417)	—	(2,030,300)	(148,089,315)
Net unrealized gain(b)	32,621,251	557,620,153	3,937,241	79,156,180
Qualified late-year losses(c)	—	(142,169,660)	—	—

Total	$1,110,030	$419,782,765	$2,378,100	$(68,660,640)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to trustees.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended June 30, 2020, BlackRock National Municipal Bond Fund utilized $4,280,520 of its capital loss carryforward.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$1,286,757,325	$12,732,918,087	$647,478,644	$1,564,104,729

Gross unrealized appreciation	$60,430,053	$579,995,437	$4,349,604	$89,122,644
Gross unrealized depreciation	(27,808,802)	(22,339,416)	(412,363)	(9,966,464)

Net unrealized appreciation (depreciation)	$32,621,251	$557,656,021	$3,937,241	$79,156,180

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2020, High Yield Municipal, Short-Term Municipal and New York Municipal did not borrow under the credit agreement.

For the year ended June 30, 2020, National Municipal’s amount of bank borrowings and the interest rate for the one-day loan under the credit agreement were $5,000 and 1.61%, respectively. As of June 30, 2020, the Fund did not have any outstanding borrowings under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/20		Year Ended 06/30/19
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	51,221,958	$489,211,451	48,011,453	$461,847,724
Shares issued in reinvestment of distributions	1,773,868	17,320,931	1,620,626	15,585,537
Shares redeemed	(52,533,019)	(493,585,345)	(27,976,963)	(267,100,777)

Net increase	462,807	$12,947,037	21,655,116	$210,332,484

Investor A
Shares sold and automatic conversion of shares	25,002,934	$246,309,845	22,894,734	$219,950,419
Shares issued in reinvestment of distributions	1,321,589	12,841,343	887,544	8,523,497
Shares redeemed	(16,955,691)	(161,182,472)	(11,899,024)	(114,529,735)

Net increase	9,368,832	$97,968,716	11,883,254	$113,944,181

Investor C
Shares sold	1,365,184	$13,507,419	1,496,023	$14,399,553
Shares issued in reinvestment of distributions	147,893	1,442,581	157,978	1,517,839
Shares redeemed and automatic conversion of shares	(1,942,387)	(18,859,452)	(1,399,302)	(13,416,354)

Net increase (decrease)	(429,310)	$(3,909,452)	254,699	$2,501,038

Class K
Shares sold	6,041,301	$58,629,673	4,275,533	$40,978,269
Shares issued in reinvestment of distributions	230,634	2,238,184	85,102	823,157
Shares redeemed	(2,448,988)	(22,805,554)	(621,600)	(5,951,810)

Net increase	3,822,947	$38,062,303	3,739,035	$35,849,616

Total Net Increase	13,225,276	$145,068,604	37,532,104	$362,627,319

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

	Year Ended 06/30/20		Year Ended 06/30/19
National Municipal	Shares	Amount	Shares	Amount
Institutional
Share sold	166,644,457	$1,832,817,562	188,451,216	$2,026,151,563
Shares issued in reinvestment of distributions	7,672,644	84,928,356	7,085,986	76,464,035
Shares redeemed	(121,597,184)	(1,323,335,706)	(109,052,729)	(1,168,365,423)

Net increase	52,719,917	$594,410,212	86,484,473	$934,250,175

Service
Shares sold	104,224	$1,152,548	150,560	$1,630,387
Shares issued in reinvestment of distributions	6,164	68,236	6,653	71,692
Shares redeemed	(94,727)	(1,042,372)	(80,313)	(868,977)

Net increase	15,661	$178,412	76,900	$833,102

Investor A
Shares sold and automatic conversion of shares	171,265,742	$1,886,615,807	151,420,934	$1,628,555,380
Shares issued in reinvestment of distributions	7,016,909	77,741,769	6,507,823	70,237,861
Shares redeemed	(110,765,588)	(1,207,534,336)	(119,328,783)	(1,272,116,947)

Net increase	67,517,063	$756,823,240	38,599,974	$426,676,294

Investor C
Shares sold	3,759,175	$41,706,762	2,598,767	$28,041,603
Shares issued in reinvestment of distributions	286,397	3,174,969	462,217	4,980,232
Shares redeemed and automatic conversion of shares	(7,454,944)	(82,352,848)	(8,959,360)	(96,096,764)

Net decrease	(3,409,372)	$(37,471,117)	(5,898,376)	$(63,074,929)

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	705	7,872	8,384	89,720
Shares redeemed and automatic conversion of shares	(83,055)	(941,879)	(832,956)	(8,780,921)

Net decrease	(82,350)	$(934,007)	(824,572)	$(8,691,201)

Class K
Shares sold	137,112,682	$1,517,044,530	120,493,941	$1,297,927,285
Shares issued in reinvestment of distributions	9,097,612	100,754,125	8,792,756	94,880,796
Shares redeemed	(75,334,190)	(819,834,952)	(70,834,100)	(759,716,875)

Net increase	70,876,104	$797,963,703	58,452,597	$633,091,206

Total Net Increase	187,637,023	$2,110,970,443	176,890,996	$1,923,084,647

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 06/30/20		Year Ended 06/30/19
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	26,623,745	$269,158,015	18,889,236	$190,552,798
Shares issued in reinvestment of distributions	328,175	3,328,008	325,127	3,284,798
Shares redeemed	(20,305,543)	(205,353,358)	(20,433,975)	(206,341,841)

Net increase (decrease)	6,646,377	$67,132,665	(1,219,612)	$(12,504,245)

Investor A
Shares sold and automatic conversion of shares	17,782,637	$180,325,431	10,970,470	$110,675,814
Shares issued in reinvestment of distributions	137,511	1,394,796	107,841	1,090,475
Shares redeemed	(9,028,033)	(91,420,518)	(6,392,962)	(64,591,801)

Net increase	8,892,115	$90,299,709	4,685,349	$47,174,488

Investor A1
Shares sold	1	$14	2,532	$25,526
Shares issued in reinvestment of distributions	12,527	127,155	15,609	157,768
Shares redeemed	(150,722)	(1,527,942)	(209,463)	(2,115,381)

Net decrease	(138,194)	$(1,400,773)	(191,322)	$(1,932,087)

Investor C
Shares sold	404,842	$3,986,573	760,258	$7,461,958
Shares issued in reinvestment of distributions	4,618	45,620	8,275	81,469
Shares redeemed and automatic conversion of shares	(921,806)	(9,096,861)	(921,298)	(9,058,346)

Net decrease	(512,346)	$(5,064,668)	(152,765)	$(1,514,919)

Class K
Shares sold	446,154	$4,522,781	318,214	$3,209,234
Shares issued in reinvestment of distributions	9,830	99,670	12,447	125,727
Shares redeemed	(486,098)	(4,920,665)	(263,303)	(2,661,819)

Net increase (decrease)	(30,114)	$(298,214)	67,358	$673,142

Total Net Increase	14,857,838	$150,668,719	3,189,008	$31,896,379

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

	Year Ended 06/30/20		Year Ended 06/30/19
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	28,568,439	$322,739,311	37,686,537	$422,080,397
Shares issued in reinvestment of distributions	1,573,382	17,654,551	1,842,502	20,591,971
Shares redeemed	(29,729,657)	(321,787,189)	(15,333,041)	(171,156,084)

Net increase	412,164	$18,606,673	24,195,998	$271,516,284

Investor A
Shares sold and automatic conversion of shares	29,123,947	$332,135,607	29,574,914	$332,533,178
Shares issued in reorganization	5,729,554	62,088,752	—	—
Shares issued in reinvestment of distributions	1,413,831	15,858,534	1,436,214	16,061,476
Shares redeemed	(20,021,125)	(218,329,073)	(9,551,713)	(106,793,932)

Net increase	16,246,207	$191,753,820	21,459,415	$241,800,722

Investor A1
Shares sold	9	$744	469	$5,098
Shares issued in reinvestment of distributions	147,454	1,655,817	269,651	3,013,078
Shares redeemed	(779,707)	(8,691,610)	(702,560)	(7,875,876)

Net decrease	(632,244)	$(7,035,049)	(432,440)	$(4,857,700)

Investor C
Shares sold	2,571,849	$29,392,314	3,432,261	$38,523,222
Shares issued in reinvestment of distributions	155,298	1,742,978	275,581	3,074,564
Shares redeemed and automatic conversion of shares	(2,916,220)	(32,207,489)	(1,945,764)	(21,792,181)

Net increase (decrease)	(189,073)	$(1,072,197)	1,762,078	$19,805,605

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	46	518	630	7,292
Shares redeemed and automatic conversion of shares	(4,024)	(46,998)	(62,227)	(691,989)

Net decrease	(3,978)	$(46,480)	(61,597)	$(684,697)

Class K
Shares sold	1,585,590	$18,322,229	259,366	$2,928,443
Shares issued in reinvestment of distributions	9,675	108,590	11,592	129,378
Shares redeemed	(1,572,897)	(16,397,165)	(145,892)	(1,625,909)

Net increase	22,368	$2,033,654	125,066	$1,431,912

Total Net Increase	15,855,444	$204,240,421	47,048,520	$529,012,126

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund, and BlackRock New York Municipal Opportunities Fund and the Board of Directors/Trustees of BlackRock Municipal Bond Fund, Inc. and BlackRock Multi-State Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund, Inc. (the “Company”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”) (together, the “Board,” the members of which are referred to as “Board Members”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between the Company, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of the Company, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of the Trust, and BlackRock, each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Short-Term Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Short-Term Fund’s underperformance relative to its Performance Peers during the applicable periods.

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Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the New York Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels. The Board noted that if the size of the High Yield Fund were to decrease, the High Yield Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Fund’s total expenses as a percentage of the High Yield Fund’s average daily net assets on a class-by-class basis.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board noted that if the size of the National Fund or the Short-Term Fund were to decrease, the National Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board noted that if the size of the Short-Term Fund or the National Fund were to decrease, the Short-Term Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New York Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the New York Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels. The Board noted that if the size of the New York Fund were to decrease, the New York Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the New York Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Company, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	99

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 263 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 264 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	103

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LOC	Letter of Credit

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

SBPA	Stand-by Bond Purchase Agreements

SONYMA	State of New York Mortgage Agency

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	105

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/20-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi Catherine A. Lynch Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$38,862	$38,862	$0	$0	$13,700	$13,500	$0	$0
BlackRock National Municipal Fund	$37,638	$37,638	$0	$0	$13,700	$13,500	$0	$0
BlackRock Short-Term Municipal Fund	$30,804	$30,804	$0	$0	$13,700	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$13,700	$13,500
BlackRock National Municipal Fund	$13,700	$13,500
BlackRock Short-Term Municipal Fund	$13,700	$13,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 4, 2020